[front cover]


                      AMERICAN CENTURY VARIABLE PORTFOLIOS
                                Semiannual Report

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VP Value

June 30, 2001

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[inside front cover]

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     American Century's reports to shareholders have been awarded the
Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]

James E. Stowers, Jr., standing, with James E. Stowers III

    The six months covered in this report were challenging ones for equity investors, whose resolve was constantly tested in an environment of slowing business activity and lower corporate earnings. As your portfolio managers discuss on the following pages, your fund achieved a positive 7.21% return in a period when the overall market, as measured by the S&P 500, fell 6.7%. It's our job, especially during times like these, to stick closely to our discipline of seeking fundamentally sound businesses whose stock is temporarily trading at a discount to what we think is fair market value. We believe this strategy will continue to reward our investors over time.

    In corporate matters, we're pleased to announce a long-planned change in our investment team's executive leadership. On July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM), our investment manager, became its chairman.

    Randy Merk, formerly CIO for American Century's fixed income discipline, succeeded Bob as ACIM president and CIO. As the company's top investment executive, Randy is now responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

    Randy has worked in the financial services industry for nearly a quarter of a century. Since joining American Century in 1987, he has had broad oversight responsibilities for both fixed income and equity portfolios. Randy has worked closely with Bob for a number of years, making this a smooth and effective transition.

    Over his 18 years with the company, Bob has been the primary architect of American Century's move beyond its successful domestic growth investment process into other investment disciplines. He has been a strong leader for our investment teams during a period of unprecedented growth and change. While reducing his day-to-day management responsibilities, Bob will increase his focus on business strategy and professional development of our investment managers.

    Our congratulations to these investment executives and colleagues. We strongly believe that they will continue to serve you and American Century well in their new roles.

Sincerely,

/s/James E. Stowers, Jr.                   /s/James E. Stowers III

James E. Stowers, Jr.                      James E. Stowers III
Founder and Chairman                       Co-Chairman of the Board

[right margin]

                               Table of Contents

  Report Highlights .......................................................    2
  Market Perspective ......................................................    3

VP VALUE
  Performance Information .................................................    4
  Management Q&A ..........................................................    5
  Portfolio at a Glance ...................................................    5
  Top Ten Holdings ........................................................    6
  Top Five Industries .....................................................    6
  Types of Investments ....................................................    7
  Schedule of Investments .................................................    8

FINANCIAL STATEMENTS
  Statement of Assets and Liabilities .....................................   10
  Statement of Operations .................................................   11
  Statement of Changes in Net Assets ......................................   12
  Notes to Financial Statements ...........................................   13
  Financial Highlights ....................................................   15

OTHER INFORMATION
  Background Information
     Investment Philosophy and Policies ...................................   16
     Comparative Indices ..................................................   16
     Portfolio Managers ...................................................   16
  Glossary ................................................................   17


                                                  www.americancentury.com     1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Economic growth slowed drastically in the six months ended June 30, 2001, with the manufacturing and technology sectors hardest hit. Consumer and business confidence headed south in response to slower growth, falling stock prices, and rising energy costs.

* Looking at the six months on a value-versus-growth basis, the S&P 500/BARRA Value Index (a proxy for value-oriented stocks in the index) was down 2.41% against a 11.04% decrease in its opposite, S&P 500/BARRA Growth Index.

* The Federal Reserve intervened and cut short-term interest rates by 2.75% during the reporting period. However, declining corporate profits, overcapacity in many sectors of the economy, and international weakness continued to pose challenges for growth ahead.

* A cautious approach to financial risk prevailed. Many investors sought companies with clear visions of future profitability and steady growth rates. Small- and mid-cap stocks fared particularly well after several years of underperformance that made them appealing bargains.

VP VALUE

* VP Value gained 7.21% -- solidly ahead of the 4.22% increase posted by its benchmark, the Lipper Multi-Cap Value Index. The S&P 500 Index, representing the broad market, declined 6.70%.

* The sluggish economy caused widespread weakness in corporate profits, and the damage crept into most corners of the market, leaving many high-quality companies selling at bargain prices--good news for value investors.

* After four quarters of declines, the equities market rebounded in April--a rally led by technology and ignited by an unanticipated interest rate cut from the Federal Reserve. As the period drew to a close, much of the optimism faded as investors realized that the economy was still weak and that a rebound in corporate profits was further off than anticipated.

* The embattled technology sector, though not the fund's largest concentration, was the largest contributor to performance, with most of the strength coming from the computer software industry.

* After months of struggling, telecommunications firms were among the top contributors for the period--a long-awaited reversal from previous periods in which these firms experienced sharp declines. In particular, the fund's stake in traditional telephone companies proved beneficial.

* The energy sector suffered during the period and though underweight in this declining sector, VP Value couldn't entirely escape the damage caused by falling crude oil prices. Still, the fund's weighting was concentrated in high-quality, integrated companies that have compelling business prospects.

[left margin]

                            VP VALUE

     TOTAL RETURNS:                            AS OF 6/30/01
        6 Months                                       7.21%*
        1 Year                                        31.94%
     INCEPTION DATE:                                  5/1/96
     NET ASSETS:                                $1.0 billion

*Not annualized.

See Total Returns on page 4.

Investment terms are defined in the Glossary on pages 17-18.


2     1-800-345-6488


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]

Mark Mallon, chief investment officer, specialty, asset allocation, and growth and income equities

U.S. ECONOMY

    Economic growth slowed drastically in the six months ended June 30, 2001, with the manufacturing and technology sectors hardest hit. Consumer and business confidence headed south in response to slower growth, falling stock prices, and rising energy costs.

    On many levels, the prevailing sentiment among investors continued to shift away from the unbridled optimism of the late 1990s to a more cautious approach. The shift toward caution that began in March of 2000 gained momentum over the last six months, weighing on the economy. The highest flying stocks continued to lose altitude, business and consumer spending slowed from its torrid pace, and layoff announcements skyrocketed.

    The Federal Reserve moved to rescue the ailing economy, cutting short-term interest rates by 2.75% during the reporting period. Toward the end of the period, the Fed's economic stimulus and an impending tax cut, as well as resilient auto and home sales, seemed to calm consumers and the financial markets. However, declining corporate profits, overcapacity in many sectors of the economy, and international weakness continued to pose challenges for growth ahead.

VALUE MATTERS

    A cautious approach to financial risk drove the stock market's performance, causing value stocks to outperform growth shares by a wide margin. Many investors sought companies with clear visions of future profitability and steady growth rates.

    In recent months, the performance disparity between growth and value narrowed somewhat as recession fears subsided and investors began to hope for better times ahead. The market's focus on valuations boosted small- and mid-cap stocks after several years of underperformance. Although smaller stocks are often considered riskier in uncertain economic times, investors couldn't pass up their relatively low prices.

NEW ECONOMY STOCKS DIVE

    Technology stocks suffered steep declines. Deterioration in their business fundamentals and high valuations made the sector extremely vulnerable to a pervasive bargain-hopping mentality. Tech companies continued to suffer from a severe drop in demand as corporations with sagging earnings cut costs by reducing investments in technology.

OLD ECONOMY SHARES THRIVE

    The exodus out of technology and the search for reasonably priced stocks ended with many Old Economy names. In what was a healthy sign for financial markets, investors embraced companies in a diverse group of industries, and current financial results seemed to become more highly valued than future promises.

[right margin]

"MANY INVESTORS SOUGHT COMPANIES WITH CLEAR VISIONS OF FUTURE PROFITABILITY AND STEADY GROWTH RATES."

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2001

S&P 500/BARRA VALUE                -2.41%
S&P MIDCAP 400/BARRA VALUE          7.54%
S&P SMALLCAP 600/BARRA VALUE       11.84%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization value stocks.

[data for line chart below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 2001

                S&P 500/          S&P MidCap 400/         S&P SmallCap 600/
              BARRA Value           BARRA Value              BARRA Value
12/31/00         $1.00                 $1.00                    $1.00
1/31/01          $1.04                 $1.04                    $1.08
2/28/01          $0.97                 $1.01                    $1.03
3/31/01          $0.93                 $0.97                    $0.99
4/30/01          $1.00                 $1.05                    $1.05
5/31/01          $1.01                 $1.07                    $1.08
6/30/01          $0.98                 $1.08                    $1.12

Value on 6/30/01
S&P 500/BARRA Value                $0.98
S&P MidCap 400/BARRA Value         $1.08
S&P SmallCap 600/BARRA Value       $1.12


                                                  www.americancentury.com     3


VP Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2001

                                                                   LIPPER
                                       VP VALUE      S&P 500      MULTI-CAP
                                                                    VALUE

6 MONTHS*                                7.21%        -6.70%        4.22%
1 YEAR                                  31.94%       -14.83%       15.14%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                                  7.52%         3.89%        5.61%
5 YEARS                                 12.64%        14.48%       12.79%
LIFE OF FUND                            12.82%        14.63%       12.56%

The portfolio's inception date was 5/1/1996.

* Returns for periods less than one year are not annualized.

See pages 16-17 for information about the indices and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

[data for mountain chart below]

GROWTH OF $10,000 OVER LIFE OF PORTFOLIO

$10,000 investment made 5/1/96

Value on 6/30/01
S&P 500                      $20,242
VP Value                     $18,634
Lipper Multi-Cap Value       $18,430

                     VP Value           S&P 500      Lipper Multi-Cap Value
Date                  Value              Value              Value
5/1/1996             $10,000            $10,000            $10,000
6/30/1996            $10,275            $10,297            $10,094
9/30/1996            $10,322            $10,615            $10,392
12/31/1996           $11,228            $11,499            $11,262
3/31/1997            $11,256            $11,808            $11,452
6/30/1997            $12,727            $13,870            $12,994
9/30/1997            $14,218            $14,908            $14,293
12/31/1997           $14,157            $15,336            $14,293
3/31/1998            $15,764            $17,475            $15,926
6/30/1998            $14,992            $18,052            $15,644
9/30/1998            $13,360            $16,256            $13,266
12/31/1998           $14,838            $19,718            $15,226
3/31/1999            $14,218            $20,702            $15,335
6/30/1999            $16,790            $22,164            $17,147
9/30/1999            $14,935            $20,778            $15,303
12/31/1999           $14,712            $23,870            $16,130
3/31/2000            $14,384            $24,417            $16,167
6/30/2000            $14,124            $23,767            $16,005
9/30/2000            $15,375            $23,537            $16,927
12/31/2000           $17,381            $21,696            $17,684
3/31/2001            $17,133            $19,123            $17,224
6/30/2001            $18,634            $20,242            $18,430

The graph at left shows the growth of a $10,000 investment over the life of the portfolio, while the graph below shows the portfolio's year-by-year performance. The S&P 500 Index and the Lipper Multi-Cap Value Index are provided for comparison. VP Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart data below]

ONE-YEAR RETURNS OVER LIFE OF PORTFOLIO (PERIODS ENDED JUNE 30)

                 VP Value         Lipper Multi-Cap Value
Date              Return                  Return
6/30/96*           2.75%                   0.94%
6/30/97           23.86%                  28.73%
6/30/98           17.80%                  20.39%
6/30/99           11.98%                   9.61%
6/30/00          -15.88%                  -6.66%
6/30/01           31.94%                  15.14%

* From 5/1/96 (the fund's inception) to 6/30/96.


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VP Value--Q&A
--------------------------------------------------------------------------------

[photo of Phil Davidson and Scott Moore]

    An interview with Phil Davidson (left) and Scott Moore, portfolio managers on the VP Value investment team.

HOW DID VP VALUE PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 2001?

    We were pleased to provide strong results in the midst of difficult market conditions. VP Value gained 7.21% -- solidly ahead of the 4.22% increase posted by its benchmark, the Lipper Multi-Cap Value Index. The S&P 500 Index, representing the broad market, declined 6.70%.

WHAT FACTORS CONTRIBUTED TO VP VALUE'S PERFORMANCE?

    To begin with, during the first half of the period, we operated in an environment that favored our style of investing. The turbulence that plagued the equities market for much of 2000 persisted into the first quarter of 2001. As the economy remained sluggish, one company after another announced earnings shortfalls. The Federal Reserve undertook an aggressive campaign to cut interest rates and spark economic expansion, but the damage had already crept into most corners of the economy and the market, leaving many high-quality companies selling at bargain prices--good news for value investors.

    The second half of the period held both surprise and change. After four quarters of declines, the equities market rebounded in April--a rally led by technology and ignited by an unanticipated interest rate cut from the Federal Reserve. Buoyed by optimism in response to the more relaxed monetary policy, investors discounted the deluge of negative earnings news from a variety of businesses and tiptoed back into growth stocks. As the period drew to a close, much of the optimism faded as investors realized that the economy was still weak and that a rebound in corporate profits was further off than anticipated.

    Though this made for a challenging climate for all equity investors, value investors met with more success. Looking at the six months on a value-versus-growth basis, the S&P 500/BARRA Value Index (a proxy for value-oriented stocks in the index) was down 2.41% against an 11.04% decrease in its opposite, S&P 500/BARRA Growth Index. During the same time, the Nasdaq Composite fell 12.38%.

    During the period, strong individual stock selection was especially critical to VP Value's success. We remained true to our pure-play value discipline and bottom-up, price-driven approach that mandates consideration of each portfolio candidate on its own merits, rather than allowing market movements or sector rotations to dictate what stocks we own.

    And when money that had long flowed out of value stocks and into virtually anything in the technology universe reversed course, we were ready and waiting. Investors revisited Old Economy companies that before had seemed stodgy and lackluster. As value investors, that was exactly our strategy, and we were rewarded for 'staying in our lane.'

CAN YOU PLEASE ILLUSTRATE THIS STRATEGY WITH AN EXAMPLE?

    Our strategy of seeking high-quality, reasonably priced companies led us to the basic materials sector, where we found a classic value stock in Minerals

[right margin]

"THE SECOND HALF OF THE PERIOD HELD BOTH SURPRISE AND CHANGE. AFTER FOUR QUARTERS OF DECLINES, THE EQUITIES MARKET REBOUNDED IN APRIL--A RALLY LED BY TECHNOLOGY AND IGNITED BY AN UNANTICIPATED INTEREST RATE CUT FROM THE FEDERAL RESERVE."

PORTFOLIO AT A GLANCE

                             6/30/01    12/31/00

NO. OF SECURITIES              90          70

P/E RATIO                     19.0        18.6

MEDIAN MARKET                 $4.71       $5.42
   CAPITALIZATION            BILLION     BILLION

WEIGHTED AVERAGE              $30.5       $24.9
   MARKET CAPITALIZATION     BILLION     BILLION

PORTFOLIO TURNOVER            80%(1)     159%(2)

(1) Six months ended 6/30/01.

(2) Year ended 12/31/00.

Investment terms are defined in the Glossary on pages 17-18.


                                                  www.americancentury.com     5


VP Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

Technologies Inc., our second-best performing security for the six months.

   Minerals Technologies is the leading supplier of a chemical additive that can be used as substitute for pulp in the paper-making process. The additive reduces manufacturing costs without degrading the quality of the paper product, translating into increased profit margins for paper producers.

   From an investment perspective, Minerals Technologies has many features that make it a textbook example of how our strategy works. First, the company averages returns on capital that are higher than those of its more traditional business counterparts in the forest products and paper industry. Second, Mineral Technologies is an industry leader that dominates the arena in which it participates. In addition, the company has a strong balance sheet. Finally, the firm's stock was selling at a discount to what we believed was fair market value. In particular, economic softness and now-resolved company-specific issues restrained the stock. We believed these issues were transitory and unrelated to the firm's underlying integrity and viability, making it an attractively priced addition to the portfolio that has since gone on to deliver solid results.

WHICH INDUSTRIES OR STOCKS ADDED THE MOST TO RETURNS?

   The technology sector, though not the fund's largest concentration, was the largest contributor to performance, with most of the strength coming from the computer software industry. While technology stocks enjoyed a brief revival in April, the group struggled in the periods before and after, as investors remained cautious of high valuations and the prospects of any company with a technology bent.

   In this uncertain environment, security selection was pivotal, yielding our best-performing stock for the period. Computer Associates International, Inc. designs, produces and supports software applications for use on mainframe computers. When businesses upgrade to newer, more efficient mainframes, they must also purchase the new software needed to run them. Computer Associates is an industry leader in supplying the mainframe software to corporate clients. The current upgrade cycle has also been beneficial to IBM--the premier provider of commercial mainframe and enterprise systems and one of Computer Associates' business partners. In addition, IBM has diversified its interests well beyond its core mainframe business and into areas such as information technology services, where the firm is gaining market share.

   We responded to this strength by reducing our stake in Computer Associates and eliminating our position in IBM as the price for each company's stock rose, resulting in healthy gains for the fund.

WERE THERE OTHER HIGH POINTS IN THE PORTFOLIO?

   After months of struggling, telecommunications firms were among the top contributors for the period--a long-awaited reversal from previous periods in which these firms experienced sharp declines.

   In particular, our stake in traditional telephone companies proved beneficial. On an industry level, businesses in this arena are experiencing the effects of the economic downturn just as others are, but to a lesser degree, which helps this group's relative performance. At the same time, traditional telephone companies are reducing their capital spending--action that creates expectations by investors of higher margins and better returns on capital.

[left margin]

TOP TEN HOLDINGS
                                    % OF FUND INVESTMENTS
                                    AS OF           AS OF
                                   6/30/01         12/31/00
ROYAL DUTCH
   PETROLEUM CO.
   NEW YORK SHARES                  4.5%             4.6%
FIRST VIRGINIA
   BANKS, INC.                      3.6%             4.2%
VERIZON
   COMMUNICATIONS                   3.5%             4.1%
SPRINT CORP.                        3.4%             2.8%
CLOROX COMPANY                      2.9%             2.1%
AGL RESOURCES INC.                  2.4%             2.4%
MINNESOTA MINING &
   MANUFACTURING CO.                2.4%             2.0%
PROCTOR & GAMBLE
   CO. (THE)                        2.3%              --
BECTON DICKINSON
   & CO.                            2.2%             2.0%
WASTE
   MANAGEMENT, INC.                 2.0%              --

TOP FIVE INDUSTRIES
                                    % OF FUND INVESTMENTS
                                    AS OF           AS OF
                                   6/30/01         12/31/00
TELEPHONE                           8.6%             8.3%
ENERGY RESERVES
   & PRODUCTION                     7.6%             5.8%
HOME PRODUCTS                       6.4%             3.2%
BANKS                               5.6%             5.2%
ELECTRICAL UTILITIES                4.7%             5.1%


6     1-800-345-6488


VP Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

    Firms that have effectively instituted cost-cutting measures are meeting those expectations. Verizon and Sprint are good examples. These long-time holdings--two of the fund's largest positions--were among the best performers for the period. We have held our positions based on the belief that these firms have bright futures, given their solid financial positions, strategically placed assets and sound business prospects.

    Verizon Communications Inc. was formed by the merger of Bell Atlantic and GTE and is one of the market leaders in traditional telephone and wireless services. By eliminating costs as a result of the merger, Verizon has done an excellent job of meeting expectations for earnings and returns on capital, even in this difficult economic environment. This, along with solid performance from their wireless service business, has helped the company deliver superior returns.

    Sprint is another high-profile leader in the business whose stock previously suffered for several reasons, including the blocked merger with WorldCom and slowing growth in its core long-distance business. Another factor was the dilution of the company's shares to fund a new growth initiative, Sprint ION(reg.tm) (Integrated, On-Demand Network), which provides a high-bandwidth platform to small businesses for a seamlessly integrated operating and networking system.

    Though Sprint's long-distance business is pressuring earnings, the firm's local telephone business, its largest cash flow avenue, remains a solid performer. In addition, a reorganization of the Sprint ION venture is likely, which will help control costs and boost margins. We continue to be confident about Verizon and Sprint and are maintaining material positions.

WHICH HOLDINGS DAMPENED PERFORMANCE?

    The energy sector suffered during the period and though we were underweight in this declining sector, we couldn't entirely escape the damage caused by falling crude oil prices.

    Still, our weighting was concentrated in high-quality, integrated companies, such as Royal Dutch Petroleum, the largest position in the portfolio during the period. Royal Dutch Petroleum produces petroleum products, chemicals, and alternative energy sources such as solar cells. Though the company experienced modest declines, it held up better than the sector, and we remain confident in its long-term prospects, so it continues to be a top-ten holding.

    Another disappointing stock, this time from the commercial services sector, was Computer Sciences Corporation, which provides consulting and information technology services. Sentiment played a role. We purchased this stock at a time when the prevailing concern about technology-related companies was that economic weakness would forestall corporate spending on these services. In addition, the company missed some large contracts, causing temporary loss of market share that weighed on revenues and earnings. Despite the firm's recent troubles, Computer Sciences Corporation is still an industry leader, so we are maintaining a material position.

WHAT'S YOUR OUTLOOK FOR VALUE INVESTING?

    We are optimistic. The volatile market environment continues to present many good value opportunities, and it's our job to find those that appear most promising. We remain committed to our discipline of buying undervalued, leading businesses that have transitory issues affecting the price of their stocks. Over time, these firms should offer investors opportunities for strong, risk-adjusted returns.


TYPES OF INVESTMENTS IN THE PORTFOLIO
===============================================================================
                                                    AS OF JUNE 30, 2001
* U.S. COMMON STOCKS
  & FUTURES                                                91.1%
* FOREIGN COMMON STOCKS                                     5.9%
-------------------------------------------------------------------------------
      TOTAL EQUITY EXPOSURE                                97.0%

* TEMPORARY CASH INVESTMENTS                                3.0%

[pie chart]

===============================================================================
                                                  AS OF DECEMBER 31, 2000
* U.S. COMMON STOCKS
  & FUTURES                                                90.1%
* FOREIGN COMMON STOCKS                                     4.6%
-------------------------------------------------------------------------------
      TOTAL EQUITY EXPOSURE                                94.7%

* TEMPORARY CASH INVESTMENTS                                5.3%

[pie chart]


                                                  www.americancentury.com     7


VP Value--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

Shares                                                            Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 90.3%

BANKS -- 5.6%
     101,500  First Union Corp.                              $    3,546,410
     784,500  First Virginia Banks, Inc.                         36,965,640
     318,400  Marshall & Ilsley Corp.                            17,161,760
                                                        ------------------------
                                                                 57,673,810
                                                        ------------------------

CHEMICALS -- 2.9%
     107,900  Air Products & Chemicals, Inc.                      4,936,425
     453,100  Minerals Technologies Inc.                         19,447,052
     247,500  Sherwin-Williams Co.                                5,494,500
                                                        ------------------------
                                                                 29,877,977
                                                        ------------------------

CLOTHING STORES -- 1.3%
     854,100  Intimate Brands, Inc.                              12,871,287
                                                        ------------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 0.4%
     190,900  Avocent Corp.(1)                                    4,319,113
                                                        ------------------------

COMPUTER SOFTWARE -- 1.2%
      47,800  Autodesk, Inc.                                      1,781,745
     130,500  Computer Associates
                 International, Inc.                              4,698,000
     121,100  Synopsys, Inc.(1)                                   5,921,185
                                                        ------------------------
                                                                 12,400,930
                                                        ------------------------

CONSTRUCTION & REAL PROPERTY -- 1.4%
     284,600  Martin Marietta Materials, Inc.                    14,084,854
                                                        ------------------------

CONSUMER DURABLES -- 0.6%
     172,100  Carlisle Companies, Inc.                            6,001,127
                                                        ------------------------

DEFENSE/AEROSPACE -- 0.6%
      76,000  Honeywell Inc.                                      2,659,240
     107,400  Lockheed Martin Corp.                               3,979,170
                                                        ------------------------
                                                                  6,638,410
                                                        ------------------------

DEPARTMENT STORES -- 1.0%
     243,900  Federated Department Stores, Inc.(1)               10,365,750
                                                        ------------------------

DRUGS -- 2.2%
     322,300  Bristol-Myers Squibb Co.                           16,856,290
      87,500  Merck & Co., Inc.                                   5,592,125
                                                        ------------------------
                                                                 22,448,415
                                                        ------------------------

ELECTRICAL EQUIPMENT -- 3.0%
      92,800  AVX Corp.                                           1,948,800
      36,700  CommScope, Inc.(1)                                    862,450
     175,022  Dover Corp.                                         6,589,578
     485,900  Littelfuse, Inc.(1)                                13,014,832
     182,500  Rockwell Collins(1)                                 4,343,500
     179,500  Vishay Intertechnology, Inc.(1)                     4,128,500
                                                        ------------------------
                                                                 30,887,660
                                                        ------------------------

ELECTRICAL UTILITIES -- 4.7%
     336,300  FPL Group, Inc.                                    20,248,623
     592,300  Niagara Mohawk Holdings Inc.(1)                    10,477,787
     746,900  Wisconsin Energy Corp.                             17,753,813
                                                        ------------------------
                                                                 48,480,223
                                                        ------------------------

Shares                                                            Value
--------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 7.6%
     199,200  Burlington Resources, Inc.                 $        7,958,040
      83,200  Chevron Corp.                                       7,529,600
     174,400  Exxon Mobil Corp.                                  15,233,840
     801,923  Royal Dutch Petroleum Co.
                 New York Shares                                 46,728,052
                                                        ------------------------
                                                                 77,449,532
                                                        ------------------------

ENVIRONMENTAL SERVICES -- 2.0%
     680,700  Waste Management, Inc.                             20,979,174
                                                        ------------------------

FINANCIAL SERVICES -- 2.8%
     313,500  American Express Co.                               12,163,800
     109,000  MBIA Inc.                                           6,069,120
      86,700  Student Loan Corp. (The)                            6,047,325
      60,900  USA Education Inc.                                  4,445,700
                                                        ------------------------
                                                                 28,725,945
                                                        ------------------------

FOOD & BEVERAGE -- 3.3%
     513,328  Archer-Daniels-Midland Co.                          6,673,264
     211,800  Campbell Soup Company                               5,453,850
     416,100  Coca-Cola Enterprises Inc.                          6,803,235
     191,500  Heinz (H.J.) Co.                                    7,830,435
     218,700  Kraft Foods Inc.(1)                                 6,779,700
                                                        ------------------------
                                                                 33,540,484
                                                        ------------------------

FOREST PRODUCTS & PAPER -- 3.7%
      46,200  Bemis Co., Inc.                                     1,855,854
     216,000  Minnesota Mining &
                 Manufacturing Co.                               24,645,600
     248,000  Sonoco Products Co.                                 6,170,240
     231,300  Westvaco Corp.                                      5,618,277
                                                        ------------------------
                                                                 38,289,971
                                                        ------------------------

GAS & WATER UTILITIES -- 4.1%
   1,048,300  AGL Resources Inc.                                 24,897,125
     654,300  WGL Holdings Inc.                                  17,738,073
                                                        ------------------------
                                                                 42,635,198
                                                        ------------------------

GROCERY STORES -- 0.4%
     138,000  Albertson's Inc.                                    4,138,620
                                                        ------------------------

HEAVY ELECTRICAL EQUIPMENT -- 1.9%
     401,600  Cooper Industries, Inc.                            15,899,344
      41,500  Emerson Electric Co.                                2,510,750
      85,800  Rockwell International Corp.(1)                     1,317,030
                                                        ------------------------
                                                                 19,727,124
                                                        ------------------------

HEAVY MACHINERY -- 0.5%
    128,500  Deere & Co.                                         4,863,725
                                                        ------------------------

HOME PRODUCTS -- 6.4%
     893,400  Clorox Company                                     30,241,590
     133,200  Fortune Brands, Inc.                                5,109,552
     231,900  International Flavors & Fragrances Inc.             5,827,647
     371,500  Procter & Gamble Co. (The)                         23,701,700
                                                        ------------------------
                                                                 64,880,489
                                                        ------------------------

HOTELS -- 0.3%
      92,200  Harrah's Entertainment, Inc.(1)                     3,254,660
                                                        ------------------------


8         1-800-345-6488                      See Notes to Financial Statements


VP Value--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2001 (UNAUDITED)

Shares                                                            Value
--------------------------------------------------------------------------------

INDUSTRIAL PARTS -- 1.9%
     238,800  Grainger (W.W.), Inc.                          $    9,829,008
     287,100  York International Corp.                           10,054,242
                                                        ------------------------
                                                                 19,883,250
                                                        ------------------------

INDUSTRIAL SERVICES -- 1.5%
     320,700  XTRA Corp.(1)                                      15,906,720
                                                        ------------------------

INFORMATION SERVICES -- 4.3%
     198,800  ADVO, Inc.(1)                                       6,789,020
     395,900  Computer Sciences Corp.(1)                         13,698,140
     278,000  Interpublic Group of Companies, Inc.                8,159,300
     247,100  Reynolds & Reynolds Co. Cl A                        5,423,845
     282,000  Valassis Communications, Inc.(1)                   10,095,600
                                                        ------------------------
                                                                 44,165,905
                                                        ------------------------

LEISURE -- 0.2%
      94,500  Brunswick Corp.                                     2,270,835
                                                        ------------------------

LIFE & HEALTH INSURANCE -- 0.7%
     246,900  MetLife, Inc.                                       7,648,962
                                                        ------------------------

MEDIA -- 0.6%
     301,600  Belo Corp. Cl A                                     5,682,144
                                                        ------------------------

MEDICAL PRODUCTS & SUPPLIES -- 3.2%
     256,400  Beckman Coulter Inc.                               10,461,120
     639,100  Becton Dickinson & Co.                             22,873,389
                                                        ------------------------
                                                                 33,334,509
                                                        ------------------------

MEDICAL PROVIDERS & SERVICES -- 0.1%
      87,550  LabOne, Inc.(1)                                       580,019
                                                        ------------------------

MOTOR VEHICLES & PARTS -- 1.1%
     489,500  Delphi Automotive Systems                           7,797,735
      96,100  Superior Industries International, Inc.             3,680,630
                                                        ------------------------
                                                                 11,478,365
                                                        ------------------------

OIL SERVICES -- 0.2%
      76,500  Diamond Offshore Drilling, Inc.                     2,528,325
                                                        ------------------------

PROPERTY & CASUALTY INSURANCE -- 2.6%
      86,900  Argonaut Group, Inc.                                1,746,256
     222,000  Chubb Corp. (The)                                  17,189,460
     361,900  Horace Mann Educators Corp.                         7,798,945
                                                        ------------------------
                                                                 26,734,661
                                                        ------------------------

PUBLISHING -- 2.0%
      28,100  Banta Corp.                                           823,330
      55,300  Knight-Ridder, Inc.                                 3,279,290
     403,400  New York Times Co. (The) Cl A                      16,942,800
                                                        ------------------------
                                                                 21,045,420
                                                        ------------------------

RAILROADS -- 0.6%
     108,700  Union Pacific Corp.                                 5,968,717
                                                        ------------------------

RESTAURANTS -- 0.8%
     311,600  Wendy's International, Inc.                         7,958,264
                                                        ------------------------

SECURITIES & ASSET MANAGEMENT -- 1.7%
     283,000  Edwards (A.G.), Inc.                               12,735,000
     123,600  T. Rowe Price Group Inc.                            4,687,530
                                                        ------------------------
                                                                 17,422,530
                                                        ------------------------

Shares                                                            Value
--------------------------------------------------------------------------------

SPECIALTY STORES -- 0.3%
     100,800  RadioShack Corp.                               $    3,074,400
                                                        ------------------------

TELEPHONE -- 8.6%
     558,600  CenturyTel Inc.(2)                                 16,925,580
   1,639,900  Sprint Corp.                                       35,028,264
     669,608  Verizon Communications                             35,824,027
                                                        ------------------------
                                                                 87,777,871
                                                        ------------------------

TOBACCO -- 1.2%
     426,900  UST Inc.                                           12,320,334
                                                        ------------------------

WIRELESS TELECOMMUNICATIONS -- 0.8%
     353,600  Nokia Corp. Cl A ADR                                7,793,344
                                                        ------------------------

TOTAL COMMON STOCKS                                             928,109,053
                                                        ------------------------
   (Cost $851,411,633)

TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES* -- 6.7%

    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 3.90%, dated 6/29/01,
       due 7/2/01 (Delivery value $48,715,827)                   48,700,000

    Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 3.90%, dated 6/29/01,
       due 7/2/01 (Delivery value $20,578,561)                   20,571,875
                                                        ------------------------

TOTAL TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES                                           69,271,875
                                                        ------------------------
   (Cost $69,271,875)

TEMPORARY CASH INVESTMENTS -- 3.0%

    Repurchase Agreements, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 3.90%, dated 6/29/01,
       due 7/2/01 (Delivery value $30,438,014)                   30,428,125
                                                        ------------------------
   (Cost $30,428,125)

TOTAL INVESTMENT SECURITIES -- 100.0%                        $1,027,809,053
                                                        ========================
   (Cost $951,111,633)

EQUITY FUTURES CONTRACTS*
                          Expiration         Underlying Face      Unrealized
Purchased                    Date            Amount at Value         Loss
--------------------------------------------------------------------------------
225 S&P 500 Futures     September 2001         $69,271,875       $(2,323,513)
                                           =====================================

*EQUITY FUTURES CONTRACTS typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash for additional stock purchases.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.


See Notes to Financial Statements                 www.americancentury.com     9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 2001 (UNAUDITED)

ASSETS

Investment securities, at value
   (identified cost of $951,111,633) (Note 3) ................    $1,027,809,053
Cash .........................................................         4,727,930
Receivable for investments sold ..............................        39,116,815
Receivable for variation margin on futures contracts .........           285,735
Dividends and interest receivable ............................           878,854
                                                                  --------------
                                                                   1,072,818,387
                                                                  --------------

LIABILITIES

Payable for investments purchased ............................        34,737,865
Accrued management fees (Note 2) .............................           800,946
Payable for directors' fees and expenses (Note 2) ............             3,018
                                                                  --------------
                                                                      35,541,829
                                                                  --------------

NET ASSETS ...................................................    $1,037,276,558
                                                                  ==============

CAPITAL SHARES, $0.01 PAR VALUE

Authorized ...................................................       400,000,000
                                                                  ==============
Outstanding ..................................................       146,711,800
                                                                  ==============

NET ASSET VALUE PER SHARE ....................................    $         7.07
                                                                  ==============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ......................    $  941,955,350
Undistributed net investment income ..........................         6,292,044
Undistributed net realized gain on investment transactions ...        14,655,257
Net unrealized appreciation on investments (Note 3) ..........        74,373,907
                                                                  --------------
                                                                  $1,037,276,558
                                                                  ==============


10        1-800-345-6488                      See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME

INCOME:
Dividends (net of foreign taxes withheld of $83,952) ..........      $ 7,803,962
Interest ......................................................        2,503,545
                                                                     -----------
                                                                      10,307,507
                                                                     -----------

EXPENSES (Note 2):
Management fees ...............................................        3,992,479
Directors' fees and expenses ..................................            5,959
                                                                     -----------
                                                                       3,998,438
                                                                     -----------

NET INVESTMENT INCOME .........................................        6,309,069
                                                                     -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)

Net realized gain on investment transactions ..................       37,038,474
Change in net unrealized appreciation on investments ..........       16,170,082
                                                                     -----------


NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...............       53,208,556
                                                                     -----------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........      $59,517,625
                                                                     ===========


See Notes to Financial Statements                 www.americancentury.com    11


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2000

INCREASE IN NET ASSETS
                                                                     2001               2000
OPERATIONS

Net investment income ....................................... $    6,309,069       $   8,709,112
Net realized gain (loss) on investment transactions .........     37,038,474          (4,768,302)
Change in net unrealized appreciation on investments ........     16,170,082          91,535,912
                                                            ------------------   ------------------
Net increase in net assets resulting from operations ........     59,517,625          95,476,722
                                                            ------------------   ------------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income ..................................     (8,666,195)         (5,355,227)
In excess of net realized gains on investment transactions ..            --          (13,703,080)
                                                            ------------------   ------------------
Decrease in net assets from distributions ...................     (8,666,195)        (19,058,307)
                                                            ------------------   ------------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ...................................    544,170,204         630,881,104
Proceeds from reinvestment of distributions .................      8,666,195          19,058,307
Payments for shares redeemed ................................   (238,624,999)       (470,310,579)
                                                            ------------------   ------------------
Net increase in net assets from capital share transactions ..    314,211,400         179,628,832
                                                            ------------------   ------------------

NET INCREASE IN NET ASSETS ..................................    365,062,830         256,047,247

NET ASSETS

Beginning of period .........................................    672,213,728         416,166,481
                                                            ------------------   ------------------
End of period ............................................... $1,037,276,558       $ 672,213,728
                                                            ==================   ==================

Undistributed net investment income .........................     $6,292,044          $8,649,170
                                                            ==================   ==================

TRANSACTIONS IN SHARES OF THE FUND

Sold ........................................................     80,133,518         110,352,100
Issued in reinvestment of distributions .....................      1,287,696           3,857,957
Redeemed ....................................................    (35,563,103)        (83,329,014)
                                                            ------------------   ------------------
Net increase ................................................     45,858,111          30,881,043
                                                            ==================   ==================


12       1-800-345-6488                       See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Value Fund (the fund) is one of the funds in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its investment objective by investing in securities management believes to be undervalued at the time of purchase. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    For the two-month period ended December 31, 2000, the fund incurred net capital losses of $2,421,536. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

    At December 31, 2000, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $5,316,677 (expiring in 2008) which may be used to offset future taxable gains.


                                                www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annualized fee schedule for the fund is as follows:

    1.00% of the first $500 million
    0.95% of the next $500 million
    0.90% over $1 billion

    The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc. The fund has a bank line of credit agreement with J.P. Morgan Chase & Co. See Note 4 for information on the bank line of credit.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2001, totaled $865,903,425 and $576,385,473, respectively.

    As of June 30, 2001, accumulated net unrealized appreciation was $59,793,997, based on the aggregate cost of investments for federal income tax purposes of $968,015,056, which consisted of unrealized appreciation of $76,480,374 and unrealized depreciation of $16,686,377.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has an unsecured $520,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2001.


14    1-800-345-6488


VP Value--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                     FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                2001(1)     2000        1999         1998        1997         1996(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period          $6.67        $5.95        $6.73        $6.93        $5.58        $5.00
                                            ---------    ---------    ---------    ---------    ---------    ---------

Income From Investment Operations

  Net Investment Income                        0.04         0.08         0.08       0.08(3)        0.07         0.05

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions                   0.44         0.90        (0.15)       0.27          1.37         0.56
                                            ---------    ---------    ---------    ---------    ---------    ---------

  Total From Investment Operations             0.48         0.98        (0.07)       0.35          1.44         0.61
                                            ---------    ---------    ---------    ---------    ---------    ---------

Distributions

  From Net Investment Income                  (0.08)       (0.07)       (0.07)      (0.04)        (0.04)       (0.03)

  From Net Realized Gains
  on Investment Transactions                    --           --         (0.57)      (0.51)        (0.05)         --

  In Excess of Net Realized Gains
  on Investment Transactions                    --         (0.19)       (0.07)        --            --           --
                                            ---------    ---------    ---------    ---------    ---------    ---------

  Total Distributions                         (0.08)       (0.26)       (0.71)      (0.55)        (0.09)       (0.03)
                                            ---------    ---------    ---------    ---------    ---------    ---------

Net Asset Value, End of Period                $7.07        $6.67        $5.95        $6.73        $6.93        $5.58
                                            =========    =========    =========    =========    =========    =========

  TOTAL RETURN(4)                              7.21%      18.14%       (0.85)%       4.81%       26.08%       12.28%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                         0.98%(5)     1.00%         1.00%       1.00%        1.00%       1.00%(5)

Ratio of Net Investment Income
to Average Net Assets                         1.55%(5)     1.81%         1.40%       1.21%        1.60%       1.98%(5)

Portfolio Turnover Rate                         80%         159%          118%        158%         138%         49%

Net Assets, End of Period (in thousands)     $1,037,277   $672,214     $416,166     $316,624     $188,015     $23,894

(1)  Six months ended June 30, 2001 (unaudited).

(2)  May 1, 1996 (inception) through December 31, 1996.

(3)  Computed using average shares outstanding throughout the year.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements               www.americancentury.com       15


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     Conservative investment practices are the hallmark of American Century's VP Value Fund. Broad diversification across many industries is stressed to reduce the impact of one sector on fund performance. The management team also looks for dividend yield, because dividend income can help offset the impact of market downturns on fund performance.

     VP VALUE'S investment objective is long-term capital growth, with income as a secondary objective. To achieve this objective, the fund invests in the equity securities of well-established businesses that the fund's management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow, and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may secondarily look for income when making portfolio selections.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

     The LIPPER MULTI-CAP VALUE INDEX consists of the largest funds tracked by Lipper Inc. that seek long-term growth of capital by investing in companies of all capitalization sizes that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors.

     The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price/book ratios and, in general, share other characteristics associated with value stocks.

     The S&P 500/BARRA GROWTH INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have higher price-to-book ratios and, in general, share other characteristics associated with "growth" stocks.

     The S&P MIDCAP 400/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P MidCap 400 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with "value" stocks.

     The S&P SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 600 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with "value" stocks.

[left margin]

PORTFOLIO MANAGERS
===============================================================================
VP Value
     PHIL DAVIDSON, CFA
     SCOTT MOORE, CFA


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Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $11.1 billion. This is Lipper's market capitalization breakpoint as of June 30, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.5 billion and $11.1 billion. This is Lipper's market capitalization breakpoint as of June 30, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


                                                  www.americancentury.com    17


Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization breakpoint as of June 30, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


18    1-800-345-6488


Notes
--------------------------------------------------------------------------------


                                                  www.americancentury.com    19


Notes
--------------------------------------------------------------------------------


20    1-800-345-6488


[inside back cover -- blank]


[back cover]

[graphic of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

--------------------------------------------------------------------------------
0108                              American Century Investment Services, Inc.
SH-SAN-26473                      (c)2001 American Century Services Corporation

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS
Semiannual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

VP International

June 30, 2001

[american century logo and text logo (reg. sm)]




[inside front cover]

[graphic of dalbar logo]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.




Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]

James E. Stowers, Jr., standing, with  James E. Stowers III

     The six months covered by this report were challenging for international investors, whose resolve was tested by a global environment of slowing business activity and declining corporate earnings. Most major international stock markets were down for the period, leading to a short-term decline for our international portfolio. We navigate stretches of market volatility and economic uncertainty by adhering closely to our discipline of searching for individual companies whose earnings are improving. We believe this strategy, now in its 30th year at American Century, will continue to reward our investors over time.

     In corporate matters, we're pleased to announce a long-planned change in our investment team's executive leadership. On July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM), our investment manager, became its chairman.

     Randy Merk, formerly CIO for American Century's fixed income discipline, succeeded Bob as ACIM president and CIO. As the company's top investment executive, Randy is responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

     Randy has worked in the financial services industry for nearly a quarter of a century. Since joining American Century in 1987, he has had broad oversight responsibilities for both fixed income and equity portfolios. Randy has worked closely with Bob for a number of years, making this a smooth and effective transition.

     Over his 18 years with the company, Bob has been the primary architect of American Century's move beyond its successful domestic growth investment process into other investment disciplines. He has been a strong leader for our investment teams during a period of unprecedented growth and change. While reducing his day-to-day management responsibilities, Bob will increase his focus on business strategy and professional development of our investment managers.

     Our congratulations to these investment executives and colleagues. We strongly believe that they will continue to serve you and American Century well in their new roles.

Sincerely,
[signature]                    [signature]
James E. Stowers, Jr.          James E. Stowers III
Founder and Chairman           Co-Chairman of the Board

[right margin]

                               Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
VP INTERNATIONAL
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Investments by Country .................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Sectors .......................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   11
   Statement of Operations ................................................   12
   Statement of Changes
      in Net Assets .......................................................   13
   Notes to Financial
      Statements ..........................................................   14
   Financial Highlights ...................................................   16
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   17
      Comparative Indices .................................................   17
      Portfolio Managers ..................................................   17
   Glossary ...............................................................   18


                                              www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The six-month period ended
     June 30, 2001, left little doubt that the slowdown of the United States' economy was having a deeper and more prolonged impact on international markets than many officials and executives originally anticipated. Global business activity took a sudden and steep downturn as companies around the world reported slower growth, lower profits and reduced earnings.


VP INTERNATIONAL

* VP International declined 20.15% for the six months ended June 30, 2001, while its benchmark, the Morgan Stanley Capital International EAFE Index, fell 14.87%.

* The search for growing companies led VP International to reduce its investments in financials, take a greater representation in energy-related companies, and increase our investments in auto manufacturers and selected retailers.

* The disciplined process pointed the portfolio to companies with potential predictable earnings that appear able to sustain their growth, even in a slowing economy, such as grocery stores.

                                VP INTERNATIONAL
       TOTAL RETURNS:                                      AS OF 6/30/01
          6 Months                                            -20.15%*
          1 Year                                              -29.33%
       INCEPTION DATE:                                        5/1/94
       NET ASSETS:                                        $799.2 million

*Not annualized

See Total Returns on page 4.

Investment terms are defined in the Glossary on pages 18-19.


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Market Perspective from Henrik Strabo
--------------------------------------------------------------------------------

[photo of Henrik Strabo]

Henrik Strabo, chief investment officer, international equities



     A sudden and steep downturn in global business activity, triggered by a pull-back in the U.S. economy, made the six months ended June 30, 2001, volatile and challenging for growth-oriented investors in world markets.

     As in the United States, overseas technology companies, especially those involved with telecommunications, computers, and the Internet, bore the brunt of the slowdown. Their shares had reached unprecedented heights on the premise that future growth would be there in the form of ever-evolving technologies and a rapidly expanding global economy. But as 2001 unfolded and the number of negative earnings reports began to accelerate, investors sent tech shares sharply lower, placing a pall over growth stocks in general.

     Against this economic backdrop, exchange rates for major currencies such as the euro, linking a dozen countries in Europe, and the Japanese yen fluctuated widely during the period. Indeed, the euro sank to a six-month low against the dollar in late May. The currency's fall significantly restrained the returns of portfolios that had considerable investments in Europe.

EUROPE

     The consequences of the slowdown were most pronounced in Europe, where investors had been infatuated with "TMT" stocks: technology, media and telecommunications businesses benefiting from the marriage of wireless communications with the Internet. That infatuation began to dim in late 2000 when wireless providers bidding for European licenses sagged under tremendous debt. Investor confidence was further eroded by an unanticipated delay in "third-generation" wireless technology. That event, and the evaporation of many ".com" businesses, left rising unsold inventories at telecommunications equipment makers.

     In the U.S., the Federal Reserve lowered interest rates six times over the period to spark the economy but received little help from overseas. After many months of anticipation, the European Central Bank cut rates by 0.25% in May. The potential for more aggressive rate cuts remains small as long as inflation, fueled by higher energy prices and more expensive imports, is seen as a threat to European price stability.

JAPAN

     Meanwhile, Japan continues to be mired in sluggish growth, and with interest rates there hovering near zero percent, there is little room left for meaningful reductions. Nonetheless, with earnings uncertain in Europe, investors turned to Japan, drawn by stock prices at an 11-year low, cheap borrowing costs, a weak yen, and a new prime minister who is rekindling hopes of much-needed economic and corporate restructuring. With progress being measured in inches, Japan's economy remains a difficult climate for the sustainable growth stories we look for. Accordingly, our portfolio remains underweighted in that market.

HOW TO FIND EARNINGS?

     We follow a long-held investment process that centers on finding individual companies demonstrating improving earnings growth. Even in times of weaker business conditions, our disciplined, repeatable approach points us to pockets of acceleration throughout the global economy. They may be companies benefiting from higher energy prices, or pharmaceuticals realizing growth from their investments in R&D, or businesses in diverse industries exercising competitive advantages in one form or another. As always, our job is to ensure that our portfolio is filled with such growing companies.

[right margin]

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2001

MSCI EUROPE                    -17.54%
MSCI EMERGING LATIN AMERICA      4.93%
MSCI FAR EAST                   -9.40%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 2001

[line chart - data below]

                 MSCI               MSCI Emerging        MSCI Far
              Europe Index          Latin America       East Index
12/31/2000       $1.00                 $1.00               $1.00
 1/31/2001       $1.00                 $1.14               $0.99
 2/28/2001       $0.91                 $1.04               $0.95
 3/31/2001       $0.84                 $0.97               $0.91
 4/30/2001       $0.90                 $1.03               $0.96
 5/31/2001       $0.86                 $1.06               $0.96
 6/30/2001       $0.82                 $1.05               $0.91


                                              www.americancentury.com      3


VP International--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2001



                         VP            MSCI         S&P
                    INTERNATIONAL      EAFE         500
                                                   INDEX
6 MONTHS*              -20.15%        -14.87%      -6.70%
1 YEAR                 -29.33%        -23.84%     -14.83%
===============================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                  1.08%         -1.34%       3.89%
5 YEARS                 10.35%          2.83%      14.48%
LIFE OF PORTFOLIO        9.15%          4.11%      17.08%

The portfolio's inception date was 5/1/94.

*Returns for periods less than one year are not annualized.

See pages 17-18 for information about the MSCI EAFE Index and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

GROWTH OF $10,000 OVER LIFE OF PORTFOLIO

[line chart - data below]

               VP International      MSCI EAFE     S&P 500
 5/1/1994          $10,000            $10,000      $10,000
 6/30/1994          $9,780            $10,083       $9,915
 9/30/1994         $10,100            $10,093      $10,400
12/31/1994          $9,500             $9,990      $10,398
 3/31/1995          $9,299            $10,176      $11,411
 6/30/1995          $9,880            $10,250      $12,500
 9/30/1995         $10,360            $10,678      $13,494
12/31/1995         $10,660            $11,110      $14,306
 3/31/1996         $10,920            $11,431      $15,075
 6/30/1996         $11,439            $11,612      $15,751
 9/30/1996         $11,521            $11,597      $16,238
12/31/1996         $12,197            $11,781      $17,591
 3/31/1997         $12,841            $11,596      $18,062
 6/30/1997         $14,491            $13,101      $21,218
 9/30/1997         $15,020            $13,010      $22,805
12/31/1997         $14,470            $11,991      $23,459
 3/31/1998         $17,048            $13,755      $26,732
 6/30/1998         $18,131            $13,901      $27,614
 9/30/1998         $14,817            $11,925      $24,866
12/31/1998         $17,184            $14,389      $30,163
 3/31/1999         $17,454            $14,589      $31,668
 6/30/1999         $18,446            $14,960      $33,904
 9/30/1999         $19,100            $15,616      $31,785
12/31/1999         $28,188            $18,270      $36,514
 3/31/2000         $29,290            $18,250      $37,351
 6/30/2000         $26,493            $17,527      $36,357
 9/30/2000         $24,753            $16,112      $36,004
12/31/2000         $23,446            $15,681      $33,189
 3/31/2001         $19,176            $13,528      $29,253
 6/30/2001         $18,721            $13,349      $30,964

The graph at left shows the growth of a $10,000 investment in the portfolio over the life of the portfolio, while the graph below shows the portfolio's year-by-year performance. The MSCI EAFE Index is provided for comparison in each graph. VP International's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI EAFE Index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF PORTFOLIO (PERIODS ENDED JUNE 30)

[bar chart - data below]

                VP International          MSCI EAFE Index
6/30/94*            -2.20%                     0.83%
6/30/95              1.02%                     1.66%
6/30/96             15.77%                    13.28%
6/30/97             26.67%                    12.84%
6/30/98             25.12%                     6.10%
6/30/99              1.74%                     7.62%
6/30/00             43.62%                    17.16%
6/30/01            -29.33%                   -23.84%

*From 5/1/94 to 6/30/94


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VP International--Q&A
--------------------------------------------------------------------------------

[photo of Mark Kopinski and Henrik Strabo}

     An interview with Mark Kopinski and Henrik Strabo, portfolio managers on the VP International team.

HOW DID VP INTERNATIONAL PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 2001?

     VP International declined 20.15%, while its benchmark, the Morgan Stanley Capital International EAFE Index, retreated 14.87%.

     While negative short-term performance is never comfortable, the disciplined investment approach we follow is designed to provide superior results over time, and our longer-term investors have not been disappointed. VP International has produced an annualized return of 10.35% over the past five years, more than triple EAFE's 2.83%. Since its introduction in May 1994, the portfolio has generated an average annual return of 9.15%, against 4.11% for the benchmark.*

PLEASE COMMENT ON THE INTERNATIONAL INVESTING CLIMATE YOU FACED.

     Growth-oriented investors faced an exceptionally tough environment over the period as markets worldwide slowed in response to a cooling U.S. economy. The change in global business conditions was more sudden and steep than many anticipated, and the result was a steady stream of earnings warnings from companies in virtually every industry.

     As has been well documented, shares of telecommunications and technology companies worldwide were particularly hard hit as expectations for growth slowed. Investors were especially concerned about the continued earnings strength of businesses tied to the Internet, computers and wireless communications.

WHAT WAS YOUR STRATEGY IN THIS  ENVIRONMENT?

     We moved aggressively to add value for our investors in this climate of greatly reduced earnings visibility. We follow a "bottom-up" investment process, searching for individual businesses whose earnings are improving. Over the period, our international search for growing companies led us to reduce our investments in financials, take a greater representation in energy-related companies, and increase our investments in auto manufacturers and selected retailers.

     Consider energy, for example, where growth opportunities enabled us to increase our weighting to more than 6% of investments. Higher oil prices are encouraging the major oil companies to step up exploration and production, and that's translating into earnings growth for companies we own such as Transocean Sedco Forex Inc., an offshore drilling contractor. This global company specializes in drilling in deep water, where exploration is beginning to increase. Transocean's rigs are located throughout the world's major oil and gas drilling regions.

     Lukoil Holding was another strong contributor. Russia's top oil producer, Lukoil has vast proven oil reserves, mostly in western Siberia, and is completely vertically integrated. Its shares gained 32.7% over the six months, buoyed by higher oil prices in Europe and increased production.

     Our disciplined process points us to companies that appear able to sustain their growth, even in a slowing economy. Consumers basically spend the same amount on groceries when times are tough (if anything, they may eat out less and visit the supermarket more). That tendency benefited two of our investments in the United Kingdom, Safeway and Diageo.

[right margin]

PORTFOLIO AT A GLANCE
                                                 6/30/01          12/31/00
NO. OF EQUITY SECURITIES                          128               120
MEDIAN MARKET                                    $15.4             $15.5
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED AVERAGE                                 $36.7             $37.6
   MARKET CAPITALIZATION                        BILLION           BILLION
PORTFOLIO TURNOVER                              106%(1)           128%(2)

(1)    Six months ended 6/30/01.

(2)    Year ended 12/31/00.

INVESTMENTS BY COUNTRY
                                                         % OF FUND INVESTMENTS
                                             AS OF               AS OF
                                            6/30/01             12/31/00
UNITED KINGDOM                               18.3%               15.4%
UNITED STATES(1)                             16.6%               18.5%
JAPAN                                        15.3%                7.2%
FRANCE                                       11.1%               12.5%
NETHERLANDS                                   7.1%                8.0%
GERMANY                                       6.0%                5.0%
SWITZERLAND                                   5.0%                8.0%
DENMARK                                       3.5%                3.2%
ITALY                                         3.3%                4.4%
CANADA                                        3.0%                3.3%
OTHER                                        10.8%               14.5%

(1)    Includes temporary cash investments.

*See the previous page for other fund  performance comparisons.


                                              www.americancentury.com      5


VP International--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

     Safeway, a new position, operates retail supermarkets in the U.K. (not to be confused with the U.S.'s Safeway). The grocer had a strong first quarter, reflecting a combination of increased same-store sales, the addition of new stores, and improvements in buying practices and expense control.

     Diageo is in food, alcoholic beverages, and fast-food restaurants. The company owns Burger King restaurants and markets such strong food brands as Pillsbury, Haagen Dazs and Green Giant. Smirnoff, Jose Cuervo and Guinness Stout also are in its stable.

     Our second-best contributor, the United Kingdom's Compass Group, is another example of efforts to identify companies with potentially predictable earnings. Compass prepares food for institutions--factories, airports, malls and schools in more than 70 countries. Such operations not only tend to be somewhat recession-proof, they often involve multi-year contracts, which are considered essential to cost control in a tough economic environment.

WHAT INVESTMENTS FELL SHORT OF YOUR EXPECTATIONS?

     The financial sector accounted for many of them, and the reduction of its weighting in the portfolio from 24% to 17% of assets again underscores our search elsewhere for growth opportunities. The shares of many financially oriented companies overseas, as well as in the United States, were pressured by declining securities markets, including banks, financial services providers and insurance businesses.

     Alleanza Assicurazioni, Italy's biggest life insurer and a major player in financial services, was among those slowed by the downturn. Alleanza was one of the portfolio's largest holdings and a leading contributor at the start of the period. We eliminated our position when management was unable to control expenses and thus continue Alleanza's strong financial performance.

     We also sold another former top holding, France's Axa, an international group of insurance and related financial services companies. Caught in the period's economic malaise, Axa has lost share in the French insurance market, and has experienced a dramatic slowdown in its variable annuity business.

     Not all the news in financials was bad, as some key investments in special situations contributed to results despite pressure on the industry. The German financial services company, Marschollek Lautenschlaeger und Partner AG (MLP), continued to be a bright spot for us. In May, the German Parliament approved landmark changes in the nation's pension system that make individuals partly responsible for their retirement planning. That's expected to further fuel an already surging equity culture in that country, benefiting financial services firms like MLP.

WHERE ELSE DID YOU FIND OPPORTUNITY?

     In spite of slowing global growth, we found earnings acceleration among a group of carmakers in Japan and Korea that are experiencing strong sales both at home and in the United States.

     As a result, we increased our position in Honda Motor Co. In addition to its success in its own country, Honda continues to do well in the United States, where its Odyssey minivan remains a big seller. Toyota Motor Corp. also helped the portfolio. Toyota's success is coming from sales of sport-utility vehicles and its Lexus luxury car.

     South Korea's Hyundai Motor Co. was a top contributor during the period, gaining a remarkable 133%. At the other end of the spectrum, Hyundai makes economical cars--attractive to consumers in an uncertain economy--and is benefiting from increasing sales in Korea, as well as the United States.

[left margin]

TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
                                             AS OF              AS OF
                                            6/30/01            12/31/00
NOVO NORDISK A/S CL B                        2.6%                1.8%
AVENTIS SA                                   2.2%                1.8%
KONINKLIJKE AHOLD NV                         2.1%                1.1%
NINTENDO CO., LTD.                           2.1%                 .--
ING GROEP N.V.                               2.0%                2.1%
TYCO INTERNATIONAL LTD.                      1.8%                2.2%
DIAGEO PLC                                   1.7%                1.3%
NESTLE S.A.                                  1.6%                0.9%
ENI S.P.A.                                   1.5%                 .--
SUEZ SA(1)                                   1.5%                1.6%

(1)    Formerly Suez Lyonnaise des Eaux.

TOP FIVE MARKET SECTORS
                                               % OF FUND INVESTMENTS
                                             AS OF              AS OF
                                            6/30/01            12/31/00
FINANCIAL                                    17.1%              24.4%
CONSUMER (CYCLICAL)                          16.1%               4.4%
HEALTH CARE                                   9.3%              11.6%
CONSUMER
     (NON-CYCLICAL)                           9.1%               7.2%
TECHNOLOGY                                    6.8%               8.8%


 6         1-800-345-6488


VP International--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

JAPAN NOW REPRESENTS YOUR SECOND-LARGEST COUNTRY WEIGHTING AT ABOUT 15% OF THE PORTFOLIO, UP FROM ABOUT 7% SIX MONTHS AGO. IN WHICH OTHER JAPANESE FIRMS HAVE YOU INVESTED?

     We saw growth potential in some familiar names, including two well-known consumer products companies, Sony and Nintendo. Sony has developed many innovative products and is now one of the world's foremost companies in the consumer electronics and entertainment business. Sony's game division has overcome some production problems, and the company has reduced its inventory, which has helped profitability.

     Nintendo, the video game manufacturer, is introducing a new video game console later this year--Gamecube. Since the release of its first home video game system in 1985, Nintendo has sold more than 1.4 billion video games worldwide, and this product will add to a line that already includes the popular Mario Brothers and Donkey Kong games.

WHILE SOME TECHNOLOGY COMPANIES HELPED THE PORTFOLIO, THIS WAS ANOTHER ROUGH PERIOD FOR TECH AND TELECOM. HOW DID HOLDINGS IN THOSE SECTORS FARE?

     Not as well as we had hoped. As we said at the outset, technology and tele-communications companies had a difficult time making their numbers. In tele-communications, this was particularly true among our businesses associated with the cellular industry, such as Sweden's Ericsson Telephone Co. and Finland's Nokia Corp. After skyrocketing for several years, wireless subscriber growth is tapering off. In addition, investors are trying to determine the status of the next level of technology that will enable mobile phones to carry video, data and other broadband communications. All this contributed to a slowdown in handset sales, feverish market share competition, and uncertainty surrounding infrastructure orders. Canada's Nortel Networks Corp., a leading supplier of fiber-optic equipment used in high-speed data networks, was caught in the sudden decline of demand by telecom providers. We eliminated Nortel and Ericsson.

DRUG MAKERS OCCUPY TWO OF VP INTERNATIONAL'S TEN LARGEST POSITIONS. WHAT'S YOUR THINKING ON HEALTH CARE?

     As many investors may know, the health care sector retreated during the period. Pharmaceuticals in particular experienced significant gains in 2000 when investors were looking for a refuge from market turmoil. When interest rates in the United States and elsewhere began to decline, many investors sold health care investments to move into more economically sensitive sectors.

     We approach health care the way we approach any other sector--seeking individual companies with improving growth. For example, despite the change in sentiment, Novo Nordisk, our largest position, was up for the period. Denmark's Novo manufactures an array of medical products, including the industry's broadest diabetes drug portfolio.

     Our shares in France's Aventis and Switzerland's Novartis pulled back some, but we maintained our large stake in those two names. Both are benefiting from recent mergers and have promising product pipelines. Elsewhere in the sector, we own Takeda Chemical Industries, one of Japan's leading pharmaceutical companies.

WHAT ARE YOUR PLANS FOR VP INTERNATIONAL?

     We plan to continue our quest to own the best set of companies, regardless of the economic climate. Our disciplined approach, coupled with extensive research and analysis, is designed to lead us to strong, growing companies around the world. Our strategy underscores our belief that investing in decidedly successful businesses showing improving growth is the best way to generate superior returns over time.

TYPES OF INVESTMENTS IN  THE PORTFOLIO

                                                           AS OF JUNE 30, 2001
* FOREIGN COMMON STOCKS                                          83.4%
* U.S. COMMON STOCKS                                              4.2%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         87.6%
* TEMPORARY CASH INVESTMENTS                                     12.4%

[pie chart]

                                                       AS OF DECEMBER 31, 2000
* FOREIGN COMMON STOCKS                                          79.0%
* U.S. COMMON STOCKS                                              4.1%
* FOREIGN PREFERRED STOCKS                                        1.6%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                  84.7%
* FOREIGN BONDS                                                   0.9%
* TEMPORARY CASH INVESTMENTS                                     14.4%

[pie chart]


                                              www.americancentury.com      7


VP International--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

 COMMON STOCKS--87.6%
AUSTRALIA - 1.4%

                  530,782  BHP Billiton Ltd.(1)                              $                2,886,616
                  498,341  Broken Hill Proprietary Co. Ltd.                                   2,644,025
                  936,706  Coles Myer Limited                                                 3,023,039
                  126,213  National Australia Bank                                            2,259,125
                                                                      -----------------------------------------
                                                                                             10,812,805
                                                                      -----------------------------------------

BELGIUM - 0.4%
                  206,650  Dexia                                                              3,286,500
                                                                      -----------------------------------------

BRAZIL - 0.4%
                   93,400  Embraer Empresa Bras de
                              Aeronautica ADR                                                 3,647,270
                                                                      -----------------------------------------

CANADA - 3.0%
                   52,707  Alberta Energy Co. Ltd.                                            2,174,596
                   79,866  Alcan Inc.                                                         3,355,969
                   65,600  Biovail Corp. International(1)                                     2,853,600
                  149,609  Canadian Pacific Ltd.                                              5,797,349
                   49,878  Precision Drilling Corp.(1)                                        1,559,048
                  130,600  Suncor Energy, Inc.                                                3,327,828
                  118,600  Talisman Energy, Inc.                                              4,521,339
                                                                      -----------------------------------------
                                                                                             23,589,729
                                                                      -----------------------------------------

DENMARK - 3.5%
                  261,645  Den Danske Bank Group                                              4,705,203
                   30,200  ISS A/S(1)                                                         1,770,203
                  466,060  Novo Nordisk A/S Cl B                                             20,634,798
                                                                      -----------------------------------------
                                                                                             27,110,204
                                                                      -----------------------------------------

FINLAND - 0.5%
                  192,983  Nokia Corp. Cl A ADR                                               4,253,345
                                                                      -----------------------------------------

FRANCE - 11.1%
                   34,559  Air Liquide                                                        4,977,046
                   56,272  Alstom                                                             1,569,237
                   56,289  Altran Technologies SA                                             2,627,331
                  209,600  Aventis SA                                                        16,773,804
                   82,360  Carrefour SA                                                       4,368,426
                   40,747  France Telecom S.A.                                                1,946,851
                   15,500  Groupe Danone                                                      2,132,276
                   44,270  Lafarge SA                                                         3,794,543
                  147,854  Sanofi-Synthelabo S.A.                                             9,724,413
                  113,900  Societe Generale d'Entreprises SA                                  7,273,758
                   70,054  STMicroelectronics N.V.
                              New York Shares                                                 2,381,836
                  351,600  Suez SA                                                           11,338,643
                   66,800  Total Fina Elf SA                                                  9,376,496
                   70,230  Vivendi Universal SA                                               4,103,507
                  100,000  Vivendi Environnement                                              4,218,639
                                                                      -----------------------------------------
                                                                                             86,606,806
                                                                      -----------------------------------------

Shares                                                         Value
-------------------------------------------------------------------------------

GERMANY - 6.0%
                   26,808  Allianz AG                                         $                7,843,273
                  175,789  Bayerische Motoren Werke (BMW) AG                                   5,833,068
                   87,200  Deutsche Bank AG                                                    6,263,553
                   84,257  Deutsche Telekom                                                    1,924,907
                   97,000  E.On AG                                                             5,098,842
                   80,476  Marschollek Lautenschlaeger
                             und Partner AG                                                    8,878,474
                  117,600  Preussag AG                                                         3,572,884
                   50,900  SAP AG                                                              7,080,303
                                                                      ------------------------------------------
                                                                                              46,495,304
                                                                      ------------------------------------------

HONG KONG - 0.9%
                  360,000  Cheung Kong (Holdings) Ltd.                                         3,923,127
                  332,000  Sun Hung Kai Properties Ltd.                                        2,990,167
                                                                      ------------------------------------------
                                                                                               6,913,294
                                                                      ------------------------------------------

IRELAND - 1.2%
                  319,246  CRH plc                                                             5,445,655
                   72,311  Elan Corp. plc ADR(1)                                               4,410,971
                                                                      ------------------------------------------
                                                                                               9,856,626
                                                                      ------------------------------------------

ISRAEL - 0.6%
                   90,939  Check Point Software
                              Technologies Ltd.(1)                                             4,609,698
                                                                      ------------------------------------------

ITALY - 3.3%
                  690,200  Autostrade Concessioni e Costruzioni
                              Autostrade SpA                                                   4,492,612
                  942,950  ENI S.p.A.                                                         11,523,377
                1,393,717  IntesaBCI S.p.A.                                                    4,932,184
                  316,426  Mondadori (Arnoldo) Editore SpA                                     2,258,379
                  184,100  Riunione Adriatica di Sicurta SpA                                   2,268,553
                                                                      ------------------------------------------
                                                                                              25,475,105
                                                                      ------------------------------------------

JAPAN - 15.3%
                  180,000  Ajinomoto Co. Inc.                                                  1,931,743
                  175,000  Canon, Inc.                                                         7,074,393
                  216,000  Honda Motor Co., Ltd.                                               9,494,125
                  121,000  Ito-Yokado Co., Ltd.                                                5,580,510
                  170,000  JUSCO Co., Ltd.                                                     3,749,749
                  103,000  KAO Corp.                                                           2,561,059
                      474  KDDI Corp.                                                          2,212,697
                   23,200  Keyence Corp.                                                       4,605,574
                2,271,000  Mitsubishi Heavy Industries Ltd.                                   10,364,540
                  322,000  NEC Corp.                                                           4,351,875
                   91,600  Nintendo Co., Ltd.                                                 16,677,923
                  126,000  Nitto Denko Corp.                                                   3,638,259
                  432,000  Nomura Securities Co., Ltd.                                         8,281,372
                      386  NTT DoCoMo, Inc.                                                    6,718,428
                   12,000  Rohm Co. Ltd.                                                       1,865,330
                  268,000  Sharp Corp.                                                         3,654,301
                   40,300  Sony Corp.                                                          2,650,571
                  670,000  Sumitomo Mitsui Banking Corp.                                       5,535,192
                   77,000  Takeda Chemical Industries, Ltd.                                    3,582,113
                  443,000  Tokio Marine & Fire Insurance                                       4,139,523


 8         1-800-345-6488                  See Notes to Financial Statements


VP International--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

JUNE 30, 2001 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

                  653,000  Toshiba Corp.                                     $                3,451,590
                  210,000  Toyota Motor Corp.                                                 7,394,426
                                                                      -----------------------------------------
                                                                                            119,515,293
                                                                      -----------------------------------------

MEXICO - 1.1%
                2,027,388  Grupo Financiero Bancomer, S.A.
                              de C.V. Cl O(1)                                                 2,010,577
                   58,800  Grupo Televisa S.A. GDR(1)                                         2,352,588
                   95,000  Telefonos de Mexico, S.A. Cl L ADR                                 3,333,550
                  496,260  Wal-Mart de Mexico SA de CV,
                              Series V                                                        1,349,696
                                                                      -----------------------------------------
                                                                                              9,046,411
                                                                      -----------------------------------------

NETHERLANDS - 7.1%
                   21,200  Gucci Group N.V. New York Shares                                   1,775,500
                  240,876  ING Groep N.V.                                                    15,781,202
                  532,106  Koninklijke Ahold NV                                              16,708,154
                  108,552  Koninklijke Philips Electronics NV                                 2,869,029
                  273,668  TNT Post Group NV                                                  5,724,922
                  128,234  Unilever N.V.                                                      7,704,866
                  166,413  Wolters Kluwer NV                                                  4,483,938
                                                                      -----------------------------------------
                                                                                             55,047,611
                                                                      -----------------------------------------

PEOPLE'S REPUBLIC OF CHINA - 0.2%
                   84,800  China Unicom Limited ADR(1)                                        1,500,960
                                                                      -----------------------------------------

RUSSIAN FEDERATION - 0.3%
                   46,000  Lukoil Holding ADR                                                 2,213,750
                                                                      -----------------------------------------

SOUTH KOREA - 2.1%
                  341,940  Hyundai Motor Co. Ltd.                                             7,440,909
                  431,200  Kookmin Bank                                                       5,785,805
                   20,155  Samsung Electronics                                                2,975,594
                                                                      -----------------------------------------
                                                                                             16,202,308
                                                                      -----------------------------------------

SPAIN - 0.7%
                   88,800  Banco Popular Espanol SA                                           3,111,619
                  185,900  Telefonica S.A.(1)                                                 2,297,044
                                                                      -----------------------------------------
                                                                                              5,408,663
                                                                      -----------------------------------------

SWEDEN - 0.7%
                  304,400  Securitas AB Cl B                                                  5,336,174
                                                                      -----------------------------------------

SWITZERLAND - 5.0%
                   13,600  Credit Suisse Group(1)                                             2,238,138
                    1,942  Julius Baer Holding AG                                             7,478,798
                   57,013  Nestle S.A.                                                       12,129,074
                  227,637  Novartis AG                                                        8,246,707
                    3,058  Swatch Group AG(1)                                                 3,065,493
                   41,507  UBS AG                                                             5,952,357
                                                                      -----------------------------------------
                                                                                             39,110,567
                                                                      -----------------------------------------

TAIWAN (REPUBLIC OF CHINA) - 0.3%
                2,586,760  Winbond Electronics Corp.                                          2,171,286
                                                                      -----------------------------------------

UNITED KINGDOM - 18.3%
                  759,032  B.A.T. Industries plc                                               5,793,615
                  198,945  Barclays plc                                                        6,130,351

Shares                                                         Value
-------------------------------------------------------------------------------

                  592,200  BP Plc                                             $                4,892,702
                  833,198  British Telecommunications plc                                      5,264,432
                  344,951  Canary Wharf Group Plc(1)                                           2,701,239
                  321,700  Capita Group plc                                                    2,103,094
                2,922,006  Centrica plc                                                        9,386,006
                  688,702  Compass Group Plc(1)                                                5,539,103
                1,210,190  Diageo plc                                                         13,342,708
                  937,400  Dixons Group plc                                                    3,087,285
                  172,779  Exel plc                                                            1,854,875
                  113,700  Glaxo Wellcome plc ADR                                              6,389,940
                  526,600  Great Universal Stores Plc                                          4,529,364
                1,001,923  International Power Plc(1)                                          4,245,114
                  205,368  Logica plc                                                          2,505,183
                  200,182  Next plc                                                            2,631,502
                  395,000  Prudential Corp. plc                                                4,807,243
                  580,468  Reckitt Benckiser PLC                                               8,410,038
                  881,700  Reed International PLC                                              7,851,583
                  819,755  Royal & Sun Alliance Insurance
                              Group plc                                                        6,199,172
                  365,279  Royal Bank of Scotland Group plc                                    8,090,764
                1,889,136  Safeway Plc                                                        10,754,607
                  687,255  Scottish Power Plc                                                  5,080,605
                2,101,936  Tesco plc                                                           7,620,837
                1,354,914  Vodafone Group plc                                                  3,016,394
                                                                      ------------------------------------------
                                                                                             142,227,756
                                                                      ------------------------------------------

UNITED STATES - 4.2%
                  223,500  Aflac Inc.                                                          7,038,015
                   81,100  Amdocs Ltd.(1)                                                      4,367,235
                   40,700  Schlumberger Ltd.                                                   2,142,855
                  122,900  Transocean Sedco Forex, Inc.                                        5,069,625
                  252,700  Tyco International Ltd.                                            13,772,150
                                                                      ------------------------------------------
                                                                                              32,389,880
                                                                      ------------------------------------------

TOTAL COMMON STOCKS                                                                          682,827,345
                                                                      ------------------------------------------
  (Cost $662,916,802)

 TEMPORARY CASH INVESTMENTS - 12.4%

    Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 3.90%, dated 6/29/01, due
       7/2/01 (Delivery value $38,012,350)                                                    38,000,000

    Repurchase Agreement, Morgan Stanley Group,
       Inc., (U.S. Treasury obligations), in a joint trading
       account at 3.87%, dated 6/29/01, due
       7/2/01 (Delivery value $20,506,611)                                                    20,500,000

    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations), in a joint trading
       account at 3.90%, dated 6/29/01, due
       7/2/01 (Delivery value $38,012,350)                                                    38,000,000
                                                                      ------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS                                                              96,500,000
                                                                      ------------------------------------------
  (Cost $96,500,000)

TOTAL INVESTMENT SECURITIES - 100.0%                                                        $779,327,345
                                                                      ==========================================
  (Cost $759,416,802)


See Notes to Financial Statements             www.americancentury.com      9


VP International--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

JUNE 30, 2001 (UNAUDITED)

 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

       Contracts            Settlement                             Unrealized
        to Sell                Date              Value                Gain
---------------------------------------------------------------------------------------

  3,027,086,800  JPY          7/31/01         $24,353,431           $106,088
                                              ===================================
(Value on Settlement Date $24,459,519)

*Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future - and at a prearranged exchange rate.

 MARKET SECTOR DIVERSIFICATION

                                                     As a Percentage of Total
                                                       Investment Securities

BASIC MATERIALS                                                 2.2%
COMMERCIAL SERVICES                                             6.3%
CONSUMER (CYCLICAL)                                            16.1%
CONSUMER (NON-CYCLICAL)                                         9.1%
CONSUMER SERVICES                                               2.2%
ENERGY                                                          6.5%
FINANCIAL                                                      17.1%
HEALTH CARE                                                     9.3%
INDUSTRIALS                                                     3.3%
TECHNOLOGY                                                      6.8%
TELECOMMUNICATIONS                                              4.2%
TEMPORARY CASH INVESTMENTS                                     12.4%
UTILITY                                                         4.5%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

JPY = Japanese Yen

(1) Non-income producing.


 10         1-800-345-6488                   See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 2001 (UNAUDITED)

ASSETS

Investment securities, at value
   (identified cost of $662,916,802) (Note 3) .....................$682,827,345
Repurchase agreements, at value
   (amortized cost and cost for federal income tax purposes) ......  96,500,000
Cash ..............................................................   2,389,592
Foreign currency holdings, at value (identified cost of $2,184,662)   2,081,090
Receivable for investments sold ...................................  28,485,154
Receivable for forward foreign currency exchange contracts ........     106,088
Dividends and interest receivable .................................   1,721,841
                                                                   -------------
                                                                    814,111,110
                                                                   -------------

LIABILITIES

Payable for investments purchased .................................  14,098,816
Accrued management fees (Note 2) ..................................     810,999
Payable for directors' fees and expenses (Note 2) .................       2,366
                                                                   -------------
                                                                     14,912,181
                                                                   -------------

Net Assets ........................................................$799,198,929
                                                                   =============

CAPITAL SHARES, $0.01 PAR VALUE

Authorized ........................................................ 400,000,000
                                                                   =============

Outstanding ....................................................... 107,566,581
                                                                   =============


Net Asset Value Per Share .........................................       $7.43
                                                                   =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ...........................$876,999,812

Undistributed net investment income ...............................   2,790,407

Accumulated net realized loss on investment
   and foreign currency transactions ..............................(100,477,300)

Net unrealized appreciation on investments
   and translation of assets and liabilities
   in foreign currencies (Note 3) .................................  19,886,010
                                                                   -------------
                                                                   $799,198,929
                                                                   =============


See Notes to Financial Statements          www.americancentury.com          11


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME

Income:

Dividends (net of foreign taxes withheld of $1,061,331) ......    $   7,079,081
Interest .....................................................        1,501,459
                                                                  -------------
                                                                      8,580,540
                                                                  -------------
Expenses (Note 2):

Management fees ..............................................        5,215,960
Directors' fees and expenses .................................            5,532
                                                                  -------------
                                                                      5,221,492
                                                                  -------------

Net investment income ........................................        3,359,048
                                                                  -------------

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized loss on:
Investment transactions ......................................      (53,920,680)
Foreign currency transactions
   (net of foreign taxes withheld of $47,665) ................      (23,389,044)
                                                                  -------------
                                                                    (77,309,724)
                                                                  -------------
Change in net unrealized appreciation on:

Investments ..................................................      (83,062,654)
Translation of assets and liabilities in foreign currencies ..      (27,978,940)
                                                                  -------------
                                                                   (111,041,594)
                                                                  -------------
Net realized and unrealized loss on investments
   and foreign currency ......................................     (188,351,318)
                                                                  -------------

Net Decrease in Net Assets Resulting from Operations
                                                                  $(184,992,270)
                                                                  =============


 12         1-800-345-6488                 See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2000

Increase (Decrease) in Net Assets

                                                                              2001               2000
OPERATIONS

Net investment income (loss) .......................................   $     3,359,048    $    (1,328,978)
Net realized gain (loss) on
   investment and foreign currency transactions ....................       (77,309,724)        57,152,464
Change in net unrealized appreciation on investments
  and translation of assets and liabilities in foreign currencies ..      (111,041,594)      (222,396,952)
                                                                       ---------------    ---------------
Net decrease in net assets resulting from operations ...............      (184,992,270)      (166,573,466)
                                                                       ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income .........................................          (683,670)        (1,166,113)
From net realized gains on investment transactions .................       (75,483,427)       (17,435,011)
                                                                       ---------------    ---------------
Decrease in net assets from distributions ..........................       (76,167,097)       (18,601,124)
                                                                       ---------------    ---------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ..........................................     1,778,212,413      3,525,001,982
Proceeds from reinvestment of distributions ........................        76,167,097         18,601,124
Payments for shares redeemed .......................................    (1,718,810,480)    (3,233,480,790)
                                                                       ---------------    ---------------
Net increase in net assets from capital share transactions .........       135,569,030        310,122,316
                                                                       ---------------    ---------------

Net increase (decrease) in net assets ..............................      (125,590,337)       124,947,726

NET ASSETS

Beginning of period ................................................       924,789,266        799,841,540
                                                                       ---------------    ---------------
End of period ......................................................   $   799,198,929    $   924,789,266
                                                                       ===============    ===============

Undistributed net investment income ................................   $     2,790,407    $       115,029
                                                                       ===============    ===============

TRANSACTIONS IN SHARES OF THE FUND

Sold ...............................................................       212,183,936        319,334,618
Issued in reinvestment of distributions ............................         9,067,489          1,320,165
Redeemed ...........................................................      (204,065,089)      (294,242,554)
                                                                       ---------------    ---------------
Net increase .......................................................        17,186,336         26,412,229
                                                                       ===============    ===============


See Notes to Financial Statements         www.americancentury.com          13


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is capital growth. The fund seeks to achieve its investment objective by investing primarily in an internationally diversified portfolio of equity securities that are considered by management to have prospects for appreciation. The fund will invest primarily in securities of issuers located in developed markets. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales and may result in reclassification among certain capital accounts.

    For the two-month period ended December 31, 2000, the fund incurred net capital losses of $11,964,946. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.


 14     1-800-345-6488


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

JUNE 30, 2001 (UNAUDITED)

2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annualized fee schedule for the fund is as follows:

    1.50% of the first $250 million
    1.20% of the next $250 million
    1.10% over $500 million

    The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc. The fund also has a bank line of credit agreement with J.P. Morgan Chase & Co. See Note 4 for information on the bank line of credit.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2001, totaled $829,427,265 and $837,679,014, respectively.

    As of June 30, 2001, accumulated net unrealized appreciation on investments was $8,789,397, based on the aggregate cost of investments for federal income tax purposes of $770,537,948, which consisted of unrealized appreciation of $40,389,851 and unrealized depreciation of $31,600,454.

4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has an unsecured $520,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2001.


                                              www.americancentury.com      15


VP International--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                            FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                2001(1)        2000          1999          1998          1997          1996
===============================================================================================================================

PER-SHARE DATA
Net Asset Value, Beginning of Period             $10.23       $12.50          $7.62        $6.84        $5.96          $5.33
                                             ----------   ----------     ----------    ----------   ----------    -----------
Income From Investment Operations
  Net Investment Income (Loss)                    0.03         (0.02)        (0.01)         0.02        (0.02)          0.02(2)
  Net Realized and Unrealized Gain (Loss)
     on Investment Transactions                  (1.99)        (2.02)         4.89          1.24         1.11           0.74
                                             ----------   ----------     ----------    ----------   ----------    -----------
  Total From Investment Operations               (1.96)        (2.04)         4.88          1.26         1.09           0.76
                                             ----------   ----------     ----------    ----------   ----------    -----------
Distributions
  From Net Investment Income                     (0.01)        (0.01)           --        (0.04)        (0.06)         (0.03)
  In Excess of Net Investment Income                --            --            --           --         (0.01)         (0.07)
  From Net Realized Gains on
      Investment Transactions                    (0.83)        (0.22)           --        (0.36)        (0.14)         (0.03)
  In Excess of Net Realized Gains
     on Investment Transactions                     --           --             --        (0.08)           --             --
                                             ----------   ----------     ----------    ----------   ----------    -----------
  Total Distributions                            (0.84)        (0.23)           --        (0.48)        (0.21)         (0.13)
                                             ----------   ----------     ----------    ----------   ----------    -----------
Net Asset Value, End of Period                   $7.43        $10.23         $12.50         $7.62       $6.84          $5.96
                                             ==========   ==========     ==========    ==========   ==========    ==========
  Total Return(3)                               (20.15)%      (16.83)%        64.04%        18.76%      18.63%         14.41%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
   to Average Net Assets                        1.25%(4)         1.23%         1.34%      1.47%(5)       1.50%          1.50%
Ratio of Net Investment Income (Loss)
   to Average Net Assets                        0.80%(4)       (0.14)%       (0.17)%      0.25%(5)     (0.08)%          0.31%
Portfolio Turnover Rate                             106%          128%          109%          181%        173%           154%
Net Assets, End of Period (in thousands)        $799,199      $924,789      $799,842      $418,962    $216,523       $101,335

(1)  Six months ended June 30, 2001 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) ACIM voluntarily waived a portion of its management fee from October 1, 1998 through November 16, 1998. In absence of the waiver, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 1.48% and 0.24%, respectively, for the year ended December 31, 1998.


 16         1-800-345-6488                See Notes to Financial Statements


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind American Century's Variable Portfolios aggressive growth funds focuses on three important principles. Chiefly, the funds seek to own companies whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Of course, remaining fully invested also means the funds may experience greater losses in market downturns. Finally, American Century Variable Portfolios funds are managed by teams rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     VP INTERNATIONAL'S investment objective is capital growth. The fund invests primarily in the equity securities of foreign companies that exhibit accelerating earnings growth. It favors companies based in developed markets. It will typically have significant share-price fluctuations.

     International investing involves special risks including political instability and economic risk.

HOW CURRENCY RETURNS AFFECT  FUND PERFORMANCE

     For U.S. investors, the total return from international stocks includes the effects of currency fluctuations -- the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains and losses are converted into U.S. dollars.

     Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. Conversely, the U.S. dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between U.S. dollars and various currencies in order to purchase and sell foreign securities. Currency restrictions, exchange control regulations, currency devaluations, and political developments may also affect net asset value.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, the index is viewed as a broad measure of U.S. stock market performance.

     MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The best known is the EUROPE, AUSTRALASIA, FAR EAST INDEX (EAFE(reg.tm)), which is a widely followed group of stocks from 20 countries. Within this index are two narrower indices. The MSCI EUROPE measures stock performance in 14 European countries. The MSCI FAR EAST measures stock performance in Japan, Hong Kong, Malaysia, and Singapore.

[right margin]

PORTFOLIO MANAGERS
  VP International
       HENRIK STRABO
       MARK KOPINSKI


                                              www.americancentury.com      17


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 16.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $11.1 billion. This is Lipper's market capitalization breakpoint as of June 30, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.5 billion and $11.1 billion. This is Lipper's market capitalization breakpoint as of June 30, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


 18     1-800-345-6488


Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization breakpoint as of June 30, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


                                              www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


 20     1-800-345-6488



[inside back cover]

[blank page]




[back cover]

Who We Are

[graphic of rowers]

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[american logo and text logo (reg. sm)]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTOR PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

0108                               American Century Investment Services, Inc.
SH-SAN-26474                       (c)2001 American Century Services Corporation

 [front cover]
                      AMERICAN CENTURY VARIABLE PORTFOLIOS
                               Semiannual Report

[graphic of men rowing]

[graphic of chart]

VP Capital Appreciation

June 30, 2001

[american century logo and text logo (reg. sm)]


[inside front cover]

[graphic of Dalbar seal]

American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers Jr. with James E Stowers III]

James E. Stowers, Jr., standing, with James E. Stowers III

     The six months covered in this report were difficult for growth investors, whose resolve was tested by an environment of slowing business activity and lower corporate earnings. As a result, VP Capital Appreciation posted a loss for the short-term period.

     In corporate matters, we're pleased to announce a long-planned change in our investment team's executive leadership. On July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM), our investment manager, became its chairman.

     Randy Merk, formerly CIO for American Century's fixed income discipline, succeeded Bob as ACIM president and CIO. As the company's top investment executive, Randy is now responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

     Randy has worked in the financial services industry for nearly a quarter of a century. Since joining American Century in 1987, he has had broad oversight responsibilities for both fixed income and equity portfolios. Randy has worked closely with Bob for a number of years, making this a smooth and effective transition.

     Over his 18 years with the company, Bob has been the primary architect of American Century's move beyond its successful domestic growth investment process into other investment disciplines. He has been a strong leader for our investment teams during a period of unprecedented growth and change. While reducing his day-to-day management responsibilities, Bob will increase his focus on business strategy and professional development of our investment managers.

     Our congratulations to these investment executives and colleagues. We strongly believe that they will continue to serve you and American Century well in their new roles.

Sincerely,

[signature of James E. Stowers, Jr.    Signature of James E. Stowers III]
James E. Stowers, Jr.                  James E. Stowers III
Founder and Chairman                   Co-Chairman of the Board


[right margin]

Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
VP CAPITAL APPRECIATION
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ............................................................   10
   Statement of Operations ................................................   11
   Statement of Changes
   in Net Assets ..........................................................   12
   Notes to Financial
   Statements .............................................................   13
   Financial Highlights ...................................................   15
OTHER INFORMATION
   Background Information
      Investment Philosophy
   and Policies ...........................................................   16
      Comparative Indices .................................................   16
      Portfolio Managers ..................................................   16
   Glossary ...............................................................   17



                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------


MARKET PERSPECTIVE

* Investors continued to contend with economic weakness and a rash of corporate earnings disappointments over the six months ended June 30, 2001. As a result, many of the major market indices lost ground over the period. The S&P 500 Index declined 6.70%, while the Nasdaq Composite Index fell 12.38%, and the Dow Jones Industrial Average was down 1.85%.

* A series of interest rate cuts did little to alter the negative attitude investors had toward stocks in the first quarter. In the wake of cascading negative earnings reports, technology stocks went into a free fall in the first three months of the year.

* A surprise interest-rate cut by the Federal Reserve on April 18 ignited a short rally and lifted the market off its lows, but a fresh round of profit warnings caused investors to once again back off technology-oriented stocks. Nonetheless, the second quarter saw the S&P 500 post its first positive return since the first quarter of 2000, and for the first time in a year, growth stocks in the index outperformed their value counterparts.

* Volatility is likely to remain part of the picture as investors sift through data to determine when the economy will recover and which companies are poised to rebound.


VP CAPITAL APPRECIATION

* Reflecting the difficult period for growth investors, VP Capital Appreciation declined 14.25% for the six months ended June 30, 2001. Its benchmark, the S&P MidCap 400/BARRA Growth Index, fell 5.41%.

* Although the fund's technology weighting was reduced beginning last year, tech-oriented investments slowed the fund the most. An economic slowdown coupled with an inventory glut resulted in a dramatic decline in revenue and earnings growth for companies throughout the sector.

* Increased production pushed petroleum and natural gas reserves back to more normal levels and brought commodity prices down from their highs. As a result, earnings prospects for oil services companies began to deteriorate and the fund's investments here held back performance.

* Health care stocks performed relatively well. The fund's investments in mid-sized companies that specialized in generic products or produce narrow lines of patent-protected drugs were among the period's biggest contributors. Investments in long-term care facilities also proved rewarding.

* Despite the slowing economy and shaky consumer confidence, the fund's holdings in certain retailers, clothing stores, and other cyclical companies turned in positive results.

* Information services companies involved with performing critical business functions and data processing for corporate clients also performed well.

[left margin]

VP CAPITAL APPRECIATION

       TOTAL RETURNS:                        AS OF 6/30/2001
          6 Months                              -14.25%*
          1 Year                                -20.36%
       INCEPTION DATE:                          11/20/87
       NET ASSETS:                           $533.8 million

*Not annualized.

See Total Returns on page 4.

Investment terms are defined in the Glossary on pages 17-18.


2      1-800-345-6488

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------
[photo of C. Kim Goodwin]
C. Kim Goodwin, chief investment officer,  U.S. growth equities

     Growth investors continued to contend with economic weakness and a rash of corporate earnings disappointments over the six months ended June 30, 2001. As a result, many of the major market indices lost ground over the period. When we closed our books at the end of June, the S&P 500 Index was down 6.70%, while the Nasdaq Composite Index fell 12.38%. The Dow Jones Industrial Average was down 1.85%.

A ROUGH FIRST QUARTER

     2001 was three days old when the Federal Reserve surprised the market with an interest-rate cut in an attempt to jump-start the economy. The move ignited a short rally in technology, but the rally was long on psychology and short on fundamentals and soon fizzled. Two more rate cuts came in the first quarter, but they did little to alter the negative attitude investors had toward stocks, and persistent uncertainty about the economy caused the S&P 500 to fall more than 11%. The gloom was broad based, with nearly every sector in the index experiencing negative returns.

     In the wake of cascading negative earnings reports, technology stocks went into a free fall. Where once individuals and corporations were clamoring for new and faster technologies, the economic uncertainty caused a pull back in spending, especially among corporate information technology managers. The sentiment toward technology was evident in the 25% loss posted by the Nasdaq in the first quarter.

SOME TRACTION IN THE SECOND

     Stocks managed to find some footing in April as positive earnings reports from a few technology stalwarts and a surprise rate cut by the Fed bolstered the market's confidence. The technology-heavy Nasdaq gained 15% for the month, led by computer software and Internet shares. But April turned out to be a replay of January--the rally ran out of steam in just a few weeks as investors backed off the tech sector amid a fresh round of profit warnings. Nonetheless, the second quarter saw the S&P 500 post its first positive return since the first quarter of 2000. And for the first time in a year, growth stocks in the index outperformed their value counterparts.

     Against this backdrop, your VP Capital Appreciation fund managers continued to follow our disciplined investment process that centers on finding growing companies--preferably businesses whose earnings and revenues are increasing at a successively faster, or accelerating pace. This earnings-acceleration philosophy has guided many of American Century's domestic growth funds since 1971. As your investment professionals explain in their review, during times of slower business conditions, our disciplined, repeatable process is designed to lead us to individual companies across the economy that are faring well.

WHAT'S NEXT?

      The economic data are still somewhat mixed and market volatility is likely to persist until investors have a better feel for the economy's true strength. The stock market is a leading indicator, though, and with valuations that now seem much more reasonable, we could be seeing a turnaround in some industries. While the current downturn has been painful, especially for technology-oriented businesses, there is a positive side: Investors now seem to have more reasonable expectations, valuations are at more realistic levels, and we see a much broader range of long-term opportunities.

[right margin]

MARKET RETURNS

FOR THE SIX MONTHS ENDED JUNE 30, 2001

S&P 500            -6.70%
S&P MIDCAP 400      0.97%
RUSSELL 2000        6.85%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

[mountain chart information below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 2001

             S&P 500      S&P Midcap 400     Russell 2000
12/31/2000   $1.00        $1.00              $1.00
01/31/2001   $1.04        $1.02              $1.05
02/28/2001   $0.94        $0.96              $0.98
03/31/2001   $0.88        $0.89              $0.94
04/30/2001   $0.95        $0.99              $1.01
05/31/2001   $0.96        $1.01              $1.03
06/30/2001   $0.93        $1.01              $1.07

Value on 6/30/01     S&P 500      S&P Midcap 400      Russell 2000
                     $0.93        $1.01               $1.07


                                                  www.americancentury.com      3


VP Capital Appreciation--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF JUNE 30, 2001 (UNAUDITED)

                               VP CAPITAL         S&P 500         S&P MIDCAP
                              APPRECIATION         INDEX          400/BARRA
                                                                    GROWTH
6 MONTHS*                     -14.25%              -6.70%           -5.41%
1 YEAR                        -20.36%              -14.83%          -10.18%
============================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                       14.28%                 3.89%           16.98%
5 YEARS                       6.56%                 14.48%           20.16%
10 YEARS                      9.29%                 15.10%           17.72%
LIFE OF FUND                  10.12%                15.95%             N/A

The portfolio's inception date is 11/20/87.

*Returns for periods less than one year are not annualized.

See pages 16-18 for information about the indices and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

[mountain chart data below]

GROWTH OF $10,000 OVER 10 YEARS

             VP Capital           S&P MidCap             S&P 500
             Appreciation         400/BARRA Growth       Index
6/30/1991    $10,000              $10,000                $10,000
6/30/1992    $11,045              $11,556                $11,341
6/30/1993    $12,803              $14,014                $12,887
6/30/1994    $12,519              $13,748                $13,068
6/30/1995    $15,906              $17,098                $16,475
6/30/1996    $17,695              $20,408                $20,759
6/30/1997    $16,122              $25,165                $27,965
6/30/1998    $16,298              $31,932                $36,396
6/30/1999    $18,348              $41,611                $44,680
6/30/2000    $30,529              $56,915                $47,919
6/30/2001    $24,315              $51,121                $40,812

Value on 6/30/01      VP Capital           S&P MidCap             S&P 500
                      Appreciation         400/BARRA Growth       Index
                      $40,812              $51,121                $24,315

The graph at left shows the growth of a $10,000 investment in the portfolio over 10 years, while the graph below shows the portfolio's year-by-year performance. The S&P MidCap 400/BARRA Growth Index and the S&P 500 Index are provided for comparison. VP Capital Appreciation's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[mountain chart data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED JUNE 30)

             VP Capital          S&P MidCap
             Appreciation        400/BARRA Growth
6/30/1992    10.45%               15.56%
6/30/1993    15.92%               21.27%
6/30/1994    -2.22%               -1.90%
6/30/1995    27.05%               24.37%
6/30/1996    11.25%               19.41%
6/30/1997    -8.89%               23.42%
6/30/1998     1.09%               26.89%
6/30/1999    12.58%               30.31%
6/30/2000    66.39%               36.79%
6/30/2001   -20.36%              -10.18%


4      1-800-345-6488


VP Capital Appreciation--Q&A
--------------------------------------------------------------------------------
[photo of Kurt Stalzer and Linda Peterson]

     An interview with Kurt Stalzer and Linda Peterson, portfolio managers on the VP Capital Appreciation investment team.

HOW DID VP CAPITAL APPRECIATION PERFORM DURING THE SIX MONTHS ENDED JUNE 30,
2001?

     VP Capital Appreciation declined 14.25% during a period that was especially hard on growth-oriented investors. The fund's benchmark, the S&P MidCap 400/BARRA Growth Index, fell 5.41%. Looking longer-term, the fund generated an average annual return of 14.28% over the last three years compared to the index's 16.98% average gain. (See the previous page for other fund performance comparisons.)

THE FIRST HALF OF 2001 WAS CHALLENGING FOR GROWTH INVESTORS. PLEASE SHARE YOUR THOUGHTS ON THE MARKET ENVIRONMENT.

     Investors experienced wide mood swings over the last six months. The year opened with a burst of enthusiasm when a surprise rate cut by the Federal Reserve triggered a brief buying spree. The euphoria was short-lived. Reality set in when the economic slowdown that started last year began showing up in a relentless stream of profit warnings by U.S. corporations. Technology issues were among the hardest hit as the earnings of one tech industry after another collapsed under the weight of corporate belt-tightening and information-technology budget cuts. The pain wasn't limited to tech stocks. Other growth stocks took first-quarter beatings as wary investors sought safety in value-oriented issues.

     Investor sentiment took another dramatic swing in April, when the Fed cut interest rates for the fourth time in the period. The surprise half-percent reduction spurred a one-day rise of more than 8% on the Nasdaq and - despite continued negative earnings news - helped launch what's been described as a "stealth bull market." Though the second-quarter rally was long on emotion and short on fundamentals, it was strong enough to help many battered growth stocks recoup some of their first-quarter losses. When we closed our first-half books on June 30, we were still looking for signs that rate cuts totaling 2.75% would fuel the economic growth necessary to sustain the market's second-quarter performance.

HOW DID YOU REACT TO THESE CONDITIONS?

     Our approach to managing VP Capital Appreciation was unchanged despite this volatile environment. We followed our long-held philosophy of identifying and owning companies whose earnings and revenues are growing successively faster. This is a bottom-up process that focuses on individual companies that appear to be showing the growth characteristics that we demand. An important part of this process is identifying the drivers for sustaining accelerating growth, which frequently leads us to groups of companies within an industry benefiting from the same catalyst.

     This disciplined process led us to make important changes to the portfolio during the last six months. For example, we increased our health care and

[right margin]

  "IN OUR VIEW, THE BEST WAY TO RIDE THROUGH PERIODS OF UNCERTAINTY AND VOLATILITY IS TO OWN GROWING BUSINESSES."

PORTFOLIO AT A GLANCE
                                                06/30/01          12/31/00
NO. OF SECURITIES                                 68                60
P/E RATIO                                        40.8              43.1
MEDIAN MARKET                                   $4.60              $4.72
CAPITALIZATION                                  BILLION           BILLION
WEIGHTED AVERAGE                                 $5.45             $6.52
MARKET CAPITALIZATION                           BILLION           BILLION
PORTFOLIO TURNOVER                              65%(1)            128%(2)

(1)    Six months ended 06/30/01.

(2)    Year ended 12/31/00.

Investment terms are defined in the Glossary on pages 17-18.


                                                  www.americancentury.com      5


VP Capital Appreciation--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

commercial services holdings with investments in companies showing sustainable and accelerating growth, and we trimmed technology and energy stocks when earnings slowed. These changes are reflected in our list of top 10 holdings, which includes five new names since our last report.

THOUGH YOUR INVESTMENT PROCESS LED YOU TO REDUCE YOUR TECHNOLOGY STAKE, THIS AREA SLOWED THE FUND THE MOST. HOW DID YOU APPROACH YOUR TECHNOLOGY INVESTMENTS?

     We dramatically reduced our holdings when technology earnings acceleration began to slow. By the end of the period, we had cut our weighting by more than a third to roughly 15% of the portfolio.

     Chipmakers, which are typically among the first to rise in sustained technology rallies, were the first to feel the effects of the slowdown. We started reducing our positions in semiconductor manufacturers in late 2000 and eliminated them altogether early this year when demand evaporated. Transwitch Corporation, a manufacturer of digital components used by telecommunications and data communications equipment makers, was one of the semiconductor holdings that detracted from VP Capital Appreciation's results.

     Our transition out of electrical equipment firms also was pronounced. The same forces pressured these companies: An economic slowdown coupled with an inventory glut resulted in a dramatic decline in revenue and earnings growth. The slowdown was particularly hard on Newport Corp., which makes equipment that fiber-optic manufacturers use to automate their production facilities. Newport's earnings suffered when their big-name clients started losing business from telecommunications companies.

     By the end of the period, weakness spread to software companies, the last bastion of strength in the sector. Though they got a lift from the second-quarter rally, these issues weighed on the fund's six-month performance.

THE HEALTH CARE SECTOR WAS UNDER PRESSURE EARLY IN THE YEAR, BUT CAME ON STRONG IN THE SPRING AND PRODUCED SOME OF YOUR TOP CONTRIBUTORS. WHAT DROVE RESULTS?

     Health care stocks performed relatively well in 2000, and heading into the period we held a meaningful position in this area. Our investments in drug companies turned in solid results in a period in which capitalization was an issue. Big, brand-name companies entered 2001 richly priced and struggled all year under pressure from valuation-conscious investors as well as from generic competitors. At the same time, VP Capital Appreciation's investments in mid-sized companies that specialize in generic products or produce narrow lines of patent-protected drugs were among the period's biggest contributors. Good examples are Ivax Corporation and Watson Pharmaceutical.

     Our investments in long-term care facilities also produced good results. Many had been suffering from inadequate medicare reimbursement under the Balanced Budget Act of 1997. But the Balanced Budget Relief Act of 1999 restored some of what had been taken away, increasing reimbursement levels and bringing stability back into this industry. We found acceleration in long-term care provider HCR Manor Care, Inc., which emerged as a strong performer during the period.

[left margin]

TOP TEN HOLDINGS

                                                  % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                              06/30/01            12/31/00
IVAX CORP.                                      3.9%                  --
AFFILIATED COMPUTER
     SERVICES INC.                              3.7%                2.1%
HCR MANOR CARE, INC.                            3.6%                  --
BISYS
     GROUP, INC. (THE)                          3.2%                2.2%
FAIR, ISAAC AND
     CO., INC.                                  3.1%                  --
SUNGARD DATA
     SYSTEMS INC.                               2.7%                2.3%
ABERCROMBIE &
     FITCH CO. CL A                             2.5%                  --
REEBOK
INTERNATIONAL LTD.                              2.4%                1.6%
ADVENT SOFTWARE INC.                            2.3%                  --
AMBAC FINANCIAL
     GROUP, INC.                                2.3%                3.2%

TOP FIVE INDUSTRIES
                                                  % OF FUND INVESTMENTS
                                                 AS OF             AS OF
                                               06/30/01          12/31/00
INFORMATION SERVICES                            15.0%               9.5%
DRUGS                                           13.9%               8.1%
MEDICAL PROVIDERS
     & SERVICES                                 11.2%               5.0%
COMPUTER SOFTWARE                               10.6%               9.0%
FINANCIAL SERVICES                               8.1%              12.1%


6          1-800-345-6488


VP Capital Appreciation--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT WERE SOME OF THE OTHER AREAS THAT CONTRIBUTED TO THE FUND'S PERFORMANCE?

     Despite the slowing economy and shaky consumer confidence, our investments in certain retailers, clothing stores, and other cyclical companies turned in positive results. This area produced one of the fund's top contributors, Barnes & Noble. Though book sales were solid, the company's recent performance was driven by video game sales through its electronic games division, which operates more than 975 Babbage's, GameStop, FuncoLand and Software, Etc. stores.

     Our investments in the commercial services sector also performed well. This area includes information services companies involved in performing critical business functions and data processing for corporate clients. Work is frequently performed on the basis of long-term contracts, which investors view as future sources of dependable revenue. This benefited Affiliated Computer Services (ACS) , a VP Capital Appreciation holding that continues to win contracts and demonstrate its ability to efficiently manage accounts payable, loans, and claims processing.

TOP PERFORMERS LAST YEAR, ENERGY STOCKS HAVE STRUGGLED IN 2001. WHAT'S AFFECTING THEIR PERFORMANCE?

     This is a situation where supply appears to have caught up with demand. As you may recall, energy stocks performed well last year when shortages drove up commodity prices and the big energy companies moved quickly to take advantage of the situation. Since we focus on mid-sized companies, VP Capital Appreciation was invested mainly in oil services firms that earned premium fees for supporting exploration and drilling activities. The tide has turned in 2001 as increased production is pushing petroleum and natural gas reserves back to their normal levels. As a result, we have dramatically reduced our stake in this area anticipating that the earnings prospects of our oil services holdings will start to deteriorate. Oil driller Rowan Companies was one of our holdings caught in this trend. The company enjoyed rising profits last year when oil companies stepped-up production, but saw demand for its services decline when commodity prices eased.

GIVEN THE MARKET'S VOLATILITY SO FAR THIS YEAR, HOW ARE YOU APPROACHING THE SECOND HALF OF 2001?

     We will continue to apply our disciplined investment process, looking for companies that meet our demanding standards for earnings and revenue growth. In our view, the best way to ride through periods of uncertainty and volatility is to own growing businesses. Now that excessive valuations have been washed out of many parts of the market, investors are much more attuned to the earnings side of the equation. Such a scenario could play into VP Capital Appreciation's strength - finding companies that appear able to sustain their growth.

[right margin]

TYPES OF INVESTMENTS IN THE PORTFOLIO

================================================================================
                                                           AS OF JUNE 30, 2001
 U.S. STOCKS                                                    93.0%
 FOREIGN STOCKS                                                  2.9%
--------------------------------------------------------------------------------
          TOTAL EQUITY INVESTMENT                               95.9%
 TEMPORARY CASH                                                  4.1%


================================================================================
                                                       AS OF DECEMBER 31, 2000
 U.S. STOCKS                                                    90.2%
 FOREIGN STOCKS                                                  6.1%
--------------------------------------------------------------------------------
          TOTAL EQUITY INVESTMENT                               96.3%
 TEMPORARY CASH                                                  3.7%


                                                  www.americancentury.com      7


VP Capital Appreciation--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)
Shares                                                          Value
--------------------------------------------------------------------------------
 COMMON STOCKS - 92.4%
APPAREL & TEXTILES - 3.2%
                  407,200  Reebok International Ltd.(1)(2)        $     13,010,040
                  153,200  Skechers U.S.A. Inc.(1)                       4,478,036
                                                                  ------------------------
                                                                        17,488,076
                                                                  ------------------------
CLOTHING STORES - 2.5%
                  305,000  Abercrombie & Fitch Co. Cl A(1)              13,572,500
                                                                  ------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES - 1.0%
                  237,300  Symbol Technologies, Inc.                     5,268,060
                                                                  ------------------------
COMPUTER SOFTWARE - 10.6%
                  198,900  Advent Software Inc.(1)                      12,441,194
                  200,100  Amdocs Ltd.(1)                               10,775,385
                  113,600  Cadence Design Systems, Inc.(1)               2,116,368
                   40,307  Check Point Software
                              Technologies Ltd.(1)                       2,043,162
                  232,600  Compuware Corp.(1)                            3,193,598
                  159,500  Macrovision Corp.(1)                         10,834,835
                  177,200  Mercury Interactive Corp.(1)                 10,563,778
                  150,300  Serena Software Inc.(1)                       5,411,552
                                                                   ----------------------
                                                                        57,379,872
                                                                   ----------------------
DRUGS - 13.9%
                   54,000  Allergan, Inc.                                4,617,000
                  153,900  Cephalon, Inc.(1)                            10,850,720
                   89,000  Enzon, Inc.(1)                                5,527,345
                  118,200  Genzyme Corp.(1)                              7,239,750
                   77,100  IDEC Pharmaceuticals Corp.(1)                 5,204,250
                  541,350  IVAX Corp.(1)                                21,112,650
                  125,000  King Pharmaceuticals, Inc.(1)                 6,718,750
                  167,400  Teva Pharmaceutical
                              Industries Ltd. ADR                       10,367,919
                   62,100  Watson Pharmaceuticals, Inc.(1)               3,827,844
                                                                   ----------------------
                                                                        75,466,228
                                                                   ----------------------
ELECTRICAL EQUIPMENT - 2.1%
                   52,400  Celestica Inc.(1)                             2,698,600
                  114,900  Oni Systems Corp.(1)                          3,206,285
                   41,200  Sanmina Corp.(1)                                973,556
                  160,800  Tekelec, Inc.(1)                              4,321,500
                                                                   ----------------------
                                                                        11,199,941
                                                                   ----------------------
ELECTRICAL UTILITIES - 1.4%
                   55,000  Constellation Energy Group                    2,343,000
                   90,700  PP&L Resources, Inc.                          4,988,500
                                                                   ----------------------
                                                                         7,331,500
                                                                   ----------------------
ENERGY RESERVES & PRODUCTION - 1.7%
                   84,008  Alberta Energy Co. Ltd. ORD                   3,466,020
                  198,500  Veritas DGC Inc.(1)                           5,508,375
                                                                   ----------------------
                                                                         8,974,395
                                                                   ----------------------
Shares                                                                     Value
-------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 8.1%
                  213,350  Ambac Financial Group, Inc.             $    12,416,970
                  296,600  BISYS Group, Inc. (The)(1)                   17,069,330
                  161,350  MBIA Inc.                                     8,983,968
                  154,900  MBNA Corp.                                    5,103,955
                                                                    ---------------------
                                                                        43,574,223
                                                                    ---------------------
INDUSTRIAL PARTS - 1.2%
                  104,300  American Standard Companies Inc.(1)           6,268,430
                                                                    ---------------------
INDUSTRIAL SERVICES - 1.3%
                  212,100  Hanover Compressor Company(1)                 7,018,389
                                                                    ---------------------
INFORMATION SERVICES - 15.0%
                  281,000  Affiliated Computer Services Inc.(1)         20,206,709
                  169,850  Concord EFS, Inc.(1)                          9,147,272
                  241,400  Corporate Executive Board Co. (The)(1)        9,173,200
                   29,600  DST Systems, Inc.(1)                          1,559,920
                  272,400  Fair, Isaac and Co., Inc.                    16,839,768
                  492,400  SunGard Data Systems Inc.(1)                 14,776,924
                  167,200  TMP Worldwide Inc.(1)                        10,001,068
                                                                    ---------------------
                                                                        81,704,861
                                                                    ---------------------
INTERNET - 1.0%
                  113,000  Internet Security Systems(1)                  5,577,115
                                                                    ---------------------
LIFE & HEALTH INSURANCE - 0.1%
                   19,000  Willis Group Holdings Limited(1)                337,250
                                                                    ---------------------
MEDIA - 4.6%
                  185,000  Adelphia Communications
                              Corp. Cl A(1)                                 7,552,625
                  123,900  Cox Radio Inc. Cl A(1)                           3,450,615
                  123,400  Entercom Communications Corp.(1)                 6,615,474
                  190,300  Westwood One, Inc.(1)                            7,012,555
                                                                    ----------------------
                                                                           24,631,269
                                                                    ----------------------
MEDICAL PRODUCTS & SUPPLIES - 1.8%
                   71,000  Becton Dickinson & Co.                           2,541,090
                  367,500  STERIS Corp.(1)                                  7,368,375
                                                                    ----------------------
                                                                            9,909,465
                                                                    ----------------------
MEDICAL PROVIDERS & SERVICES - 11.2%
                  613,400  HCR Manor Care, Inc.(1)                         19,475,450
                  467,200  Health Management Associates, Inc.(1)            9,829,888
                  654,900  HealthSouth Corp.(1)                            10,458,753
                  153,500  LifePoint Hospitals Inc.(1)                      6,786,235
                  377,300  Omnicare, Inc.                                   7,621,460
                  214,800  Priority Healthcare Corp. Cl B(1)                6,074,544
                    8,500  Quintiles Transnational Corp.(1)                   215,560
                                                                    ----------------------
                                                                           60,461,890
                                                                    ----------------------
MOTOR VEHICLES & PARTS - 1.8%
                  201,300  Harley-Davidson, Inc.                            9,477,204
                                                                    ----------------------


8          1-800-345-6488                             See Notes to Financial Statements


VP Capital Appreciation--Schedule of Investments
-------------------------------------------------------------------------------------------
                                                                           (Continued)
JUNE 30, 2001 (UNAUDITED)

Shares                                                                        Value
------------------------------------------------------------------------------------------
OIL SERVICES - 3.8%
                  104,300  Camco International, Inc.(1)                $     5,819,940
                  201,000  ENSCO International Inc.                          4,703,400
                   72,900  Global Power Equipment Group Inc.(1)              2,135,970
                   65,700  Smith International, Inc.(1)                      3,935,430
                   93,600  Transocean Sedco Forex, Inc.                      3,861,000
                                                                    --------------------------
                                                                            20,455,740
                                                                    --------------------------
PROPERTY & CASUALTY INSURANCE - 1.6%
                  165,800  St. Paul Companies, Inc.                          8,404,402
                                                                    --------------------------
SECURITIES & ASSET MANAGEMENT - 1.5%
                  130,500  Affiliated Managers Group Inc.(1)                 8,025,750
                    4,600  T. Rowe Price Group Inc.                            174,455
                                                                    --------------------------
                                                                             8,200,205
                                                                    --------------------------
SPECIALTY STORES - 3.0%
                  291,100  Barnes & Noble Inc.(1)                           11,454,785
                   78,500  Best Buy Co., Inc.(1)                             4,986,320
                                                                    --------------------------
                                                                            16,441,105
                                                                    --------------------------
TOTAL COMMON STOCKS                                                        499,142,120
                                                                    --------------------------
   (Cost $412,662,986)
==============================================================================================
 TEMPORARY CASH INVESTMENTS -
 SEGREGATED FOR FUTURES* -  3.5%

    Repurchase Agreement, Credit Suisse, First
        Boston, Inc., (U.S. Treasury obligations), in a joint
       trading account at 3.92%, dated 6/29/01,
       due 7/2/01 (Delivery value $18,937,384)                              18,931,200
                                                                    --------------------------
   (Cost $18,931,200)

                                                               Value
===============================================================================
 TEMPORARY CASH INVESTMENTS -  4.1%
       Repurchase Agreement, Credit Suisse, First
          Boston, Inc., (U.S. Treasury obligations), in a joint
          trading account at 3.92%, dated 6/29/01,
          due 7/2/01 (Delivery value $7,571,272)                        $    7,568,800

       Repurchase Agreement, Merrill Lynch & Co.,
          Inc., (U.S. Treasury obligations), in a joint trading
          account at 3.90%, dated 6/29/01,
          due 7/2/01 (Delivery value $14,604,745)                           14,600,000
                                                                     -------------------------

TOTAL TEMPORARY CASH INVESTMENTS                                            22,168,800
                                                                     -------------------------

   (Cost $22,168,800)
TOTAL INVESTMENT SECURITIES - 100.0%                                      $540,242,120
                                                                     =========================
   (Cost $453,762,986)
===============================================================================
 EQUITY FUTURES CONTRACTS*
                                     Expiration         Underlying Face           Unrealized
          Purchased                     Date             Amount at Value             Loss
-------------------------------------------------------------------------------------------
         102 NASDAQ                  September
         100 Futures                    2001               $18,931,200            $(524,193)
                                                           ==================================

*Equity futures contracts typically are based on a stock index, such as the NASDAQ 100, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash for additional stock purchases.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share


(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.


See Notes to Financial Statements                 www.americancentury.com      9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 2001 (UNAUDITED)

ASSETS

Investment securities, at value
   (identified cost of $453,762,986) (Note 3) ................... $540,242,120
Cash ............................................................        4,136
Receivable for investments sold .................................    1,463,045
Receivable for variation margin on futures contracts ............      581,300
Dividends and interest receivable ...............................      210,200
                                                                   -------------
                                                                   542,500,801
                                                                   -------------
================================================================================
LIABILITIES
Payable for investments purchased ...............................    8,242,269
Accrued management fees (Note 2) ................................      433,406
Payable for directors' fees and expenses (Note 2) ...............        1,597
Accrued expenses and other liabilities ..........................          369
                                                                   -------------
                                                                     8,677,641
                                                                   -------------
Net Assets. ..................................................... $533,823,160
                                                                   =============
================================================================================
CAPITAL SHARES, $0.01 PAR VALUE
Authorized ......................................................    200,000,00
                                                                   =============
Outstanding .....................................................    59,729,149
                                                                   =============
Net Asset Value Per Share .......................................      $8.94
                                                                   =============
================================================================================
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .........................    $518,453,7
Accumulated net investment loss .................................    (821,085)
Accumulated net realized loss on investment and
   foreign currency transactions ................................  (69,760,534)

Net unrealized appreciation on investments and translation
   of assets and liabilities in foreign currencies (Note 3) .....    85,950,981
                                                                   -------------
                                                                   $533,823,160
                                                                   =============


10          1-800-345-6488                    See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT LOSS
Income:
Interest ....................................................  $     1,454,095
Dividends (net of foreign taxes withheld of $14,578) ........          506,635
                                                             -------------------
                                                                     1,960,730
                                                             -------------------
Expenses: (Note 2)
Management fees .............................................        2,778,106
Directors' fees and expenses ................................            3,709
                                                             -------------------
                                                                     2,781,815
                                                             -------------------

Net investment loss .........................................        (821,085)
                                                             -------------------
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3) Net realized gain (loss) on:
Investment transactions .....................................        (68,495,20)
Foreign currency transactions ...............................           12,763
                                                            --------------------
                                                                    (68,482,439)
                                                            --------------------
Change in net unrealized appreciation on:
Investments .................................................        (33,181,22
Translation of assets and liabilities in foreign currencies .          (2,883)
                                                            --------------------
                                                                   (33,184,111)
                                                            --------------------
Net realized and unrealized loss on
investments and foreign currency ...........................      (101,666,550)
                                                            -------------------

Net Decrease in Net Assets Resulting from Operations .......    $(102,487,635)
                                                            ====================


See Notes to Financial Statements                www.americancentury.com      11


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

 SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2000

Increase (Decrease) in Net Assets

                                                                                      2001                  2000
OPERATIONS
Net investment loss ..........................................................  $    (821,085)       $   (2,355,832)
Net realized gain (loss) on investment and foreign currency transactions .....    (68,482,439)           198,435,542
Change in net unrealized appreciation on investments
and translation of assets and liabilities in foreign currencies ..............    (33,184,111)         (152,859,525)
                                                                              -----------------------------------------
Net increase (decrease) in net assets resulting from operations ..............   (102,487,635)            43,220,185
                                                                              -----------------------------------------
=======================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investment transactions ...........................   (196,755,994)          (22,505,925)
                                                                              -----------------------------------------
=======================================================================================================================
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ....................................................    111,866,014          1,124,125,024
Proceeds from reinvestment of distributions ..................................    196,755,994             22,505,925
Payments for shares redeemed .................................................   (192,410,127)       (1,057,753,106)
                                                                              -----------------------------------------
Net increase in net assets from capital share transactions ...................    116,211,881             88,877,843
                                                                              -----------------------------------------
Net increase (decrease) in net assets ........................................   (183,031,748)           109,592,103
=======================================================================================================================
NET ASSETS
Beginning of period ..........................................................    716,854,908            607,262,805
                                                                              -----------------------------------------
End of period ................................................................   $533,823,160           $716,854,908
                                                                              =========================================
Accumulated net investment loss ..............................................     $(821,085)               --
                                                                              =========================================
=======================================================================================================================
TRANSACTIONS IN SHARES OF THE FUND
Sold .........................................................................    11,464,827             69,464,969
Issued in reinvestment of distributions ......................................    21,934,892              1,188,275
Redeemed .....................................................................   (19,093,386)          (66,145,989)
                                                                             -----------------------------------------
Net increase .................................................................    14,306,333              4,507,255
                                                                             =========================================


12          1-800-345-6488                     See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------
JUNE 30, 2001 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Capital Appreciation Fund (the fund) is one of the funds in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is capital growth. The fund seeks to achieve its investment objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open forward foreign currency exchange contracts at June 30, 2001.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.


                                                 www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2001 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    For the two-month period ended December 31, 2000, the fund incurred net capital losses of $2,998,962. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month.

    The annualized fee schedule for the fund is as follows:

                       1.00% on the first $500 million
                       0.95% on the next $500 million
                       0.90% over $1 billion

    The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc. The fund also has a bank line of credit agreement with J.P. Morgan Chase & Co. See Note 4 for information on the bank line of credit.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2001, totaled $339,467,534 and $381,444,931, respectively.

    As of June 30, 2001, accumulated net unrealized appreciation was $84,986,207, based on the aggregate cost of investments for federal income tax purposes of $455,255,913, which consisted of unrealized appreciation of $100,408,173 and unrealized depreciation of $15,421,966.

4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has an unsecured $520,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2001.


14      1-800-345-6488


VP Capital Appreciation--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                                FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                  2001(1)     2000        1999        1998       1997        1996
======================================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period             $15.78      $14.84       $9.02      $9.68      $10.24       $12.06
                                               -----------------------------------------------------------------------
Income From Investment Operations
  Net Investment Loss                            (0.01)      (0.05)      (0.05)      (0.01)   (0.05)(2)   (0.06)(2)
  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions                        (2.22)       1.47        5.87       (0.17)      (0.30)      (0.40)
                                               -----------------------------------------------------------------------
  Total From Investment Operations               (2.23)       1.42        5.82       (0.18)      (0.35)      (0.46)
                                               -----------------------------------------------------------------------
Distributions
  From Net Realized Gains on
  Investment Transactions                        (4.61)      (0.48)         .--      (0.48)      (0.21)      (1.36)
                                               -----------------------------------------------------------------------
Net Asset Value, End of Period                   $8.94       $15.78      $14.84       $9.02       $9.68      $10.24
                                               =======================================================================
  Total Return(3)                                (14.25)%     9.03%      64.52%     (2.16)%     (3.26)%     (4.32)%
======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average
Net Assets                                          1.00%(4)  0.98%       1.00%       1.00%       1.00%       1.00%
Ratio of Net Investment Loss to
Average Net Assets                                (0.29)%(4)  (0.31)%   (0.41)%     (0.07)%      (0.53)%    (0.59)%
Portfolio Turnover Rate                               65%        128%      119%        206%         107%       182%
Net Assets, End of Period (in thousands)           $533,823   $716,855  $607,263    $448,701     $593,698  $1,313,865

(1)  Six months ended June 30, 2001 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements                  www.americancentury.com    15


Background Information
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind American Century's Variable Portfolios accelerating growth funds focuses on three important principles. Chiefly, the funds seek to own companies whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Of course, remaining fully invested also means the funds may experience greater losses in market downturns. Finally, American Century Variable Portfolios funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     VP CAPITAL APPRECIATION seeks capital growth over time by investing in growth companies. Although the fund may purchase securities across all capitalization ranges, since mid-1996 VP Capital Appreciation has invested mainly in the securities of medium-sized firms with accelerating growth. Such a strategy results in volatility over the short term and offers the potential for long-term growth.

COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered leading firms in leading industries. Created by Standard & Poor's, the index is viewed as a broad measure of U.S. stock performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The S&P MIDCAP 400/BARRA GROWTH is an index created by Standard & Poor's and BARRA. The index divides the S&P 400 into two mutually exclusive groups based on price/book ratios. The half of the S&P 400 with higher ratios falls into the growth index, while a value index tracks the performance of the other half. Similar growth and value indices are available for the S&P 500.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

[left margin]

PORTFOLIO MANAGERS

  VP Capital Appreciation
       KURT STALZER
       LINDA PETERSON, CFA


16      1-800-345-6488


Glossary
--------------------------------------------------------------------------------
RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--

the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $11.1 billion. This is Lipper's market capitalization breakpoint as of June 30, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S& P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--

the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.5 billion and $11.1 billion. This is Lipper's market capitalization breakpoint as of June 30, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


                                                 www.americancentury.com      17


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--

the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization breakpoint as of June 30, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.


* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


18      1-800-345-6488

Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


20      1-800-345-6488


[back cover]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

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FAX: 816-340-4360

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AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

[graphic of men rowing]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.


For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.


In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

0108                           American Century Investment Services, Inc.
SH-SAN-26472                   (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY
VARIABLE PORTFOLIOS

Semiannual Report

VP Balanced

June 30, 2001                     [american century logo and text logo (reg.sm)]


[inside front cover]


[Dalbar Seal]

     American   Century's  reports  to  shareholders  have  been  awarded  the
Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr., and James E. Stowers III
James E. Stowers, Jr., standing, with  James E. Stowers III

     The recent trend toward extreme volatility in the financial markets -- which has caused many swift, unpredictable reversals of fortune in recent years--continued during the six months ended June 30, 2001. Such dramatic changes are why we believe so strongly in a diversified investment approach.

     Investors in the American Century VP Balanced fund benefited from diversification during a period that was difficult for stocks but favorable for bonds. The fund's investment team reviews the economic and market climate, as well as portfolio strategy and performance, beginning on page 3.

     We're pleased to announce some important changes in the investment team's executive leadership. Effective July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM--American Century's investment management company), became ACIM's chairman.

     The chairmanship is a newly created position that allows us to continue to benefit from Bob's 30 years of investment experience while removing the responsibility for the day-to-day management of ACIM. Bob will focus more on business strategy and professional development of investment managers, serving as a mentor and resource for the various investment management teams.

     Randall Merk, formerly a senior vice president and CIO for American Century's fixed-income discipline, succeeded Bob as ACIM president and CIO. As our top investment management executive, Randy is responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

     David MacEwen, a senior vice president who oversaw all of American Century's municipal and money market portfolios and municipal credit research, assumed Randy's role as CIO for fixed income. Dave is responsible for portfolio management and research for all of the company's bond and money market products.

     Our heartiest congratulations to these investment team leaders and colleagues. We strongly believe they will continue to serve you and American Century well. As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

              Table of Contents
   Report Highlights                  2
   Market Perspective                 3
VP BALANCED
   Performance Information            4
   Management Q&A                     5
   Types of Investments               5
   Top Ten Stock Holdings             6
   Top Five Stock Industries          6
   Fixed-Income Portfolio             7
   Schedule of Investments            8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities                    14
   Statement of Operations           15
   Statement of Changes
      in Net Assets                  16
   Notes to Financial
      Statements                     17
   Financial Highlights              19
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies                20
      Comparative Indices            20
      Investment Team
         Leaders                     20
      Credit Rating
         Guidelines                  20
   Glossary                          21


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* U.S. bonds again proved their diversification value by generally outperforming U.S. stocks. Bonds typically outperform stocks when economic conditions are weak and interest rates fall.

* The Federal Reserve cut short-term interest rates aggressively to reduce borrowing costs and boost spending for consumers and businesses.

*  Value stocks outperformed growth shares by a wide margin.

*  The market's focus on valuation also boosted small- and mid-cap stocks.

* The rate cuts and relatively low Treasury yields encouraged bond investors to shift toward higher-yielding securities such as corporate and mortgage-backed bonds.

* Shorter-term Treasurys significantly outperformed longer-term Treasurys, and inflation-indexed securities performed best of all.

PORTFOLIO PERFORMANCE

* The fund's relatively small loss was less than that of its custom index (described on page 20).

* The portfolio's stock position pulled down overall fund performance. However, the stock portfolio fell less than the S&P 500, and its fall was tempered by the bond portfolio's gain.

STOCK PORTFOLIO

* Defensive positioning, the portfolio's value component, and good stock selection helped the fund's stock holdings beat the S&P 500.

* Energy stocks, utilities, and consumer goods and services were sectors where we outperformed the S&P 500. Technology was a mixed bag.

* Telecommunications hurt us. We were overweight the local telephone companies, which performed poorly, and we largely stayed away from the long-distance and wireless carriers, some of which rebounded after a terrible 2000.

BOND PORTFOLIO

*  Conditions remained generally favorable for bonds, which outperformed stocks.

* However, bond returns began to taper off toward the end of the period as investors became increasingly convinced that the Fed was nearing the end of its interest rate cuts and that an economic recovery and higher inflation were coming.

* Coming into 2001, we were overweight in corporates and mortgage-backeds and underweight in Treasurys compared with the Lehman benchmark. That paid off as those sectors outperformed Treasurys in the first half.

OUTLOOK

* There's still a lot of uncertainty about the strength and duration of this economic downturn.

* We believe corporate earnings--and stock prices--are likely to remain under pressure in the coming months. That means we'll likely continue to manage the stock portfolio conservatively.

* On the bond side, the Fed seems near the end of its current rate-cutting cycle. In this environment, we think higher-yielding securities (corporates and mortgage-backeds) should perform best.

[left margin]

                  VP BALANCED
    TOTAL RETURNS:            AS OF 6/30/01
       6 Months                      -1.64%*
       1 Year                        -5.41%
    INCEPTION DATE:                  5/1/91
    NET ASSETS:              $239.2 million

* Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 21-22.


2      1-800-345-6488


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

     U.S. bonds once again proved their diversification value--guarding against economic weakness and stock market volatility--by generally outperforming U.S. stocks during the six months ended June 30, 2001. The Lehman Brothers Aggregate Bond Index--representing the broad domestic bond market--rose 3.62% while the S&P 500--representing the broad domestic stock market-- fell 6.70%.

ECONOMIC WEAKNESS & FALLING INTEREST RATES

     Bonds typically outperform stocks when economic conditions are weak and interest rates fall, and the first half of 2001 was no exception. As the U.S. economy flirted with recession--with annual economic growth rates dipping to 1.0% and 1.2% in the last quarter of 2000 and the first quarter of 2001 respectively--the U.S. central bank, the Federal Reserve, cut short-term interest rates aggressively to reduce borrowing costs and boost consumer and business spending. The Fed cut its key overnight interest rate target from 6.50% to 3.75%--its lowest level since May 1994--in just six months, the fastest rate reduction since Fed Chairman Alan Greenspan took office in 1987.

STOCK OVERVIEW: INVESTORS FAVORED VALUE AND SMALLER COMPANIES

     A cautious approach to financial risk drove the stock market's performance, causing value stocks to outperform growth shares by a wide margin. Many investors sought companies with clear prospects of future profitability, or defensive sectors with steady growth rates.

     The market's focus on valuation also boosted small- and mid-sized stocks after several years of underperformance. Although smaller stocks are often considered riskier in uncertain economic times, investors couldn't pass up their relatively low prices.

BOND OVERVIEW: SHORT-TERM, CORPORATE, AND INFLATION-INDEXED SECURITIES LED
RETURNS

     The Fed's aggressive cuts in short-term interest rates caused two big changes in the U.S. bond market that largely determined the best and worst performers.

     First, the rate cuts and relatively low Treasury yields encouraged bond investors to shift toward higher-yielding securities such as corporate and mortgage-backed bonds. It's no coincidence that those sectors were among the best performers.

     Second, sharply falling short-term interest rates caused investors to anticipate stronger economic growth and greater inflation risks after 2001. Longer-term Treasury yields climbed higher as short-term yields fell, causing shorter-term Treasurys to significantly outperform longer-term Treasurys, and inflation-indexed securities to perform best of all.

[right margin]

"BONDS TYPICALLY OUTPERFORM STOCKS WHEN ECONOMIC CONDITIONS ARE WEAK AND INTEREST RATES FALL."

STOCK MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2001

S&P 500                            -6.70%
   Value                           -2.41%
   Growth                         -11.04%

S&P MIDCAP 400                      0.97%
   Value                            7.54%
   Growth                          -5.41%

S&P SMALLCAP 600                    6.23%
   Value                           11.84%
   Growth                          -0.54%

NASDAQ COMPOSITE                  -12.38%

The S&P indices represent the performance of large-, medium-, and small-capitalization stocks. The Value and Growth indices refer to the corresponding S&P/BARRA indices defined on page 20.

BOND MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2001

LEHMAN AGGREGATE BOND INDEX         3.62%

Lehman Corporate Bond Index         5.48%

Lehman Fixed-Rate Mortgage-Backed
   Securities Index                 3.78%

Lehman Agency Bond Index            3.06%

Lehman Treasury Bond Index          1.95%

Source: Bloomberg Financial Markets


                                                 www.americancentury.com      3


VP Balanced--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2001

                                                            LEHMAN AGGREGATE
                    VP BALANCED   BLENDED INDEX   S&P 500       BOND INDEX
================================================================================
6 MONTHS(1)            -1.64%         -2.57%       -6.70%           3.62%
1 YEAR                 -5.41%         -4.41%      -14.83%          11.23%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                 2.18%          4.84%        3.89%           6.26%
5 YEARS                 8.55%         11.68%       14.48%           7.48%
10 YEARS                9.77%         12.21%       15.10%           7.87%

The fund's inception date was 5/1/91.

(1) Returns for periods less than one year are not annualized.

See pages 20-21 for information about the blended index and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 6/30/01
S&P 500               $40,812
Blended Index         $32,332
VP Balanced           $25,404
Lehman Aggregate
   Bond Index         $21,328

                                                 Lehman Aggregate       Blended
                VP Balanced         S&P 500         Bond Index           Index
DATE               VALUE             VALUE             VALUE             VALUE
6/30/1991         $10,000           $10,000           $10,000           $10,000
6/30/1992         $11,749           $11,341           $11,404           $11,366
6/30/1993         $12,677           $12,887           $12,747           $12,831
6/30/1994         $12,815           $13,068           $12,582           $12,872
6/30/1995         $14,895           $16,475           $14,161           $15,532
6/30/1996         $16,857           $20,759           $14,872           $18,267
6/30/1997         $19,584           $27,965           $16,084           $22,665
6/30/1998         $23,817           $36,396           $17,779           $27,722
6/30/1999         $25,100           $44,680           $18,339           $31,855
6/30/2000         $26,857           $47,919           $19,175           $33,824
6/30/2001         $25,404           $40,812           $21,328           $32,332

$10,000 investment made 6/30/91

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and blended indices are provided in the graph at left, while the blended index is provided in the graph below. VP Balanced's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED JUNE 30)

                 VP Balanced         Blended Index
DATE               RETURN               RETURN
6/30/1992          17.49%               13.66%
6/30/1993           7.90%               12.89%
6/30/1994           1.09%                0.32%
6/30/1995          16.23%               20.66%
6/30/1996          13.17%               17.61%
6/30/1997          16.18%               24.08%
6/30/1998          21.61%               22.31%
6/30/1999           5.39%               14.91%
6/30/2000           7.00%                6.18%
6/30/2001          -5.41%               -4.41%


4      1-800-345-6488


VP Balanced--Q&A
--------------------------------------------------------------------------------
[photo of Jeff Tyler]
Equity team leader (left): Jeff Tyler

[photo of Jeff Houston]
Fixed-income team leader (right): Jeff Houston

     Based on interviews with Jeff Tyler and Jeff Houston, portfolio managers on the VP Balanced fund investment team.

HOW DID VP BALANCED PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 2001?

     Well, there was both good and bad news. The bad news was that the portfolio's 60% stock position fell, like many other U.S. stock portfolios during the first half of 2001 (see page 3), which pulled down overall fund performance.

     The good news was that the stock portfolio fell less than the S&P 500, and its fall was tempered by the bond portfolio's gain, so the fund's overall loss was just -1.64%. The fund's loss was also less than that of its custom index (described on page 20), which was -2.57%. (See pages 3 and 4 for more market and fund performance information.)

LET'S FOCUS FIRST ON THE STOCK PORTFOLIO--HOW DID YOU BEAT THE S&P 500?

     The stock portfolio has a growth emphasis, but the computer model we use to evaluate and pick stocks also has a value component. This value element helped the fund hold its own during a rough first quarter for growth stocks. In April and early May, growth stocks rebounded, and the fund's growth orientation enabled it to beat the S&P 500.

     Another strategy that paid off was a shift to a more defensive position. Given our belief that we were in a higher risk environment, we tightened up the fund's risk parameters relative to the index. The portfolio became less concentrated in individual stocks and industries. The portfolio also developed slightly more emphasis on relatively conservative investments, such as value-oriented stocks and liquid, large-cap names.

     We underweighted more aggressive areas like technology and telecommunications stocks, and overweighted defensive areas like food & beverage stocks, big pharmaceutical companies, insurance firms, energy stocks, and utilities.

WHAT ELSE WORKED WELL FOR THE  STOCK PORTFOLIO?

     Energy stocks were by far our best performers relative to the S&P 500. Our energy holdings returned about 3% in the first half of the year, while S&P 500 energy stocks fell by more than 6% as a group. For the past year, the portfolio has been overweight in energy-production companies, such as Occidental Petroleum. Occidental is up better than 30% since the middle of last year.

     Utilities stocks were another sector where we had a positive return while the S&P 500's holdings declined. The fund was overweight power generation firms such as PP&L Resources (+22% during the first half of 2001) and underweight struggling utilities such as Pacific Gas & Electric (-44%) and Edison International (-29%).

     Our consumer goods and services holdings also fared pretty well. We were overweight stocks that benefited from the resiliency of consumer spending, including homebuilders like Lennar (+15%), food & beverage stocks such as Hormel (+31%), and retailers Sears (+22%) and Best Buy (+115%).

[right margin]

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                             AS OF JUNE 30, 2001
COMMON STOCKS                       60.2%
MORTGAGE- & ASSET-BACKED
   SECURITIES                       17.6%
CORPORATE BONDS                     12.2%
U.S. TREASURY SECURITIES             6.7%
U.S. GOVERNMENT AGENCY
   SECURITIES                        3.3%

                           AS OF DECEMBER 31, 2000
COMMON STOCKS & FUTURES             59.6%
MORTGAGE- & ASSET-BACKED
   SECURITIES                       17.3%
CORPORATE BONDS                     14.2%
U.S. TREASURY SECURITIES             4.5%
U.S. GOVERNMENT AGENCY
   SECURITIES                        2.6%
OTHER                                1.8%

Investment terms are defined in the Glossary on pages 21-22.


                                                 www.americancentury.com      5


VP Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT ABOUT THE VOLATILE TECHNOLOGY SECTOR?

     Although there was no way to escape the carnage completely, the portfolio definitely benefited from its underweights in technology stocks, especially significant ones like Lucent (-54%), JDS Uniphase (-70%), and Texas Instruments (-32%). Fund performance also got a boost from an overweight in AOL Time Warner (+52%).

     Of course, we also had some missteps. Among computer makers, the fund was underweight Dell (+50%) and IBM (+33%), and overweight Sun Microsystems (-43%) and EMC (-56%). We were also underweight some of the better-performing software stocks, such as Microsoft (+65%) and Computer Associates (+85%).

IN WHAT OTHER AREAS DID YOUR STOCK SELECTION FALL SHORT?

     Telecommunications hurt us. We were overweight the local telephone companies like Qwest Communications (-22%) and SBC Communications (-16%), and we largely stayed away from the long-distance and wireless carriers, some of which rebounded after a terrible 2000. For example, we were totally out of AT&T, a company in complete disarray, but the stock bounced nearly 30% during the period.

LET'S SHIFT TO THE BOND PORTFOLIO. WHAT HAPPENED THERE?

     Conditions remained generally favorable for bonds. As measured by broad market indices, bonds outperformed stocks (see page 3). However, bond returns began to taper off toward the end of the period as investors became increasingly convinced that the Federal Reserve was nearing the end of its interest rate cuts and that an economic recovery and higher inflation were coming. Shorter-term and inflation-indexed bonds significantly outperformed longer-term bonds, especially Treasurys. Higher-yielding corporate and mortgage-backed securities also outperformed Treasurys.

HOW WERE YOU POSITIONED FOR THESE CHANGES?

     Quite well. Coming into 2001, we were overweight in corporates and mortgage-backeds and underweight in Treasurys compared with the Lehman benchmark. We didn't believe Treasury bonds' strong 2000 returns were likely to be duplicated in 2001, so we were invested primarily in the seemingly undervalued, higher-yielding sectors of the market. That paid off as those sectors outperformed Treasurys in the first half.

WHAT ELSE CAN YOU TELL US ABOUT THE FUND'S BOND PORTFOLIO?

     We made our bond holdings more conservative. In anticipation of worsening economic conditions, we increased our positions in high-quality mortgage- and asset-backed securities, as well as Treasury and government agency securities, and reduced our exposure to corporate bonds (see the table on page 5). As a result, our holdings of bonds rated AAA for credit quality (the top rating) increased (see the table on page 7).

     We also avoided downgrades and defaults in our corporate holdings at a time when defaults were occurring at a record pace.

[left margin]

TOP TEN STOCK HOLDINGS
                          % OF EQUITY PORTFOLIO
                           AS OF        AS OF
                          6/30/01      12/31/00
GENERAL ELECTRIC CO.        4.4%         4.2%
CITIGROUP INC.              4.3%         3.8%
MICROSOFT CORP.             3.3%         1.8%
JOHNSON & JOHNSON           3.0%         1.9%
TYCO INTERNATIONAL LTD.     2.8%         2.0%
EXXON MOBIL CORP.           2.6%         1.6%
PFIZER, INC.                2.6%         2.6%
AOL TIME WARNER INC.        2.4%         1.0%(1)
INTERNATIONAL BUSINESS
   MACHINES CORP.           2.1%         1.2%
VERIZON
   COMMUNICATIONS           1.9%         1.3%

(1) America Online, Inc. acquired Time Warner Inc. on 1/12/01. The percentage as of 12/31/00 represents shares of both companies owned by the fund.

TOP FIVE STOCK INDUSTRIES
                          % OF EQUITY PORTFOLIO
                           AS OF        AS OF
                          6/30/01      12/31/00
DRUGS                      11.6%         9.6%
BANKS                       9.2%         7.8%
ENERGY RESERVES &
   PRODUCTION               7.3%         6.7%
FINANCIAL SERVICES          7.0%         7.6%
COMPUTER SOFTWARE           5.6%         4.4%

Investment terms are defined in the Glossary on pages 21-22.


6      1-800-345-6488


VP Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT'S YOUR OUTLOOK FOR THE U.S. ECONOMY AND THE FINANCIAL MARKETS?

     There's still a lot of uncertainty about the strength and duration of this economic downturn. One could make a compelling argument that we've weathered the worst of it and are poised for an upturn by the first quarter of 2002. But someone else looking at the same data could convincingly argue that the downturn is still in its infancy.

     On the stock side, we're leaning toward the latter view. The excess capacity and structural imbalances that the economy faced at the beginning of 2001 are still largely in place, and don't appear likely to diminish anytime soon. On top of that, the recent increase in corporate layoffs may finally start to constrain consumer spending in the second half of the year. We believe corporate earnings--and stock prices--are likely to remain under pressure in the coming months.

     On the bond side, it appears likely that the Fed is nearing the end of its current rate-cutting cycle. If so, we're about to enter a period of relative interest rate stability and low economic growth, as long as there aren't any major shocks to the system like an expanded energy crisis. In this environment, we think higher-yielding securities should perform best.

WHAT DOES THAT MEAN FOR THE PORTFOLIO?

     One thing won't change: We'll continue to manage the fund with a balanced approach, investing roughly 60% of the fund in stocks and 40% in bonds.

     On the equity side, we'll likely continue to position the portfolio defensively. If you look at our largest overweights, you'll see what we currently favor--diversified companies that have spread their risk across a variety of different businesses. Examples include Citigroup, Johnson & Johnson, and Tyco International. These companies can usually offset a downturn in one of their businesses with growth in their other businesses, which helps make their earnings more stable and predictable.

     On the bond side, we don't expect bonds to repeat the big price gains we saw in 2000 and early 2001. We think their price appreciation potential is limited, given how much bonds have rallied since the first quarter of 2000 and how much the interest rate environment has changed this year.

     Going forward, we expect the biggest part of bond performance to come from income, not price appreciation. That's why we're currently favoring higher-yielding securities such as mortgage-backeds and corporates.

[right margin]

"WE DON'T EXPECT BONDS TO REPEAT THE BIG PRICE GAINS WE SAW IN 2000 AND EARLY 2001."

FIXED-INCOME PORTFOLIO

PORTFOLIO SENSITVITY TO INTEREST RATES
                            AS OF        AS OF
                           6/30/01      12/31/00
WEIGHTED AVERAGE
   MATURITY                8.4 YRS       8.3 YRS
DURATION                   4.9 YRS       5.0 YRS

PORTFOLIO CREDIT QUALITY
                       % OF FIXED-INCOME PORTFOLIO
                            AS OF        AS OF
                           6/30/01      12/31/00
AAA                          70%          64%
AA                            3%           2%
A                             9%          18%
BBB                          15%          12%
BB                            3%           4%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 20 for more information.

Investment terms are defined in the Glossary on pages 21-22.


                                                 www.americancentury.com      7


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 60.2%
AIRLINES -- 0.1%
                    3,100  Delta Air Lines Inc.                     $    136,648
                    1,700  Southwest Airlines Co.                         31,433
                                                                    ------------
                                                                         168,081
                                                                    ------------
ALCOHOL -- 0.3%
                   17,000  Anheuser-Busch Companies, Inc.                700,400
                                                                    ------------
BANKS -- 5.6%
                   22,300  Bank of America Corp.                       1,338,669
                   20,200  Bank of New York Co., Inc. (The)              969,600
                  115,566  Citigroup Inc.                              6,106,506
                   12,900  Comerica Inc.                                 743,040
                    7,300  First Tennessee National Corp.                253,383
                   65,400  Fleet Boston Financial Corp.                2,580,030
                   13,100  Greater Bay Bancorp                           327,042
                    9,800  Silicon Valley Bancshares(1)                  221,235
                   13,800  UnionBanCal Corp.                             465,060
                    4,200  Zions Bancorporation                          247,674
                                                                    ------------
                                                                      13,252,239
                                                                    ------------
CHEMICALS -- 0.2%
                   10,000  Engelhard Corp.                               257,900
                    1,300  Potash Corp. of Saskatchewan Inc.              74,620
                    4,500  Scotts Co. (The) Cl A(1)                      186,525
                                                                    ------------
                                                                         519,045
                                                                    ------------
CLOTHING STORES -- 0.4%
                    3,300  American Eagle Outfitters, Inc.(1)            114,411
                    5,400  Talbots, Inc.                                 236,250
                   31,900  Venator Group Inc.(1)                         488,070
                                                                    ------------
                                                                         838,731
                                                                    ------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 2.7%
                   18,500  Compaq Computer Corp.                         286,565
                   21,900  Dell Computer Corp.(1)                        574,328
                   34,200  EMC Corp. (Mass.)                             993,510
                   26,600  International Business Machines
                              Corp.                                    3,005,800
                    5,500  Lexmark International Group, Inc.
                              Cl A(1)                                    369,875
                   43,000  Sun Microsystems, Inc.(1)                     683,700
                   15,400  Tech Data Corp.(1)                            524,832
                                                                    ------------
                                                                       6,438,610
                                                                    ------------
COMPUTER SOFTWARE -- 3.4%
                   12,000  Adobe Systems Inc.                            564,900
                    4,700  BEA Systems, Inc.(1)                          148,262
                    7,800  Cerner Corp.(1)                               326,664
                    7,700  Computer Associates
                              International, Inc.                        277,200
                   20,200  Mentor Graphics Corp.(1)                      362,489
                   66,100  Microsoft Corp.(1)                          4,740,361

Shares                                                                 Value
--------------------------------------------------------------------------------

                   72,900  Oracle Corp.(1)                          $  1,398,586
                    2,500  Veritas Software Corp.(1)                     165,613
                                                                    ------------
                                                                       7,984,075
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.5%
                    5,800  Centex Corp.                                  236,350
                    2,300  KB Home                                        69,391
                   22,700  Lennar Corp.                                  946,590
                                                                    ------------
                                                                       1,252,331
                                                                    ------------
DEFENSE/AEROSPACE -- 0.6%
                   24,800  Boeing Co.                                  1,378,880
                                                                    ------------
DEPARTMENT STORES -- 2.0%
                    8,000  Federated Department Stores,
                              Inc.(1)                                    340,000
                    7,000  Kohl's Corp.(1)                               439,110
                   21,200  May Department Stores Co. (The)               726,312
                   29,100  Sears, Roebuck & Co.                        1,231,221
                   41,000  Wal-Mart Stores, Inc.                       2,000,800
                                                                    ------------
                                                                       4,737,443
                                                                    ------------
DRUGS -- 7.0%
                    5,300  Allergan, Inc.                                453,150
                    1,900  AmeriSource Health Corp.(1)                   105,070
                    6,000  Baxter International, Inc.                    294,000
                   25,100  Bristol-Myers Squibb Co.                    1,312,730
                   16,400  Forest Laboratories, Inc. Cl A(1)           1,164,400
                   30,875  IVAX Corp.(1)                               1,204,125
                   86,400  Johnson & Johnson                           4,319,999
                   10,300  Lilly (Eli) & Co.                             762,200
                   34,900  Merck & Co., Inc.                           2,230,459
                   92,100  Pfizer, Inc.                                3,688,605
                   23,700  Pharmacia Corp.                             1,089,015
                                                                    ------------
                                                                      16,623,753
                                                                    ------------
ELECTRICAL EQUIPMENT -- 1.9%
                   12,000  Amphenol Corp. Cl A(1)                        480,600
                   84,600  Cisco Systems Inc.(1)                       1,538,873
                    3,500  Comverse Technology, Inc.(1)                  200,778
                    9,800  Corning Inc.                                  163,758
                   10,100  Digital Lightwave, Inc.(1)                    369,711
                    7,200  Flextronics International Ltd.
                              ADR(1)                                     188,028
                    4,600  Sanmina Corp.(1)                              108,698
                   14,400  Scientific-Atlanta, Inc.                      584,640
                   12,300  Technitrol, Inc.                              319,800
                   18,900  Tektronix, Inc.(1)                            513,135
                                                                    ------------
                                                                       4,468,021
                                                                    ------------
ELECTRICAL UTILITIES -- 1.7%
                   16,300  Entergy Corp.                                 625,757
                   18,300  Exelon Corp.                                1,173,396
                   33,400  PP&L Resources, Inc.                        1,837,000
                   18,848  Sempra Energy                                 515,304
                                                                    ------------
                                                                       4,151,457
                                                                    ------------


8      1-800-345-6488                          See Notes to Financial Statements


VP Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 4.4%
                    9,600  Amerada Hess Corp.                       $    775,680
                   15,100  Chevron Corp.                               1,366,550
                   42,001  Exxon Mobil Corp.                           3,668,787
                   34,800  Kerr-McGee Corp.                            2,306,196
                   51,000  Occidental Petroleum Corp.                  1,356,090
                    6,900  Phillips Petroleum Co.                        393,300
                   10,600  Royal Dutch Petroleum Co.
                              New York Shares                            617,662
                                                                    ------------
                                                                      10,484,265
                                                                    ------------
ENTERTAINMENT -- 0.1%
                   10,300  Carnival Corp. Cl A                           316,210
                                                                    ------------
FINANCIAL SERVICES -- 4.2%
                   15,700  Countrywide Credit Industries, Inc.           720,316
                   20,400  Fannie Mae                                  1,737,060
                   17,800  Federal Home Loan Mortgage
                              Corporation                              1,246,000
                  128,800  General Electric Co.                        6,279,000
                                                                    ------------
                                                                       9,982,376
                                                                    ------------
FOOD & BEVERAGE -- 2.4%
                   35,000  Archer-Daniels-Midland Co.                    455,000
                   16,100  Coca-Cola Company (The)                       724,500
                   16,000  Hormel Foods Corp.                            389,440
                   13,800  Kraft Foods Inc.(1)                           427,800
                   37,000  PepsiCo, Inc.                               1,635,400
                   17,700  Smithfield Foods Inc.(1)                      713,310
                    9,400  Suiza Foods Corp.(1)                          499,140
                   10,500  SYSCO Corp.                                   285,075
                    8,200  Unilever N.V. New York Shares                 488,474
                                                                    ------------
                                                                       5,618,139
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.3%
                   19,900  Pactiv Corp.(1)                               266,660
                    8,400  Weyerhaeuser Co.                              461,748
                                                                    ------------
                                                                         728,408
                                                                    ------------
GAS & WATER UTILITIES -- 0.1%
                    2,200  Keyspan Energy Corp.                           80,256
                    3,600  NICOR Inc.                                    140,328
                      400  People's Energy Corp.                          16,080
                                                                    ------------
                                                                         236,664
                                                                    ------------
GOLD(2)
                    5,400  Placer Dome Inc.                               52,920
                                                                    ------------
GROCERY STORES -- 0.2%
                   12,000  Safeway Inc.(1)                               576,000
                                                                    ------------
HOME PRODUCTS -- 1.2%
                   22,800  Colgate-Palmolive Co.                       1,344,972
                    8,200  Fortune Brands, Inc.                          314,552
                   13,900  Procter & Gamble Co. (The)                    886,820
                   17,200  Tupperware Corp.                              402,996
                                                                    ------------
                                                                       2,949,340
                                                                    ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 1.7%
                    3,600  Ingersoll-Rand Co.                       $    148,320
                   73,713  Tyco International Ltd.                     4,017,359
                                                                    ------------
                                                                       4,165,679
                                                                    ------------
INFORMATION SERVICES -- 1.4%
                   12,500  Electronic Data Systems Corp.                 781,250
                   20,000  First Data Corp.                            1,285,000
                    9,300  Omnicom Group Inc.                            799,800
                   19,000  Viad Corp.                                    501,600
                                                                    ------------
                                                                       3,367,650
                                                                    ------------
INTERNET -- 1.4%
                   64,350  AOL Time Warner Inc.(1)                     3,410,550
                                                                    ------------
LEISURE -- 0.4%
                   14,100  International Game Technology(1)              882,519
                                                                    ------------
LIFE & HEALTH INSURANCE -- 0.8%
                    9,500  CIGNA Corp.                                   910,290
                   20,100  Lincoln National Corp.                      1,040,175
                                                                    ------------
                                                                       1,950,465
                                                                    ------------
MEDIA -- 1.4%
                   65,300  Disney (Walt) Co.                           1,886,517
                    3,500  Tribune Co.                                   140,035
                   11,400  Univision Communications Inc.
                              Cl A(1)                                    487,692
                   27,970  USA Networks Inc.(1)                          783,020
                                                                    ------------
                                                                       3,297,264
                                                                    ------------
MEDICAL PRODUCTS & SUPPLIES -- 0.6%
                   10,800  Beckman Coulter Inc.                          440,640
                    6,200  Medtronic, Inc.                               285,262
                   20,500  PerkinElmer, Inc.                             564,365
                      700  Varian Medical Systems, Inc.(1)                50,050
                                                                    ------------
                                                                       1,340,317
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 0.7%
                   26,399  Oxford Health Plans, Inc.(1)                  755,011
                   10,100  Wellpoint Health Networks Inc.(1)             951,824
                                                                    ------------
                                                                       1,706,835
                                                                    ------------
MINING & METALS -- 0.5%
                   17,100  Alcoa Inc.                                    673,740
                    4,200  Ball Corporation                              199,752
                   10,600  Freeport-McMoRan Copper &
                              Gold, Inc. Cl B(1)                         117,130
                   14,000  Inco Ltd.(1)                                  241,640
                                                                    ------------
                                                                       1,232,262
                                                                    ------------
MOTOR VEHICLES & PARTS -- 0.8%
                   13,500  AutoNation, Inc.(1)                           156,600
                   24,430  Ford Motor Co.                                599,757
                    8,400  Johnson Controls, Inc.                        608,748
                    7,600  Magna International Inc. Cl A                 467,324
                                                                    ------------
                                                                       1,832,429
                                                                    ------------


See Notes to Financial Statements                 www.americancentury.com      9


VP Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
MULTI-INDUSTRY -- 0.2%
                   12,100  Canadian Pacific Ltd.                    $    468,875
                                                                    ------------
OIL REFINING -- 0.4%
                   30,400  USX-Marathon Group                            897,104
                                                                    ------------
OIL SERVICES -- 0.2%
                   14,100  ENSCO International Inc.                      329,940
                    7,100  Helmerich & Payne, Inc.                       220,029
                                                                    ------------
                                                                         549,969
                                                                    ------------
PROPERTY & CASUALTY INSURANCE -- 1.9%
                   17,500  American International Group, Inc.          1,505,000
                    6,500  CNA Financial Corp.(1)                        256,425
                   23,600  Fidelity National Financial, Inc.             579,852
                   32,300  Loews Corp.                                 2,081,089
                                                                    ------------
                                                                       4,422,366
                                                                    ------------
PUBLISHING -- 0.2%
                    8,100  Deluxe Corp.                                  234,090
                    2,500  Gannett Co., Inc.                             164,750
                    6,700  Reader's Digest Association,
                              Inc. (The)                                 192,625
                                                                    ------------
                                                                         591,465
                                                                    ------------
RAILROADS -- 0.1%
                    2,300  Union Pacific Corp.                           126,293
                                                                    ------------
RESTAURANTS -- 0.1%
                    9,100  Brinker International, Inc.(1)                235,235
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 0.9%
                   12,500  Lehman Brothers Holdings Inc.                 971,875
                   10,700  Merrill Lynch & Co., Inc.                     633,975
                    3,200  Morgan Stanley Dean Witter & Co.              205,536
                    9,800  Raymond James Financial, Inc.                 299,880
                                                                    ------------
                                                                       2,111,266
                                                                    ------------
SEMICONDUCTOR -- 2.4%
                   21,300  Analog Devices, Inc.(1)                       921,225
                    4,800  Applied Materials, Inc.(1)                    238,512
                    7,100  Electro Scientific Industries, Inc.(1)        256,133
                   12,300  Integrated Device Technology, Inc.(1)         385,605
                   81,100  Intel Corp.                                 2,382,312
                    7,260  International Rectifier Corp.(1)              247,566
                    7,400  KLA-Tencor Corp.(1)                           431,531
                   11,000  Linear Technology Corp.                       489,060
                    4,700  Maxim Integrated Products, Inc.(1)            208,892
                    3,800  Novellus Systems, Inc.(1)                     215,821
                                                                    ------------
                                                                       5,776,657
                                                                    ------------
SPECIALTY STORES -- 1.1%
                    4,200  Best Buy Co., Inc.(1)                         266,784
                   32,000  Circuit City Stores-Circuit
                              City Group                                 576,000
                   10,000  CVS Corp.                                     386,000
                   11,000  Home Depot, Inc.                              512,050
                   16,400  Pier 1 Imports, Inc.                          188,600
                   12,700  RadioShack Corp.                              387,350

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------

                    1,900  Tiffany & Co.                            $     68,818
                    9,400  Zale Corp.(1)                                 316,780
                                                                    ------------
                                                                       2,702,382
                                                                    ------------
TELEPHONE -- 3.2%
                   46,700  BellSouth Corp.                             1,880,609
                   26,300  Qwest Communications
                              International Inc.                         838,181
                   47,900  SBC Communications Inc.                     1,918,874
                   50,590  Verizon Communications                      2,706,565
                   13,300  WorldCom, Inc.-WorldCom Group                 188,860
                                                                    ------------
                                                                       7,533,089
                                                                    ------------
THRIFTS -- 0.3%
                   19,950  Washington Mutual, Inc.                       749,123
                                                                    ------------
TRUCKING, SHIPPING & AIR FREIGHT(2)
                      300  FedEx Corporation(1)                           12,060
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 0.2%
                    8,700  QUALCOMM Inc.(1)                              504,731
                                                                    ------------
      TOTAL COMMON STOCKS                                            143,323,973
                                                                    ------------
   (Cost $131,725,308)

MORTGAGE-BACKED SECURITIES(3) -- 12.6%
               $  704,359  FHLMC Pool #C00578, 6.50%,
                              1/1/28                                     697,281
                1,312,630  FHLMC Pool #C01025, 8.00%,
                              7/1/30                                   1,358,459
                  539,534  FHLMC Pool #C038971, 6.50%,
                              6/1/29                                     533,119
                3,836,619  FHLMC Pool #C40679, 7.00%,
                              7/1/30                                   3,863,046
                1,468,189  FHLMC Pool #C47106, 6.50%,
                              1/1/31                                   1,447,469
                1,999,800  FHLMC Pool #E00987, 6.50%,
                              6/1/16                                   2,008,851
                  846,115  FHLMC Pool #E73566, 7.00%,
                              11/1/13                                    865,225
                1,000,100  FHLMC Pool #E84162, 6.50%,
                              6/1/16                                   1,004,626
                  944,414  FNMA Pool #248679, 5.50%,
                              10/25/08                                   934,659
                  844,246  FNMA Pool #252211, 6.00%,
                              1/1/29                                     815,946
                  817,702  FNMA Pool #252212, 6.50%,
                              1/1/29                                     808,228
                1,091,357  FNMA Pool #252213, 6.00%,
                              1/1/14                                   1,084,602
                  117,397  FNMA Pool #365462, 6.50%,
                              11/1/11                                    118,944
                  785,025  FNMA Pool #411821, 7.00%,
                              1/1/28                                     791,291
                1,097,356  FNMA Pool #412562, 6.50%,
                              1/1/28                                   1,085,363
                  616,661  FNMA Pool #413812, 6.50%,
                              1/1/28                                     609,921
                  358,679  FNMA Pool #421501, 6.50%,
                              6/1/13                                     361,965


10      1-800-345-6488                         See Notes to Financial Statements


VP Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  276,124  FNMA Pool #421624, 6.00%,
                              4/1/13                                $    274,415
                  106,019  FNMA Pool #421727, 6.00%,
                              4/1/13                                     105,362
                  268,087  FNMA Pool #425391, 6.00%,
                              5/1/13                                     266,428
                  161,587  FNMA Pool #431722, 6.50%,
                              6/1/13                                     163,068
                  149,805  FNMA Pool #433184, 6.50%,
                              6/1/13                                     151,177
                  151,562  FNMA Pool #437505, 6.00%,
                              7/1/13                                     150,624
                1,025,766  FNMA Pool #485403, 6.00%,
                              2/1/29                                     991,380
                1,090,440  FNMA Pool #506995, 7.50%,
                              7/1/29                                   1,114,037
                2,000,100  FNMA Pool #588945, 7.00%,
                              6/1/31                                   2,010,847
                  948,067  GNMA Pool #002202, 7.00%,
                              4/20/26                                    959,599
                  377,982  GNMA Pool #444773, 6.50%,
                              3/15/28                                    374,620
                  523,676  GNMA Pool #458862, 7.50%,
                              2/15/28                                    538,732
                   81,725  GNMA Pool #460833, 6.50%,
                              5/15/28                                     80,998
                  639,539  GNMA Pool #467626, 7.00%,
                              2/15/28                                    646,179
                  379,304  GNMA Pool #469149, 6.50%,
                              3/15/28                                    375,931
                  897,905  GNMA Pool #469811, 7.00%,
                              12/15/28                                   907,228
                   41,654  GNMA Pool #474224, 6.50%,
                              5/15/28                                     41,284
                1,000,000  GNMA Pool #498232, 7.00%,
                              6/15/31                                  1,009,637
                  814,030  GNMA Pool #509502, 8.00%,
                              12/15/29                                   844,443
                  663,887  GNMA Pool #780412, 7.50%,
                              8/15/26                                    683,818
                                                                    ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      30,078,802
                                                                    ------------
   (Cost $29,836,335)

CORPORATE BONDS -- 12.2%
BANKS -- 0.8%
                1,000,000  Bank of America Corp., 6.625%,
                              6/15/04                                  1,031,722
                  750,000  Citigroup Inc., 7.25%, 10/1/10                781,476
                                                                    ------------
                                                                       1,813,198
                                                                    ------------
DEFENSE/AEROSPACE -- 0.2%
                  500,000  Raytheon Co., 8.20%, 3/1/06                   519,098
                                                                    ------------
DRUGS -- 0.4%
                1,000,000  Cardinal Health Inc., 6.75%,
                              2/15/11                                  1,012,552
                                                                    ------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.4%
               $1,000,000  Yorkshire Power Finance, Series B,
                              6.15%, 2/25/03                        $  1,001,049
                                                                    ------------
ELECTRICAL UTILITIES -- 1.3%
                1,000,000  Calpine Corp., 8.25%, 8/15/05                 993,122
                1,000,000  Cilcorp, Inc., 8.70%, 10/15/09              1,050,883
                  600,000  Texas Utilities Electric Co.,
                              8.125%, 2/1/02                             611,870
                  400,000  Wisconsin Energy Corp., 6.50%,
                              4/1/11                                     393,592
                                                                    ------------
                                                                       3,049,467
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 0.4%
                1,000,000  Duke Energy Field Services,
                              7.875%, 8/16/10                          1,050,497
                                                                    ------------
ENTERTAINMENT -- 0.2%
                  600,000  Viacom Inc., 6.625%, 5/15/11
                              (Acquired 5/10/01, Cost
                              $595,728)(4)                               588,491
                                                                    ------------
FINANCIAL SERVICES -- 2.0%
                1,000,000  Associates Corp., N.A., 6.00%,
                              7/15/05                                    993,409
                1,000,000  CIT Group Inc., 5.625%,
                              5/17/04                                    997,137
                1,000,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                  1,038,572
                  750,000  Ford Motor Credit Co., 6.75%,
                              5/15/05                                    761,189
                  750,000  Household Finance Corp., 6.75%,
                              5/15/11                                    741,225
                                                                    ------------
                                                                       4,531,532
                                                                    ------------
GROCERY STORES -- 1.1%
                1,000,000  Delhaize America Inc., 7.375%,
                              4/15/06 (Acquired 5/31/01,
                              Cost $1,019,110)(4)                      1,026,639
                  800,000  Delhaize America Inc., 8.125%,
                              4/15/11 (Acquired 5/1/01,
                              Cost $824,976)(4)                          835,879
                  750,000  Kroger Co., 7.65%, 4/15/07                    790,031
                                                                    ------------
                                                                       2,652,549
                                                                    ------------
HOME PRODUCTS -- 0.4%
                1,000,000  International Flavors & Fragrances,
                              6.45%, 5/15/06 (Acquired
                              5/3/01, Cost $998,120)(4)                  999,635
                                                                    ------------
HOTELS -- 0.4%
                1,000,000  MGM Mirage, 8.50%, 9/15/10                  1,038,963
                                                                    ------------
INFORMATION SERVICES -- 0.1%
                  400,000  KPNQwest B.V., 8.125%, 6/1/09                 230,000
                                                                    ------------
INTERNET -- 0.4%
                  900,000  AOL Time Warner Inc., 7.625%,
                              4/15/31                                    906,122
                                                                    ------------


See Notes to Financial Statements                www.americancentury.com      11


VP Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MEDIA -- 0.8%
               $1,000,000  Comcast Cable Communications,
                              8.375%, 5/1/07                        $  1,085,849
                1,000,000  CSC Holdings Inc., 7.625%,
                              7/15/18                                    902,922
                                                                    ------------
                                                                       1,988,771
                                                                    ------------
MOTOR VEHICLES & PARTS -- 0.4%
                1,000,000  General Motors Corp., 7.00%,
                              6/15/03                                  1,032,625
                                                                    ------------
OIL SERVICES -- 0.4%
                  700,000  Transocean Sedco Forex Inc.,
                              6.625%, 4/15/11 (Acquired
                              3/30/01, Cost $696,339)(4)                 688,316
                                                                    ------------
RAILROADS -- 0.2%
                  500,000  Burlington Northern Santa Fe
                              Corp., 6.75%, 3/15/29                      455,665
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.4%
                1,000,000  EOP Operating LP, 6.75%,
                              2/15/08                                    978,647
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 0.8%
                1,000,000  Merrill Lynch & Co., Inc., 5.35%,
                              6/15/04                                    997,648
                1,000,000  Morgan Stanley Dean Witter & Co.,
                              6.10%, 4/15/06                           1,000,165
                                                                    ------------
                                                                       1,997,813
                                                                    ------------
TELEPHONE -- 0.8%
                1,000,000  WorldCom, Inc.-WorldCom Group,
                              7.375%, 1/15/06 (Acquired
                              5/29/01, Cost $1,010,510)(4)             1,009,712
                  500,000  WorldCom, Inc.-WorldCom Group,
                              7.50%, 5/15/11                             487,658
                  500,000  WorldCom, Inc.-WorldCom Group,
                              8.25%, 5/15/31                             491,770
                                                                    ------------
                                                                       1,989,140
                                                                    ------------
THRIFTS -- 0.3%
                  650,000  Washington Mutual Bank FA,
                              6.875%, 6/15/11                            648,092
                                                                    ------------
TOTAL CORPORATE BONDS                                                 29,172,222
                                                                    ------------
   (Cost $28,959,819)

U.S. TREASURY SECURITIES -- 6.7%
                7,000,000  STRIPS - PRINCIPAL, 5.99%,
                              11/15/27(5)                              1,468,798
                  400,000  U.S. Treasury Bonds, 5.00%,
                              2/15/11                                    388,250
                1,600,000  U.S. Treasury Bonds, 8.00%,
                              11/15/21                                 1,993,126
                  550,000  U.S. Treasury Bonds, 6.50%,
                              11/15/26                                   592,984
                  250,000  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                    265,798
                  500,000  U.S. Treasury Bonds, 6.25%,
                              5/15/30                                    530,391

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  450,000  U.S. Treasury Notes, 5.75%,
                              10/31/02                              $    459,721
                2,500,000  U.S. Treasury Notes, 4.625%,
                              2/28/03                                  2,517,341
                2,000,000  U.S. Treasury Notes, 6.75%,
                              5/15/05                                  2,130,158
                1,250,000  U.S. Treasury Notes, 5.75%,
                              11/15/05                                 1,287,656
                1,000,000  U.S. Treasury Notes, 4.625%,
                              5/15/06                                    986,563
                1,000,000  U.S. Treasury Notes, 5.50%,
                              2/15/08                                  1,015,553
                2,400,000  U.S. Treasury Notes, 5.375%,
                              2/15/31                                  2,275,877
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES                                        15,912,216
                                                                    ------------
   (Cost $16,050,807)

U.S. GOVERNMENT AGENCY SECURITIES -- 3.3%
                2,000,000  FNMA, 7.00%, 7/15/05                        2,121,994
                  500,000  FNMA, 6.625%, 11/15/10                        518,241
                1,000,000  FNMA, 5.50%, 3/15/11                          954,103
                1,000,000  FNMA MTN, 5.74%, 1/21/09                      979,921
                3,000,000  FNMA, Series B, 7.25%,
                              1/15/10                                  3,227,298
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                             7,801,557
                                                                    ------------
   (Cost $7,574,082)

ASSET-BACKED SECURITIES(3) -- 2.7%
                  800,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                                    828,554
                  750,000  CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                                    767,993
                  960,227  Delta Air Lines Inc., Series
                              2000-1, Class A1, 7.38%,
                              11/18/11                                 1,006,389
                  265,284  FNMA Whole Loan, Series
                              1995 W1, Class A6 SEQ,
                              8.10%, 11/21/01                            269,368
                1,000,000  PSE&G Transition Funding LLC,
                              Series 2001-1, Class A5 SEQ,
                              6.45%, 3/15/13                             996,065
                2,000,000  Residential Asset Securities
                              Corporation, Series 1999 KS3,
                              Cl AI2 SEQ, 7.08%, 9/25/20               2,025,187
                  408,294  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A5 SEQ,
                              6.92%, 10/15/18                            411,604
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES                                          6,305,160
                                                                    ------------
   (Cost $6,176,675)


12      1-800-345-6488                         See Notes to Financial Statements


VP Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS(3) -- 2.3%
               $1,000,000  Credit-Based Asset Servicing and
                              Securitization, Series 2001 CB2,
                              Class A2F, 5.97%, 7/25/05             $    996,016
                1,000,000  First Union-Lehman Brothers-
                              Bank of America, Series
                              1998 C2, Class A2 SEQ,
                              6.56%, 11/18/08                          1,008,095
                1,226,644  First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                           1,242,786
                1,500,000  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                  1,474,639
                  748,922  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                   750,224
                                                                    ------------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS                                                            5,471,760
                                                                    ------------
   (Cost $5,464,062)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $238,065,690
                                                                    ============
   (Cost $225,787,088)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at June 30, 2001, was $5,148,672 which represented 2.2% of net assets.

(5) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.


See Notes to Financial Statements                www.americancentury.com      13


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at value (identified
  cost of $225,787,088) (Note 3) ...........................      $ 238,065,690
Receivable for investments sold ............................          1,010,753
Dividends and interest receivable ..........................          1,311,662
                                                                  -------------
                                                                    240,388,105
                                                                  -------------

LIABILITIES
Disbursements in excess of demand deposit cash .............            641,434
Payable for investments purchased ..........................            384,969
Accrued management fees (Note 2) ...........................            180,486
Payable for directors' fees and expenses (Note 2) ..........                737
Accrued expenses and other liabilities .....................                126
                                                                  -------------
                                                                      1,207,752
                                                                  -------------
Net Assets .................................................      $ 239,180,353
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized .................................................        200,000,000
                                                                  =============
Outstanding ................................................         35,613,650
                                                                  =============

Net Asset Value Per Share ..................................      $        6.72
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ....................      $ 225,284,719
Undistributed net investment income ........................          2,949,962
Accumulated net realized loss
  on investment transactions ...............................         (1,332,930)
Net unrealized appreciation
  on investments (Note 3) ..................................         12,278,602
                                                                  -------------
                                                                  $ 239,180,353
                                                                  =============


14      1-800-345-6488                         See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest .....................................................      $ 3,267,393
Dividends ....................................................          800,170
                                                                    -----------
                                                                      4,067,563
                                                                    -----------

Expenses (Note 2):
Management fees ..............................................        1,106,923
Directors' fees and expenses .................................            1,662
                                                                    -----------
                                                                      1,108,585
                                                                    -----------

Net investment income ........................................        2,958,978
                                                                    -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investment transactions .................         (326,011)
Change in net unrealized
  appreciation on investments ................................       (7,271,329)
                                                                    -----------

Net realized and unrealized
  loss on investments ........................................       (7,597,340)
                                                                    -----------

Net Decrease in Net Assets
  Resulting from Operations ..................................      $(4,638,362)
                                                                    ===========


See Notes to Financial Statements                www.americancentury.com      15


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2000

Decrease in Net Assets                                2001              2000

OPERATIONS
Net investment income ......................    $   2,958,978     $   6,828,536
Net realized gain (loss) on
  investment transactions ..................         (326,011)        7,730,917
Change in net unrealized
  appreciation on investments ..............       (7,271,329)      (21,481,018)
                                                -------------     -------------
Net decrease in net assets
  resulting from operations ................       (4,638,362)       (6,921,565)
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (6,829,411)       (6,874,650)
From net realized gains
  on investment transactions ...............       (8,107,307)       (4,329,267)
                                                -------------     -------------
Decrease in net assets
  from distributions .......................      (14,936,718)      (11,203,917)
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................       12,838,697       241,153,301
Proceeds from reinvestment
  of distributions .........................       14,936,718        11,203,917
Payments for shares redeemed ...............      (27,555,864)     (260,768,294)
                                                -------------     -------------
Net increase (decrease) in net assets
  from capital share transactions ..........          219,551        (8,411,076)
                                                -------------     -------------

Net decrease in net assets .................      (19,355,529)      (26,536,558)

NET ASSETS
Beginning of period ........................      258,535,882       285,072,440
                                                -------------     -------------
End of period ..............................    $ 239,180,353     $ 258,535,882
                                                =============     =============
Undistributed net investment income ........    $   2,949,962     $   6,820,395
                                                =============     =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................        1,867,750        32,613,479
Issued in reinvestment of distributions ....        2,239,388         1,520,206
Redeemed ...................................       (4,036,109)      (35,170,055)
                                                -------------     -------------
Net increase (decrease) ....................           71,029        (1,036,370)
                                                =============     =============


16      1-800-345-6488                         See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Balanced Fund (the fund) is one of the funds in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is capital growth and current income. The fund seeks to achieve its investment objective by investing approximately 60% of the fund's assets in common stocks that are considered by management to have better than average prospects for appreciation and the remaining assets in bonds and other fixed income securities. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at June 30, 2001.

    FORWARD COMMITMENTS -- The fund may purchase and sell securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    For the two-month period ended December 31, 2000, the fund incurred net capital losses of $78,342. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.


                                                 www.americancentury.com      17


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2001 (UNAUDITED)

2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annualized fee schedule for the fund is as follows:

     0.90% of the first $250 million
     0.85% of the next $250 million
     0.80% over $500 million

    The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc. The fund also has a bank line of credit agreement with J.P. Morgan Chase & Co. See Note 4 for information on the bank line of credit.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

3.  INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the six months ended June 30, 2001, totaled $146,408,233, including purchases of U.S. Treasury and Agency obligations totaling $47,557,345. Sales of investment securities, excluding short-term investments, totaled $149,946,195, including sales of U.S. Treasury and Agency obligations totaling $44,696,729.

    As of June 30, 2001, accumulated net unrealized appreciation was $11,308,118, based on the aggregate cost of investments for federal income tax purposes of $226,757,572, which consisted of unrealized appreciation of $22,077,189 and unrealized depreciation of $10,769,071.

4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $520,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2001.


18      1-800-345-6488


VP Balanced--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                        FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                         2001(1)     2000        1999       1998        1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period                     $7.27      $7.79       $8.34      $8.24       $7.54      $7.04
                                        --------   ---------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income                   0.09       0.20        0.19       0.16        0.19       0.18
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions                           (0.21)     (0.40)       0.52       1.04        0.94       0.65
                                        --------   ---------   --------   ---------   --------   --------
  Total From Investment Operations       (0.12)     (0.20)       0.71       1.20        1.13       0.83
                                        --------   ---------   --------   ---------   --------   --------
Distributions
  From Net Investment Income             (0.20)     (0.20)      (0.16)     (0.15)      (0.09)     (0.13)
  From Net Realized Gains on
  Investment Transactions                (0.23)     (0.12)      (1.10)     (0.95)      (0.34)     (0.20)
                                        --------   ---------   --------   ---------   --------   --------
  Total Distributions                    (0.43)     (0.32)      (1.26)     (1.10)      (0.43)     (0.33)
                                        --------   ---------   --------   ---------   --------   --------
Net Asset Value, End of Period            $6.72      $7.27       $7.79      $8.34       $8.24      $7.54
                                        ========   =========   ========   =========   ========   ========
  Total Return(2)                        (1.64)%    (2.65)%     10.06%     15.77%      15.81%     12.21%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets                 0.90%(3)     0.90%       0.90%    0.97%(4)      1.00%      0.99%
Ratio of Net Investment Income
  to Average Net Assets                 2.41%(3)     2.51%       2.45%    2.16%(4)      2.19%      2.43%
Portfolio Turnover Rate                    60%        96%         83%       158%        125%       130%
Net Assets, End of Period
  (in thousands)                        $239,180   $258,536    $285,072   $280,437    $219,087   $215,393

(1) Six months ended June 30, 2001 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

(4) ACIM voluntarily waived a portion of its management fee from October 1, 1998 through November 16, 1998. In absence of the waiver, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 0.99% and 2.14%, respectively, for the year ended December 31, 1998.


See Notes to Financial Statements                www.americancentury.com      19


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     AMERICAN CENTURY VP BALANCED seeks capital growth and current income. The fund keeps about 60% of its assets in a diversified portfolio of common stocks. Under normal market conditions, the remaining assets are held in Treasury, mortgage-backed, and corporate bonds.

     We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit the potential for gain.

     For the equity portfolio, the goal is to achieve a total return that exceeds that of the S&P 500. The portfolio is managed using computer models as key tools in making investment decisions. One model ranks stocks based on their expected return, using both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Another model is used in creating a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the S&P 500. We incorporate both growth and value measurements into our quantitative stock selection process, but we steer toward growth.

     The fixed-income portfolio is also index based. The management team attempts to add value by making modest portfolio adjustments based on its analysis of prevailing market conditions. The team typically seeks to slightly overweight relatively undervalued, higher-yielding sectors of the market.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for VP Balanced. It combines two indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500, and the remaining 40% is represented by the Lehman Brothers Aggregate Bond Index.

     The LEHMAN BROTHERS AGGREGATE BOND INDEX reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues, and mortgage-backed securities.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. The index is viewed as a broad measure of U.S. stock market performance.

     The S&P/BARRA VALUE AND GROWTH indices split each full S&P index into two mutually exclusive groups. The full indices are divided according to book-to-price ratios, with the value indices containing firms with higher book-to-price ratios and the growth indices having firms with lower book-to-price ratios.

[left margin]

INVESTMENT TEAM LEADERS
    Equity Portfolio
       JEFF TYLER
    Fixed-Income Portfolio
       JEFF HOUSTON
    Credit Research
       GREG AFIESH

BOND CREDIT RATING GUIDELINES

    CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

    SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*   AAA -- EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   AA -- VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   A -- STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   BBB -- GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

* BB -- SECURITIES THAT ARE LESS VULNERABLE TO DEFAULT THAN OTHER LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

    IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


20      1-800-345-6488


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 19.

FIXED-INCOME TERMS

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit-card debt, auto loans, and commercial mortgages.

* CORPORATE BONDS -- debt securities or instruments issued by companies and corporations.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.

* DURATION -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

EQUITY TERMS

* BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.

* COMMON STOCKS -- units of ownership of public corporations. All of the stocks described in this section are types of common stock.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $11.4 billion. This is Lipper's market-capitalization breakpoint as of June 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and S&P 500 are representative of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.5 billion and $11.4 billion. This is Lipper's market-capitalization breakpoint as of June 2001, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market-capitalization breakpoint as of June 2001, although it may be subject to change based on market fluctuations. The S&P 600 and Russell 2000 are representative of small-cap stock performance.

* VALUE STOCKS -- stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.


                                                 www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


22      1-800-345-6488


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-6488


[inside back cover - blank]


[back cover]

[small photo of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


0108                                  American Century Investment Services, Inc.
SH-SAN-26421                       (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY
VARIABLE PORTFOLIOS

Semiannual Report

VP Income & Growth

June 30, 2001                     [american century logo and text logo (reg.sm)]


[inside front cover]


[Dalbar Seal]

     American   Century's  reports  to  shareholders  have  been  awarded  the
Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr., and James E. Stowers III
James E. Stowers, Jr., standing, with  James E. Stowers III

     The six months ended June 30, 2001, included one of the worst quarters in many years for the equity market, followed by a modest rebound in the second quarter. With both corporate profits and interest rates falling rapidly, investors became increasingly concerned with the economy's health, but maintained hope for an eventual recovery.

     American Century VP Income & Growth held up better than the broader market during a difficult period. The fund's investment team reviews the economic and market climate, as well as portfolio strategy and performance, beginning on page 3.

     Turning to corporate matters, we're pleased to announce some important changes in the investment team's executive leadership. Effective July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM--American Century's investment management company), became ACIM's chairman.

     The chairmanship is a newly created position that allows us to continue to benefit from Bob's 30 years of investment experience, while removing the responsibility for the day-to-day management of ACIM. Bob will focus more on business strategy and professional development of investment managers, serving as a mentor and resource for the various investment management teams.

     Randall Merk, formerly a senior vice president and CIO for American Century's fixed-income discipline, succeeded Bob as ACIM president and CIO. As our top investment management executive, Randy is responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

     David MacEwen, a senior vice president who oversaw all of American Century's municipal and money market portfolios and municipal credit research, assumed Randy's role as CIO for fixed income. Dave is responsible for portfolio management and research for all of the company's bond and money market products.

     Our heartiest congratulations to these investment team leaders and colleagues. We strongly believe they will continue to serve you and American Century well. As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

              Table of Contents
   Report Highlights                     2
   Market Perspective                    3
VP INCOME & GROWTH
   Performance Information               4
   Management Q&A                        5
   Portfolio at a Glance                 5
   Top Ten Holdings                      6
   Top Five Overweights and
      Underweights                       7
   Schedule of Investments               8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities                       13
   Statement of Operations              14
   Statement of Changes
      in Net Assets                     15
   Notes to Financial
      Statements                        16
   Financial Highlights                 18
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies                   19
      Comparative Indices               19
      Investment Team
         Leaders                        19
     Glossary                           20


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The six months ended June 30, 2001, were difficult for the U.S. economy. The technology and manufacturing sectors stumbled, while inflation ticked up a bit due to higher energy costs.

* Corporate profits slumped, but news wasn't all bad for stocks. Small- and mid-cap stocks held up well, and value beat growth shares by a wide margin

* Technology stocks suffered big declines because their extremely high valuations left them vulnerable to a sharp sell-off as business conditions deteriorated.

FUND PERFORMANCE

*  The fund held its value better than the S&P 500.

* Most of the fund's negative return was due to a sharp sell-off in the technology and health care sectors.

* Successful stock selection and the fund's value orientation helped the fund maintain its value better than the S&P 500.

* Our stock selection succeeded particularly well in the energy and financial sectors.

* We think the economic recovery is still a ways off. Investors will probably react strongly to the tone of economic news, creating more volatility in the stock market.

[left margin]

              VP INCOME & GROWTH
   TOTAL RETURNS:             AS OF 6/30/01
      6 Months                       -3.81%*
      1 Year                        -10.84%
   INCEPTION DATE:                 10/30/97
   NET ASSETS:               $682.3 million

* Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 20-21.


2      1-800-345-6488


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

U.S. ECONOMY

     Economic growth slowed drastically in the six months ended June 30, 2001, with the manufacturing and technology sectors hardest hit. Consumer and business confidence headed south in response to slower growth, falling stock prices, and rising energy costs.

     On many levels, the prevailing sentiment among investors continued to shift away from the unbridled optimism of the late 1990s to a more cautious approach. The shift toward caution that began in March of 2000 gained momentum over the last six months, weighing on the economy. The highest flying stocks continued to lose altitude, business and consumer spending slowed from its torrid pace, and layoff announcements skyrocketed.

     The Federal Reserve moved to rescue the ailing economy, cutting short-term interest rates by 2.75% during the reporting period. Toward the end of the period, the Fed's economic stimulus and an impending tax cut, as well as resilient auto and home sales, seemed to calm consumers and the financial markets. However, declining corporate profits, overcapacity in many sectors of the economy, and international weakness continued to pose challenges for growth ahead.

VALUE MATTERS

     A cautious approach to financial risk drove the stock market's performance, causing value stocks to outperform growth shares by a wide margin (see the table at right). Many investors sought companies with clear visions of future profitability and steady growth rates.

     In recent months, the performance disparity between growth and value narrowed somewhat as recession fears subsided and investors began to hope for better times ahead.

     The market's focus on valuation boosted small- and mid-cap stocks after several years of underperformance. Although smaller stocks are often considered riskier in uncertain economic times, investors couldn't pass up their relatively low prices.

NEW ECONOMY STOCKS DIVE

     Technology stocks suffered steep declines. High valuations and deteriorating business fundamentals made the sector extremely vulnerable to the market's bargain-shopping mentality. Tech companies continued to suffer from a severe drop in demand, as corporations with sagging earnings cut costs by reducing investments in technology.

OLD ECONOMY  SHARES THRIVE

     The exodus out of technology and the search for reasonably priced stocks ended with many Old Economy names. In what was a healthy sign for financial markets, investors embraced companies in a diverse group of industries, and current financial results seemed to become more highly valued than future promises.

[right margin]

"A CAUTIOUS APPROACH TO FINANCIAL RISK DROVE THE STOCK MARKET'S PERFORMANCE, CAUSING VALUE STOCKS TO OUTPERFORM GROWTH SHARES BY A WIDE MARGIN."

STOCK MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2001

S&P 500                 -6.70%
     Value              -2.41%
     Growth            -11.04%

S&P MIDCAP 400           0.97%
     Value               7.54%
     Growth             -5.41%

S&P SMALLCAP 600         6.23%
     Value              11.84%
     Growth             -0.54%

NASDAQ COMPOSITE       -12.38%

The S&P indices represent the performance of large-, medium-, and small-capitalization stocks. The Value and Growth indices refer to the corresponding S&P/BARRA indices defined on page 19.

[line graph - data below]

STOCK MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 2001

                       S&P 500          S&P MidCap 400     S&P SmallCap 600
12/31/2000              $1.00               $1.00               $1.00
1/31/2001               $1.04               $1.02               $1.04
2/28/2001               $0.94               $0.96               $0.98
3/31/2001               $0.88               $0.89               $0.93
4/30/2001               $0.95               $0.99               $1.01
5/31/2001               $0.96               $1.01               $1.02
6/30/2001               $0.93               $1.01               $1.06

Source: Lipper Inc.


                                                 www.americancentury.com      3


VP Income & Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2001

                                           VP INCOME & GROWTH      S&P 500
================================================================================
6 MONTHS(1)                                      -3.81%             -6.70%
1 YEAR                                          -10.84%            -14.83%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                                           3.10%              3.89%
LIFE OF FUND                                      9.36%             10.06%

The fund's inception date was 10/30/97.

(1) Returns for periods less than one year are not annualized.

See pages 19-20 for information about returns and the comparative index.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/01
S&P 500                 $14,216
VP Income & Growth      $13,877

                   VP Income & Growth         S&P 500
DATE                     VALUE                 VALUE
10/30/1997              $10,000               $10,000
12/31/1997              $10,780               $10,771
3/31/1998               $12,402               $12,274
6/30/1998               $12,663               $12,679
9/30/1998               $11,238               $11,417
12/31/1998              $13,676               $13,849
3/31/1999               $13,941               $14,540
6/30/1999               $15,010               $15,564
9/30/1999               $14,183               $14,592
12/31/1999              $16,141               $16,764
3/31/2000               $16,233               $17,148
6/30/2000               $15,562               $16,692
9/30/2000               $15,522               $16,530
12/31/2000              $14,426               $15,237
3/31/2001               $12,934               $13,430
6/30/2001               $13,877               $14,216

$10,000 investment made 10/30/97

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each graph. VP Income & Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

                 VP Income & Growth       S&P 500
DATE                  RETURN               RETURN
6/30/98*              26.63%               26.75%
6/30/99               18.54%               22.77%
6/30/00                3.68%                7.24%
6/30/01              -10.84%              -14.83%

* From 10/30/97 (the fund's inception date) to 6/30/98.


4      1-800-345-6488


VP Income & Growth--Q&A
--------------------------------------------------------------------------------
[photo of John Schniedwind]   [photo of Kurt Borgwardt]

     An interview with John Schniedwind (above left) and Kurt Borgwardt, portfolio managers on the VP Income & Growth fund investment team.

HOW DID VP INCOME & GROWTH PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 2001?

     The portfolio returned -3.81%, holding its value better than the -6.70% return of the S&P 500. (See the previous page for other fund performance comparisons.)

HOW DID THE PORTFOLIO OUTPERFORM THE S&P 500 DURING THE ROUGH PERIOD FOR STOCKS?

     Because many sectors of the broader market declined, so did the portfolio. However, our value orientation and mid-cap holdings helped limit the portfolio's losses. The market seemed to be steadily drifting away from its narrow focus on very large, technology-related stocks that dominated the late 1990s and early 2000. We benefited from that change because it plays to the portfolio's strengths--VP Income & Growth normally holds more than 250 companies in diverse industries, with a tilt toward value-oriented stocks. We also select from a larger universe of stocks than the S&P 500, which includes medium-sized companies. As smaller stocks outperformed larger stocks and value beat growth, the VP Income & Growth portfolio outperformed the S&P 500.

WHERE DID YOU EXPERIENCE THE MOST SUCCESS IN SELECTING STOCKS THAT OUTPERFORMED THE S&P 500?

     In the energy sector. VP Income & Growth's stable of energy stocks combined for a gain, while the S&P 500's energy holdings fell. Two of the portfolio's biggest overweights relative to the S&P 500 were oil and gas companies Occidental Petroleum (+12% during the six months) and Kerr-McGee (unchanged). We also overweighted Chevron (+9%) and Amerada Hess (+11%).

     The portfolio also benefited from the wave of merger and acquisition activity that swept through the energy sector. We held an overweight position in Ultramar Diamond Shamrock (+55%), a gas refiner, because we thought its shares were relatively undervalued. Apparently, so did Valero--they bought Ultramar Diamond Shamrock at a healthy premium. The portfolio also avoided some losses by not holding Enron (-41%), an energy trading and pipeline company in the S&P 500, whose shares declined with natural gas prices and the company's legal battles in California courts.

WHEN YOU TALK ABOUT OVERWEIGHTS AND UNDERWEIGHTS, WHAT DOES THAT MEAN?

     When we say "overweight" or "underweight" we mean the portfolio held more (overweight) or less (underweight) of a particular stock, compared with the S&P
500. We try to outperform the S&P 500 by choosing favorable overweights and underweights, based on how we think a certain stock will perform relative to its industry and the S&P 500.

     We find these companies through our proprietary ranking process that evaluates over 1,000 stocks. We incorporate both growth and value characteristics into our stock selection process, and we use computerized tools to aid us in this effort.

[right margin]

"AS SMALLER STOCKS OUTPERFORMED LARGER STOCKS AND VALUE BEAT GROWTH, THE VP INCOME & GROWTH PORTFOLIO OUTPERFORMED THE S&P 500."

PORTFOLIO AT A GLANCE
                           6/30/01      12/31/00
NO. OF COMPANIES             261           257
P/E RATIO                   22.2          26.0
PORTFOLIO TURNOVER         25%(1)        58%(2)

(1) Six months ended 6/30/01.

(2) Year ended 12/31/00.

Investment terms are defined in the Glossary on pages 20-21.


                                                  www.americancentury.com      5


VP Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     It's also worth noting that these underweights and overweights are fairly modest. One of the hallmarks of our disciplined investment approach is that we don't make big bets on industries or individual stocks. We also use risk controls that attempt to ensure that the portfolio's return won't stray too far from that of the S&P 500.

WHAT OTHER STOCKS DID YOU OVERWEIGHT?

     Two of our biggest overweights were financial companies--Citigroup, the diversified financial services company, and Loews, the insurance company. Let's start with Citigroup (+4% during the period) because that stock was part of a larger theme in the portfolio. We generally overweighted big banks with diversified financial businesses like Bank of America (+34%) and Fleet Boston (+7%), while underweighting a couple of firms that rely heavily on equity trading and underwriting like Charles Schwab (-44%) and Merrill Lynch (-13%).

     We liked that risk/return tradeoff because the big banks derive revenue from a variety of businesses--banking, securities trading, personal finance, and underwriting, to name a few. We also thought the high valuations of Schwab and Merrill would come under pressure from the decline in trading volume and the almost non-existent market for new stock offerings.

     By investing in the big banks, we spread the portfolio's risk over a wide range of businesses and paid what we thought was a reasonable price for their earnings growth. That positioning gave the portfolio an advantage over the S&P 500, as shares of several equity-based companies plummeted and big banks generally rose.

SO STOCK SELECTION IN BANKS HELPED. WHAT ABOUT INSURANCE COMPANIES?

     We overweighted Loews (+25%), an insurance and tobacco company, mainly because the stock seemed unreasonably cheap. Last year, the stock was trading at a price of five times earnings, which was a deep discount compared with the broader market. Loews also paid an attractive dividend, and so far this year the prospects for its tobacco and insurance operations have improved. During the period, the company also split its stock and increased its dividend payment by 10%. The market responded to those changes by bidding up the value of Loews stock, which boosted VP Income & Growth's return.

     We also underweighted American International Group (-14%) because its valuation looked unattractive--that helped when the company was unable to execute its high-growth strategy, sending its stock price down.

 EARLIER YOU MENTIONED THAT INVESTING IN MEDIUM-SIZED COMPANIES HELPED. WHAT WERE SOME OF THE PORTFOLIO'S MID-CAP INVESTMENTS?

     Three mid-cap financial companies, Metris (+28%), Americredit (+91%), and UnionBanCal (+42%) boosted returns, as did the biotech company Ivax (+27%). Silicon Valley Bancshares (-36%) turned out to be a misstep, as did some of our telecommunications-related mid-cap holdings, but overall, our selection of mid-cap stocks contributed a great deal to the portfolio's outperformance of the S&P 500.

WHAT ABOUT THE VOLATILE TECHNOLOGY SECTOR?

     Tech stocks were responsible for the majority of the portfolio's negative return, as they plummeted during the six months. The portfolio's value

[left margin]

"VP INCOME & GROWTH'S STABLE OF ENERGY STOCKS COMBINED FOR A GAIN, WHILE THE S&P 500'S ENERGY HOLDINGS FELL."

TOP TEN HOLDINGS
                             % OF FUND INVESTMENTS
                              AS OF        AS OF
                             6/30/01      12/31/00
CITIGROUP INC.                3.5%          3.4%
GENERAL ELECTRIC CO.          3.4%          3.2%
MICROSOFT CORP.               2.6%          1.7%
PFIZER, INC.                  2.5%          3.0%
JOHNSON & JOHNSON             2.4%          2.0%
EXXON MOBIL CORP.             2.4%          2.2%
AOL TIME WARNER INC.          2.3%          1.2%(1)
VERIZON
   COMMUNICATIONS             1.8%          1.2%
TYCO INTERNATIONAL LTD.       1.8%          1.5%
INTERNATIONAL BUSINESS
   MACHINES CORP.             1.7%          1.0%

(1) America Online, Inc. acquired Time Warner Inc. on 1/12/01. The percentage as of 12/31/00 represents both the America Online, Inc. and Time Warner Inc. shares owned by the fund.


6      1-800-345-6488


VP Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     orientation led to a slight underweight of the sector relative to the S&P 500 because tech stock prices were extremely high, especially in light of the swift deterioration in their business fundamentals. The underweight at the sector level helped in the first quarter when techs fell, but hurt in the second quarter when they rebounded.

HOW DID THE PORTFOLIO'S STOCK SELECTION WORK IN TECHNOLOGY?

     Our tech stock picks posted mixed results. The good news was that we entirely avoided telecommunications equipment makers like Lucent (-54%) and Tellabs (-66%), in addition to underweighting other equipment makers like Nortel (-72%) and Cisco (-52%). That contributed to the portfolio's strong performance relative to the S&P 500.

     The bad news was that underweight positions in IBM (+33%) and Microsoft (+68%) offset some of the benefit of underweighting the electrical equipment makers. IBM proved to be more immune to the tech slowdown than many other companies. Microsoft benefited from the perception that a break-up of the company was less likely to be aggressively pursued under the Bush administration. IBM and Microsoft are two of the fund's top ten holdings, so when they rallied, the portfolio benefited, just not as much as the S&P 500. In addition, we have steadily added to our positions in those two companies as they've become a larger percentage of the overall index.

HOW DID THE PORTFOLIO'S HEALTH CARE  STOCKS PERFORM?

     Health care stocks fell sharply. We held a slight underweight in the sector. That helped because the sector fell quite a bit farther than the overall S&P 500 index. However, some of the health care stocks we chose didn't hold up as well in the downturn.

     A couple of our biggest overweights in health care--the health management organization Cigna (-27%) and drug-maker Merck (-31%)--declined when they reported weaker-than-expected financial results. That hurt the portfolio, but an underweight at the sector level helped offset the poor performance of those stock selections.

ARE THERE ANY OTHER POSITIONS YOU'D LIKE TO TALK ABOUT?

     Sure--department stores. With same-store sales declining, we were pretty certain some of the big stores would take a hit. As a result, we overweighted Sears (+23%) because its shares were relatively cheap, and income from its credit card operations could make up for sluggish sales. Also, we underweighted Wal-Mart (-8%) because we thought its shares were too expensive. Those positions worked out well for VP Income & Growth.

WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD?

     We think the economic rebound will be rocky at best, causing more volatility in the financial markets. The economy is sputtering and there's a great deal of debate among market participants about whether or not interest rate and tax cuts will come in time to avoid a recession. We think the eventual recovery is still a ways off, but we're stock pickers, not economists. Whatever the scenario, we think the portfolio's value orientation and broad diversification, coupled with our disciplined investment process and risk controls, should help in the months ahead.

[right margin]

"WE THINK THE ECONOMIC REBOUND WILL BE ROCKY AT BEST, CAUSING MORE VOLATILITY IN THE FINANCIAL MARKETS."

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 6/30/01)
                              % OF        % OF
                             FUND'S        S&P
                             STOCKS        500
OCCIDENTAL PETROLEUM
   CORP.                      1.57%       0.09%
SEARS, ROEBUCK & CO.          1.50%       0.13%
CITIGROUP INC.                3.68%       2.41%
KERR-MCGEE CORP.              1.32%       0.06%
LOEWS CORP.                   1.31%       0.12%

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 6/30/01)
                              % OF        % OF
                             FUND'S        S&P
                             STOCKS        500
AMERICAN INTERNATIONAL
   GROUP INC.                 0.38%       1.80%
WAL-MART STORES INC.          1.00%       1.98%
HOME DEPOT INC.               0.04%       0.99%
GENERAL ELECTRIC CO.          3.51%       4.39%
VIACOM INC.                   0.00%       0.84%


                                                 www.americancentury.com      7


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.9%
AIRLINES -- 0.1%
                    4,919  AMR Corp.                                $    177,723
                    5,800  Delta Air Lines Inc.                          255,664
                                                                    ------------
                                                                         433,387
                                                                    ------------
APPAREL & TEXTILES(1)
                    4,000  Liz Claiborne, Inc.                           201,800
                                                                    ------------
BANKS -- 9.5%
                   54,200  Amsouth Bancorporation                      1,002,158
                  196,700  Bank of America Corp.                      11,807,901
                   27,400  Bank of New York Co., Inc. (The)            1,315,200
                  457,000  Citigroup Inc.                             24,147,879
                   24,700  City National Corp.                         1,093,963
                   33,700  Comerica Inc.                               1,941,120
                   12,900  First Tennessee National Corp.                447,759
                   75,900  First Union Corp.                           2,651,946
                  248,800  Fleet Boston Financial Corp.                9,815,160
                   17,200  Greater Bay Bancorp                           429,398
                   16,700  Hibernia Corp. Cl A                           297,260
                   36,300  KeyCorp                                       945,615
                   17,700  Mellon Bank Corp.                             814,200
                   14,900  PNC Bank Corp.                                980,271
                   57,400  Silicon Valley Bancshares(2)                1,295,805
                    5,000  SunTrust Banks, Inc.                          323,900
                   79,700  U.S. Bancorp                                1,816,363
                    1,700  Union Planters Corp.                           74,120
                   60,100  UnionBanCal Corp.                           2,025,370
                   12,900  Wells Fargo & Co.                             598,947
                   23,000  Zions Bancorporation                        1,356,310
                                                                    ------------
                                                                      65,180,645
                                                                    ------------
CHEMICALS -- 0.8%
                   42,900  Eastman Chemical Company                    2,043,327
                   67,100  Engelhard Corp.                             1,730,509
                  133,300  Lyondell Chemical Co.                       2,050,154
                                                                    ------------
                                                                       5,823,990
                                                                    ------------
CLOTHING STORES -- 0.2%
                   17,100  Talbots, Inc.                                 748,125
                   43,300  Venator Group Inc.(2)                         662,490
                                                                    ------------
                                                                       1,410,615
                                                                    ------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 3.6%
                   73,600  Compaq Computer Corp.                       1,140,064
                  108,800  Dell Computer Corp.(2)                      2,853,280
                  121,299  EMC Corp. (Mass.)                           3,523,736
                   15,300  Hewlett-Packard Co.                           437,580
                  104,600  International Business Machines
                              Corp.                                   11,819,800
                   37,700  Pitney Bowes, Inc.                          1,587,924
                  144,600  Sun Microsystems, Inc.(2)                   2,299,140
                   37,500  Tech Data Corp.(2)                          1,278,000
                                                                    ------------
                                                                      24,939,524
                                                                    ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 3.8%
                   23,200  Adobe Systems Inc.                       $  1,092,140
                   11,200  Cerner Corp.(2)                               469,056
                   31,200  Computer Associates International,
                              Inc.                                     1,123,200
                   75,600  Mentor Graphics Corp.(2)                    1,356,642
                  251,000  Microsoft Corp.(2)                         18,000,465
                  195,900  Oracle Corp.(2)                             3,758,342
                                                                    ------------
                                                                      25,799,845
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.7%
                   12,300  Centex Corp.                                  501,225
                   30,100  KB Home                                       908,117
                   72,600  Lennar Corp.                                3,027,420
                    9,600  Pulte Corp.                                   409,248
                                                                    ------------
                                                                       4,846,010
                                                                    ------------
CONSUMER DURABLES -- 0.1%
                    7,400  Black & Decker Corporation                    292,004
                    8,000  Whirlpool Corp.                               500,000
                                                                    ------------
                                                                         792,004
                                                                    ------------
DEFENSE/AEROSPACE -- 2.2%
                  166,900  Boeing Co.                                  9,279,640
                   30,600  General Dynamics Corp.                      2,380,986
                   14,700  Lockheed Martin Corp.                         544,635
                   34,000  Northrop Grumman Corp.                      2,723,400
                                                                    ------------
                                                                      14,928,661
                                                                    ------------
DEPARTMENT STORES -- 3.3%
                   67,700  Federated Department Stores, Inc.(2)        2,877,250
                   91,300  May Department Stores Co. (The)             3,127,938
                  232,500  Sears, Roebuck & Co.                        9,837,075
                  134,900  Wal-Mart Stores, Inc.                       6,583,120
                                                                    ------------
                                                                      22,425,383
                                                                    ------------
DRUGS -- 9.2%
                   25,500  American Home Products Corp.                1,490,220
                   22,400  Baxter International, Inc.                  1,097,600
                  108,100  Bristol-Myers Squibb Co.                    5,653,630
                   26,300  Forest Laboratories, Inc. Cl A(2)           1,867,300
                   15,050  IVAX Corp.(2)                                 586,950
                  327,200  Johnson & Johnson                          16,360,000
                   43,500  Lilly (Eli) & Co.                           3,219,000
                  168,400  Merck & Co., Inc.                          10,762,444
                  431,600  Pfizer, Inc.                               17,285,580
                   42,600  Pharmacia Corp.                             1,957,470
                   77,000  Schering-Plough Corp.                       2,790,480
                                                                    ------------
                                                                      63,070,674
                                                                    ------------
ELECTRICAL EQUIPMENT -- 2.3%
                   19,400  Amphenol Corp. Cl A                           776,970
                  312,400  Cisco Systems Inc.(2)                       5,682,555
                   17,000  Comverse Technology, Inc.(2)                  975,205
                   59,000  Corning Inc.                                  985,890
                   17,300  Digital Lightwave, Inc.(2)                    633,267
                   26,860  JDS Uniphase Corp.(2)                         341,391
                    8,000  Juniper Networks, Inc.(2)                     248,720


8      1-800-345-6488                          See Notes to Financial Statements


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
JUNE 30, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                   16,000  L-3 Communications Holdings,
                              Inc.(2)                               $  1,220,800
                   49,700  Nortel Networks Corp.                         451,773
                   23,900  Sanmina Corp.(2)                              564,757
                   57,000  Scientific-Atlanta, Inc.                    2,314,200
                    3,600  SPX Corp.(2)                                  450,648
                   35,500  Tektronix, Inc.(2)                            963,825
                   21,000  Thermo Electron Corp.(2)                      462,420
                                                                    ------------
                                                                      16,072,421
                                                                    ------------
ELECTRICAL UTILITIES -- 3.6%
                   45,600  Allete Inc.                                 1,026,000
                    9,700  Ameren Corp.                                  414,190
                   42,100  CMS Energy Corp.                            1,172,485
                    7,500  DTE Energy Company                            348,300
                  127,000  Entergy Corp.                               4,875,530
                    6,950  Exelon Corp.                                  445,634
                   14,900  GPU Inc.                                      523,735
                   40,800  PP&L Resources, Inc.                        2,244,000
                   45,600  Puget Energy Inc.                           1,194,720
                  153,200  Reliant Energy, Inc.                        4,934,572
                  146,868  Sempra Energy                               4,015,371
                   69,100  TXU Corp.                                   3,329,929
                                                                    ------------
                                                                      24,524,466
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 7.7%
                   40,000  Amerada Hess Corp.                          3,232,000
                    3,100  Anadarko Petroleum Corp.                      167,493
                   95,100  Chevron Corp.                               8,606,550
                  184,400  Exxon Mobil Corp.(3)                       16,107,340
                  131,100  Kerr-McGee Corp.                            8,687,997
                  386,800  Occidental Petroleum Corp.                 10,285,012
                   11,500  Phillips Petroleum Co.                        655,500
                   87,600  Royal Dutch Petroleum Co.
                              New York Shares                          5,104,452
                                                                    ------------
                                                                      52,846,344
                                                                    ------------
ENTERTAINMENT -- 0.3%
                   81,600  Carnival Corp. Cl A                         2,505,120
                                                                    ------------
FINANCIAL SERVICES -- 6.2%
                    9,600  Block (H & R), Inc.                           619,680
                   68,800  Countrywide Credit Industries, Inc.         3,156,544
                   99,200  Fannie Mae                                  8,446,880
                   66,500  Federal Home Loan Mortgage
                              Corporation                              4,655,000
                  472,800  General Electric Co.                       23,049,000
                   68,600  Metris Companies Inc.                       2,312,506
                                                                    ------------
                                                                      42,239,610
                                                                    ------------
FOOD & BEVERAGE -- 2.8%
                  200,485  Archer-Daniels-Midland Co.                  2,606,305
                   36,200  Coca-Cola Company (The)                     1,629,000
                  145,400  ConAgra, Inc.                               2,880,374
                   16,000  Hormel Foods Corp.                            389,440
                   23,500  Kellogg Co.                                   681,500
                   65,200  Kraft Foods Inc.(2)                         2,021,200
                   81,900  PepsiCo, Inc.                               3,619,980

Shares                                                                 Value
--------------------------------------------------------------------------------

                   25,500  Sara Lee Corp.                           $    482,970
                  115,100  Supervalu Inc.                              2,020,005
                   12,600  SYSCO Corp.                                   342,090
                   48,000  Unilever N.V. New York Shares               2,859,360
                                                                    ------------
                                                                      19,532,224
                                                                    ------------
FOREST PRODUCTS & PAPER -- 1.2%
                   11,200  Bemis Co., Inc.                               449,904
                   18,000  Bowater Inc.                                  805,320
                   25,900  International Paper Co.                       924,630
                   34,300  Pactiv Corp.(2)                               459,620
                   16,300  Rayonier, Inc.                                757,135
                   44,000  Westvaco Corp.                              1,068,760
                   63,200  Weyerhaeuser Co.                            3,474,104
                                                                    ------------
                                                                       7,939,473
                                                                    ------------
GAS & WATER UTILITIES -- 0.8%
                   61,000  Keyspan Energy Corp.                        2,225,280
                   34,400  NICOR Inc.                                  1,340,912
                   19,000  People's Energy Corp.                         763,800
                   28,200  Utilicorp United Inc.                         866,022
                                                                    ------------
                                                                       5,196,014
                                                                    ------------
GROCERY STORES -- 0.1%
                   10,200  Safeway Inc.(2)                               489,600
                                                                    ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.6%
                   26,900  C&D Technologies, Inc.                        833,900
                   25,400  Cooper Industries, Inc.                     1,005,586
                    2,800  Eaton Corp.                                   196,280
                    7,600  Emerson Electric Co.                          459,800
                   47,000  Rockwell International Corp.                1,791,640
                                                                    ------------
                                                                       4,287,206
                                                                    ------------
HEAVY MACHINERY -- 0.1%
                   13,800  Deere & Co.                                   522,330
                                                                    ------------
HOME PRODUCTS -- 1.7%
                    4,700  Alberto-Culver Company Cl B                   197,588
                   17,600  Avon Products, Inc.                           814,528
                   14,400  Church & Dwight Co., Inc.                     366,480
                   49,400  Clorox Company                              1,672,190
                   20,500  Fortune Brands, Inc.                          786,380
                   15,000  Newell Rubbermaid Inc.                        376,500
                   89,500  Procter & Gamble Co. (The)                  5,710,100
                   79,800  Tupperware Corp.                            1,869,714
                                                                    ------------
                                                                      11,793,480
                                                                    ------------
INDUSTRIAL PARTS -- 2.9%
                   10,900  Caterpillar Inc.                              545,545
                   10,200  Ingersoll-Rand Co.                            420,240
                   75,900  ITT Industries, Inc.                        3,358,575
                   42,000  Pall Corp.                                    988,260
                   31,600  Stanley Works (The)                         1,323,092
                  220,000  Tyco International Ltd.                    11,990,000
                   38,600  York International Corp.                    1,351,772
                                                                    ------------
                                                                      19,977,484
                                                                    ------------


See Notes to Financial Statements                 www.americancentury.com      9


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
JUNE 30, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 0.1%
                   13,600  Manpower Inc.                            $    406,640
                                                                    ------------
INFORMATION SERVICES -- 2.2%
                   14,700  Automatic Data Processing, Inc.               730,590
                   75,800  Electronic Data Systems Corp.               4,737,500
                   42,400  First Data Corp.                            2,724,200
                   15,900  Galileo International, Inc.                   516,750
                   13,500  Omnicom Group Inc.                          1,161,000
                   31,700  Paychex, Inc.                               1,267,842
                    3,100  Sabre Holdings Corp.(2)                       155,000
                    9,600  TMP Worldwide Inc.(2)                         574,224
                  129,200  Viad Corp.                                  3,410,880
                                                                    ------------
                                                                      15,277,986
                                                                    ------------
INTERNET -- 2.4%
                   33,000  Akamai Technologies, Inc.                     302,610
                  292,950  AOL Time Warner Inc.                       15,526,350
                    6,700  VeriSign, Inc.(2)                             398,550
                                                                    ------------
                                                                      16,227,510
                                                                    ------------
INVESTMENT TRUSTS -- 0.9%
                   48,000  Standard and Poor's 500
                              Depositary Receipt                       5,919,360
                                                                    ------------
LEISURE -- 0.6%
                   86,200  Brunswick Corp.                             2,071,386
                   28,900  Callaway Golf Co.                             456,620
                    7,100  Eastman Kodak Co.                             331,428
                   15,400  International Game Technology(2)              963,886
                                                                    ------------
                                                                       3,823,320
                                                                    ------------
LIFE & HEALTH INSURANCE -- 1.7%
                   57,400  CIGNA Corp.                                 5,500,068
                   98,700  Lincoln National Corp.                      5,107,725
                   36,600  MetLife, Inc.                               1,133,868
                                                                    ------------
                                                                      11,741,661
                                                                    ------------
MEDIA -- 1.8%
                  103,600  Comcast Corp. Cl A(2)                       4,491,060
                  227,100  Disney (Walt) Co.                           6,560,919
                   45,600  USA Networks Inc.(2)                        1,276,572
                                                                    ------------
                                                                      12,328,551
                                                                    ------------
MEDICAL PRODUCTS & SUPPLIES -- 0.7%
                   30,400  Bard (C.R.), Inc.                           1,731,280
                   10,600  Bausch & Lomb Inc. Cl A                       384,144
                   27,600  Cytyc Corp.(2)                                635,352
                   81,900  PerkinElmer, Inc.                           2,254,707
                                                                    ------------
                                                                       5,005,483
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 0.7%
                   30,800  Health Net Inc.(2)                            535,920
                   71,700  Oxford Health Plans, Inc.(2)                2,050,620
                   24,000  Wellpoint Health Networks Inc.(2)           2,261,760
                                                                    ------------
                                                                       4,848,300
                                                                    ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
MINING & METALS -- 0.5%
                   16,300  Arch Coal Inc.                           $    421,681
                   30,800  Ball Corporation                            1,464,848
                   76,000  Inco Ltd.(2)                                1,311,760
                                                                    ------------
                                                                       3,198,289
                                                                    ------------
MOTOR VEHICLES & PARTS -- 1.4%
                   36,000  Cooper Tire & Rubber Company                  511,200
                  199,013  Ford Motor Co.                              4,885,769
                   12,000  Johnson Controls, Inc.                        869,640
                   20,200  Lear Corporation(2)                           704,980
                   39,100  Magna International Inc. Cl A               2,404,259
                                                                    ------------
                                                                       9,375,848
                                                                    ------------
MULTI-INDUSTRY -- 0.3%
                   47,600  Canadian Pacific Ltd.                       1,844,500
                                                                    ------------
OIL REFINING -- 0.7%
                   29,800  Ultramar Diamond Shamrock Corp.             1,408,050
                  114,300  USX-Marathon Group                          3,372,993
                                                                    ------------
                                                                       4,781,043
                                                                    ------------
OIL SERVICES -- 0.4%
                   18,200  Noble Drilling Corp.(2)                       596,050
                   14,700  Schlumberger Ltd.                             773,955
                   19,300  Smith International, Inc.(2)                1,156,070
                                                                    ------------
                                                                       2,526,075
                                                                    ------------
PROPERTY & CASUALTY INSURANCE -- 2.5%
                    9,800  Allstate Corp.                                431,102
                   28,900  American International Group, Inc.          2,485,400
                   16,500  CNA Financial Corp.(2)                        650,925
                   59,500  Fidelity National Financial, Inc.           1,461,915
                   25,400  Gallagher (Arthur J.) & Co.                   660,400
                    5,100  Hartford Financial Services Group
                              Inc. (The)                                 348,840
                  133,000  Loews Corp.                                 8,569,190
                   76,400  Old Republic International Corp.            2,215,600
                   15,200  Radian Group Inc.                             614,840
                                                                    ------------
                                                                      17,438,212
                                                                    ------------
PUBLISHING -- 0.6%
                  115,900  Deluxe Corp.                                3,349,510
                   14,800  Gannett Co., Inc.                             975,320
                                                                    ------------
                                                                       4,324,830
                                                                    ------------
RAILROADS -- 0.2%
                   19,400  Burlington Northern Santa Fe Corp.            585,298
                    9,500  Union Pacific Corp.                           521,645
                                                                    ------------
                                                                       1,106,943
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.2%
                   28,500  CarrAmerica Realty Corp.                      869,250
                   24,100  Plum Creek Timber Co. Inc.                    677,210
                                                                    ------------
                                                                       1,546,460
                                                                    ------------
RESTAURANTS -- 0.2%
                   38,800  Darden Restaurants, Inc.                    1,082,520
                                                                    ------------


10      1-800-345-6488                         See Notes to Financial Statements


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
JUNE 30, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 2.0%
                   19,900  Bear Stearns Companies Inc. (The)        $  1,173,503
                    4,700  Goldman Sachs Group, Inc. (The)               403,260
                   56,600  Lehman Brothers Holdings Inc.               4,400,650
                   33,800  Merrill Lynch & Co., Inc.                   2,002,650
                   84,800  Morgan Stanley Dean Witter & Co.            5,446,704
                                                                    ------------
                                                                      13,426,767
                                                                    ------------
SEMICONDUCTOR -- 3.8%
                   24,400  Advanced Micro Devices, Inc.                  704,672
                   36,400  Analog Devices, Inc.                        1,574,300
                   42,100  Applied Materials, Inc.                     2,091,949
                   19,200  Avnet Inc.                                    430,464
                   62,000  Integrated Device Technology, Inc.(2)       1,943,700
                  279,600  Intel Corp.                                 8,213,249
                   48,200  International Rectifier Corp.(2)            1,643,620
                   33,700  KLA-Tencor Corp.(2)                         1,965,216
                   26,100  Lam Research Corp.(2)                         771,908
                   53,700  Linear Technology Corp.                     2,387,502
                   13,000  Maxim Integrated Products, Inc.(2)            577,785
                   34,100  Micron Technology, Inc.(2)                  1,401,510
                   26,000  Novellus Systems, Inc.(2)                   1,476,670
                    4,100  NVIDIA Corp.(2)                               378,635
                   14,000  Texas Instruments Inc.                        441,000
                                                                    ------------
                                                                      26,002,180
                                                                    ------------
SPECIALTY STORES -- 0.9%
                   26,800  Best Buy Co., Inc.                          1,702,336
                   40,900  Circuit City Stores, Inc.                     736,200
                   10,200  CVS Corp.                                     393,720
                    5,746  Home Depot, Inc.                              267,476
                   12,400  Longs Drug Stores Corp.                       267,220
                   12,200  Michaels Stores, Inc.(2)                      486,475
                   62,300  Pier 1 Imports, Inc.                          716,450
                   15,200  RadioShack Corp.                              463,600
                    9,600  Tiffany & Co.                                 347,712
                   24,700  Zale Corp.(2)                                 832,390
                                                                    ------------
                                                                       6,213,579
                                                                    ------------
TELEPHONE -- 4.6%
                  100,900  AT&T Corp.                                  2,219,800
                   68,300  Global Crossing Ltd.                          590,112
                  101,900  Qwest Communications
                              International Inc.                       3,247,553
                  231,300  SBC Communications Inc.                     9,265,878
                   75,800  Sprint Corp.                                1,619,088
                  228,100  Verizon Communications                     12,203,350
                    5,932  WorldCom, Inc. - MCI Group(2)                  99,064
                  148,300  WorldCom, Inc. - WorldCom Group             2,105,860
                                                                    ------------
                                                                      31,350,705
                                                                    ------------
THRIFTS -- 0.6%
                   46,500  GreenPoint Financial Corp.                  1,785,600
                   71,550  Washington Mutual, Inc.                     2,686,703
                                                                    ------------
                                                                       4,472,303
                                                                    ------------

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------
TOBACCO -- 0.5%
                   61,600  Philip Morris Companies Inc.             $  3,126,200
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 1.6%
                  196,300  BellSouth Corp.                             7,905,001
                   28,800  Nextel Communications, Inc.(2)                501,552
                   23,000  QUALCOMM Inc.(2)                            1,334,345
                   11,000  Telephone & Data Systems, Inc.              1,196,250
                   14,400  UTStarcom Inc.(2)                             347,040
                                                                    ------------
                                                                      11,284,188
                                                                    ------------
TOTAL COMMON STOCKS                                                  656,457,763
                                                                    ------------
   (Cost $619,673,229)

EQUITY-LINKED DEBT SECURITIES -- 0.1%
                 $  6,793  Morgan Stanley Group, 8.00%,
                              4/30/02, EMC Corp. (Mass.),
                              PERQS                                       98,499
                   30,216  Morgan Stanley Group, 6.00%,
                              5/30/02, Home Depot, Inc.,
                              PERQS                                      355,038
                                                                    ------------
TOTAL EQUITY-LINKED DEBT SECURITIES                                      453,537
                                                                    ------------
   (Cost $575,830)

TEMPORARY CASH INVESTMENTS -- SEGREGATED
FOR FUTURES* -- 3.3%
   Repurchase Agreement, Merrill Lynch & Co., Inc.
    (U.S. Treasury obligations), in a joint trading
    account at 3.90%, dated 6/29/01, due
    7/2/01 (Delivery value $22,482,179)                               22,474,875
                                                                    ------------
   (Cost $22,474,875)

TEMPORARY CASH INVESTMENTS -- 0.7%
   Repurchase Agreement, Merrill Lynch & Co., Inc.
    (U.S. Treasury obliations), in a joint trading
    account at 3.90%, dated 6/29/01, due
    7/2/01 (Delivery value $4,926,726)                                 4,925,125
                                                                    ------------
   (Cost $4,925,125)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $684,311,300
                                                                    ============
   (Cost $647,649,059)

EQUITY FUTURES CONTRACTS*

                      Expiration          Underlying Face         Unrealized
    Purchased            Date             Amount at Value            Loss
--------------------------------------------------------------------------------
   73 S&P 500          September
     Futures             2001               $22,474,875           $(785,233)
                                       ======================================

* Equity futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash for additional stock purchases.


See Notes to Financial Statements                www.americancentury.com      11


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2001 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

PERQS = Performance Equity-Linked Redemption Quarterly-Pay Securities

(1) Industry is less than 0.05% of total investment securities.

(2) Non-income producing.

(3) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.


12      1-800-345-6488                         See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at value (identified cost
  of $647,649,059) (Note 3)                                         $684,311,300
Receivable for investments sold                                       1,767,466
Receivable for capital shares sold                                       890
Receivable for variation margin
  on futures contracts                                                 82,125
Dividends and interest receivable                                      749,468
                                                                    ------------
                                                                     686,911,249
                                                                    ------------

LIABILITIES
Disbursements in excess
  of demand deposit cash                                              2,328,907
Payable for investments purchased                                     1,886,397
Accrued management fees (Note 2)                                       397,577
Payable for directors' fees
  and expenses (Note 2)                                                 2,087
Accrued expenses and other liabilities                                   562
                                                                    ------------
                                                                      4,615,530
                                                                    ------------
Net Assets                                                          $682,295,719
                                                                    ============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized                                                           200,000,000
                                                                    ============
Outstanding                                                          100,689,401
                                                                    ============

Net Asset Value Per Share                                               $6.78
                                                                    ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                             $722,287,786
Undistributed net investment income                                   3,134,011
Accumulated net realized loss
  on investment transactions                                        (79,003,086)
Net unrealized appreciation
  on investments (Note 3)                                            35,877,008
                                                                    ------------
                                                                    $682,295,719
                                                                    ============


See Notes to Financial Statements                www.americancentury.com      13


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes
  withheld of $18,324)                                              $4,807,600
Interest                                                              631,518
                                                                   -------------
                                                                     5,439,118
                                                                   -------------

Expenses (Note 2):
Management fees                                                      2,288,131
Directors' fees and expenses                                           4,518
                                                                   -------------
                                                                     2,292,649
                                                                   -------------
Net investment income                                                3,146,469
                                                                   -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investment transactions                       (27,415,101)
Change in net unrealized
  appreciation on investments                                       (2,184,668)
                                                                   -------------

Net realized and unrealized
  loss on investments                                              (29,599,769)
                                                                   -------------

Net Decrease in Net Assets
  Resulting from Operations                                        $(26,453,300)
                                                                   =============


14     1-800-345-6488                          See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2000

Increase in Net Assets                             2001              2000

OPERATIONS
Net investment income                            $3,146,469        $5,518,297
Net realized loss on
  investment transactions                       (27,415,101)      (41,583,602)
Change in net unrealized
  appreciation on investments                    (2,184,668)      (30,409,972)
                                               ---------------   ---------------
Net decrease in net assets
  resulting from operations                     (26,453,300)      (66,475,277)
                                               ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                       (5,511,406)       (2,863,112)
                                               ---------------   ---------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                        133,748,488       844,124,044
Proceeds from reinvestment
  of distributions                                5,511,406         2,863,112
Payments for shares redeemed                    (73,119,796)      (588,638,882)
                                               ---------------   ---------------
Net increase in net assets
  from capital share transactions                66,140,098        258,348,274
                                               ---------------   ---------------

Net increase in net assets                       34,175,392        189,009,885

NET ASSETS
Beginning of period                              648,120,327       459,110,442
                                               ---------------   ---------------
End of period                                   $682,295,719      $648,120,327
                                               ===============   ===============

Undistributed net investment income              $3,134,011        $5,498,948
                                               ===============   ===============

TRANSACTIONS IN SHARES OF THE FUND
Sold                                             19,540,340        110,134,861
Issued in reinvestment of distributions            820,150           384,310
Redeemed                                        (10,768,237)      (76,822,654)
                                               ---------------   ---------------
Net increase                                      9,592,253        33,696,517
                                               ===============   ===============


See Notes to Financial Statements               www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Income & Growth Fund (the fund) is one of the funds in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is dividend growth, current income and capital appreciation through investment in common stocks. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are expected to be declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At December 31, 2000, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $30,612,503 (expiring in 2006 through 2008) which may be used to offset future taxable gains.

    For the two-month period ended December 31, 2000, the fund incurred net capital losses of $12,826,345. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.


16      1-800-345-6488


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2001 (UNAUDITED)

2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 0.70%.

    The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc. The fund also has a bank line of credit agreement with J.P. Morgan Chase & Co. See Note 4 for information on the bank line of credit.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

3.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2001, were $216,980,867 and $159,438,062, respectively.

    As of June 30, 2001, accumulated net unrealized appreciation was $27,965,222, based on the aggregate cost of investments for federal income tax purposes of $656,346,078, which consisted of unrealized appreciation of $70,658,515 and unrealized depreciation of $42,693,293.

4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $520,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2001.


                                                 www.americancentury.com      17


VP Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                       2001(1)       2000        1999       1998      1997(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period                   $7.11        $8.00       $6.78      $5.39      $5.00
                                      ----------   ---------   --------   --------   ----------
Income From Investment Operations
  Net Investment Income                 0.03         0.05       0.08(3)     0.03       0.02
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions    (0.30)       (0.90)       1.14       1.41       0.37
                                      ----------   ---------   --------   --------   ----------
  Total From Investment Operations     (0.27)       (0.85)       1.22       1.44       0.39
                                      ----------   ---------   --------   --------   ----------
Distributions
  From Net Investment Income           (0.06)       (0.04)       --(4)     (0.04)       --
  From Net Realized Gains
  on Investment Transactions             --           --         --        (0.01)       --
                                      ----------   ---------   --------   --------   ----------
  Total Distributions                  (0.06)       (0.04)       --(4)     (0.05)       --
                                      ----------   ---------   --------   --------   ----------
Net Asset Value, End of Period          $6.78        $7.11       $8.00      $6.78      $5.39
                                      ==========   =========   ========   ========   ==========
  Total Return(5)                      (3.81)%     (10.62)%     18.02%     26.87%      7.80%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets               0.70%(6)       0.70%       0.70%      0.70%    0.70%(6)
Ratio of Net Investment Income
  to Average Net Assets               0.96%(6)       0.93%       1.09%      1.43%    1.94%(6)
Portfolio Turnover Rate                  25%          58%         50%        55%        10%
Net Assets, End of Period
  (in thousands)                      $682,296     $648,120    $459,110   $109,626    $1,230

(1) Six months ended June 30, 2001 (unaudited).

(2) October 30, 1997 (inception) through December 31, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6) Annualized.


18      1-800-345-6488                        See Notes to Financial Statements


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     AMERICAN CENTURY VP INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500. The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

     Computer models are used as key tools in the management team's investment decisions. A stock-ranking model analyzes a sizable universe of stocks based on their expected return. The model looks at both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Once the stocks are ranked, another model creates a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the fund's benchmark index.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of U.S. stock performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

     The S&P/BARRA VALUE AND GROWTH indices split the S&P 500, MidCap 400, and SmallCap 600 indices into groups designed to track the two predominant investment styles in the U.S. equity market. The full S&P indices are divided according to price-to-book ratios, with the value indices containing firms with lower price-to-book ratios and the growth indices consisting of firms with higher price-to-book ratios. Each company is assigned to either the value or growth index so that the two style indices "add up" to the full indices.

     The NASDAQ COMPOSITE is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

[right margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       KURT BORGWARDT
       JOHN SCHNIEDWIND


                                                 www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 18.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES -- the number of different companies held by the fund on a given date.

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER -- the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

TYPES OF STOCKS

* BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $11.4 billion. This is Lipper's market-capitalization breakpoint as of June 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and S&P 500 are representative of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.5 billion and $11.4 billion. This is Lipper's market-capitalization breakpoint as of June 2001, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market-capitalization breakpoint as of June 2001, although it may be subject to change based on market fluctuations. The S&P 600 and Russell 2000 are representative of small-cap stock performance.

* VALUE STOCKS -- stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.

EQUITY TERMS

* DIVIDEND YIELD --a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

* PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


20      1-800-345-6488


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                 www.americancentury.com      21


Notes
--------------------------------------------------------------------------------


22      1-800-345-6488


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-6488


[inside back cover - blank]


[back cover]

[small photo of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


0108                                  American Century Investment Services, Inc.
SH-SAN-26420                       (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS
Semiannual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

VP Ultra

June 30, 2001

[american century logo and text logo (reg. sm)]




[inside front cover]

[graphic of dalbar logo]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.




Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]

James E. Stowers, Jr., standing, with  James E. Stowers III

     This semiannual report covers the first two months of progress for the newest fund in American Century's Variable Portfolios series, VP Ultra. As they have since late last year, growth investors contended with a slowing economy and declining corporate profits during May and June of 2001. The fund provided a modest gain for the short period, while its benchmark, the S&P 500 Index, posted a slight loss.

     VP Ultra is managed by the same investment team that guides American Century Ultra, our flagship common stock mutual fund. The team follows a disciplined investment process to find and own growing companies, preferably businesses whose earnings and revenues are increasing at a successively faster, or accelerating pace. We believe that such companies have the best chance to increase in value over time.

     We appreciate your confidence in American Century, and are confident that VP Ultra will provide you with rewarding performance over time.

Sincerely,
[signature]                    [signature]
James E. Stowers, Jr.          James E. Stowers III
Founder and Chairman           Co-Chairman of the Board

[right margin]

                               Table of Contents

VP ULTRA
   Performance Information .................................................   2
   Performance Review ......................................................   3
   Portfolio at a Glance ...................................................   3
   Types of Investments ....................................................   3
   Top Ten Holdings ........................................................   4
   Top Five Industries .....................................................   4
   Schedule of Investments .................................................   5
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................   8
   Statement of Operations .................................................   9
   Statement of Changes
      in Net Assets ........................................................  10
   Notes to Financial
      Statements ...........................................................  11
   Financial Highlights ....................................................  13
OTHER INFORMATION
   Background Information
      Portfolio Managers ...................................................  14
      Investment Philosophy
         and Policies ......................................................  14
      Comparative Indices ..................................................  14
   Glossary ................................................................  15


                                               www.americancentury.com      1


VP Ultra--Portfolio and Market Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2001

                            VP          S&P 500
                           ULTRA         INDEX

LIFE OF PORTFOLIO*         1.20%        -1.78%

The inception date of the portfolio is 5/1/01.

*Returns for periods less than one year are not annualized.

See pages 14-15 for information about the S&P 500 Index and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

GROWTH OF $10,000 OVER LIFE OF PORTFOLIO

[line chart - data below]

             VP Ultra       S&P 500 Index
 5/1/2001    $10,000          $10,000
5/31/2001    $10,130          $10,067
6/30/2001    $10,120          $9,822

The graph at left shows the growth of a $10,000 investment in the portfolio over the life of the portfolio. The S&P 500 Index is provided for comparison. VP Ultra's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return of the S&P 500 Index does not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE TWO MONTHS ENDED JUNE 30, 2001

[line chart - data below]

               S&P 500         S&P Mid-Cap 400        Russell 2000
12/31/2000      $1.00              $1.00                 $1.00
 1/31/2001      $1.00              $1.00                 $1.00
 2/28/2001      $1.00              $1.00                 $1.00
 3/31/2001      $1.00              $1.00                 $1.00
 4/30/2001      $1.00              $1.00                 $1.00
 5/31/2001      $1.01              $1.02                 $1.02
 6/30/2001      $0.98              $1.02                 $1.06

MARKET RETURNS
FOR THE TWO MONTHS ENDED JUNE 30, 2001

S&P 500            -1.78%
S&P MIDCAP 400      1.92%
RUSSELL 2000        6.00%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.


 2     1-800-345-6488


VP Ultra--Performance Review
--------------------------------------------------------------------------------

[photo of John Sykora, James E. Stowers III, and Bruce Wimberly]

     A market overview and performance commentary by John Sykora, James E. Stowers III, and Bruce Wimberly, portfolio managers on the VP Ultra team.

PERFORMANCE OVERVIEW

     American Century launched VP Ultra on May 1, 2001. This semiannual report covers the two months since its inception.

     The fund is managed using a disciplined equity investment approach developed by American Century founder James E. Stowers, Jr. Our process centers on identifying and owning companies whose earnings or revenues are growing at an accelerating rate. Before we invest in a business, we must be confident that it can sustain its growth into the future. To arrive at this conclusion, we carefully evaluate a company from all angles, examining its strategy, management team, risks associated with its business, as well as its competitive advantages

     VP Ultra was launched in a year that has been marked by volatility. The market has moved in fits and starts, rising one day on optimism that lower interest rates will stimulate economic growth, and falling the next under a crush of earnings disappointments. These mood swings have caused investment styles and economic sectors to rotate in and out of favor, creating a challenging environment for fund managers trying to deliver consistent performance.

     Despite these conditions, VP Ultra turned in positive results in May and June, gaining 1.20%. The fund also outperformed its benchmark, the S&P 500 Index, which fell 1.78%.

FINANCIAL STOCKS CONTRIBUTE

     Financial stocks, which underperformed early in 2001, returned to prominence in May and June and were the biggest contributors to VP Ultra's performance during the period. The fund's investments in property and casualty insurance companies performed particularly well. The top contributor was American International Group, which is one of the companies benefiting from improved pricing power due to decreasing competition in the insurance marketplace.

     Industrial companies, especially Tyco International, performed well during the period. Tyco is a successful conglomerate with products ranging from electrical components to fire protection and security systems. The diversified nature of the company's business units and their ability to generate steady cash flows from recurring business has been attractive to investors searching for predictable earnings in a difficult economic environment.

     The commercial services sector was another key contributor to VP Ultra's results. This area includes information services companies involved in performing critical business functions and data processing for corporate clients. This work is traditionally performed on the basis of contracts, which investors view as long-term sources of dependable revenue.

TECHNOLOGY DECLINED

     On the negative side, the volatile technology sector weighed on the fund's performance over the last two months.

[right margin]

PORTFOLIO AT A GLANCE
                                                                  6/30/01
NO. OF EQUITY SECURITIES                                            155
P/E RATIO                                                          31.9%
MEDIAN MARKET                                                      $10.5
   CAPITALIZATION                                                 BILLION
WEIGHTED AVERAGE                                                   $130
   MARKET CAPITALIZATION                                          BILLION
PORTFOLIO TURNOVER                                                 14%*

TYPES OF INVESTMENTS IN  THE PORTFOLIO
                                                           AS OF JUNE 30, 2001
* U.S. COMMON STOCKS                                             90.5%
* FOREIGN STOCKS                                                  2.0%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                  92.5%
* TEMPORARY CASH INVESTMENTS                                      7.5%

*For the period 5/1/01 (inception)  through 6/30/01.

Investment terms are defined in the Glossary on pages 15-16.


                                              www.americancentury.com      3


VP Ultra-- Performance Review
--------------------------------------------------------------------------------

                                                                    (Continued)

     Manufacturers of computer hardware and business machines continued to suffer from inventory backlog problems and from cutbacks in information technology spending by U.S. corporations. In addition, the fund's investments in chipmakers fell as that industry remains depressed due to overcapacity and declining demand.

     Health care issues also hindered performance. The main detractors were big, fundamentally sound drug companies, which have seen their stock prices seesaw all year. Generally viewed as reliable sources of earnings growth, drug makers like Pfizer have been slow to recover from pharmaceutical sell-offs that have coincided with 2001's short-lived technology buying sprees. VP Ultra continues to hold its position in Pfizer, optimistic that its solid fundamentals, strong market position, and portfolio of patent-protected drugs will lead to sustainable growth.

     After posting solid results last year, the energy sector has struggled in 2001. Increased exploration and production are returning petroleum and natural gas reserves to their normal levels. As a result, commodity prices have leveled off, hurting the earnings prospects of energy companies. Offshore driller Anadarko is a VP Ultra holding caught in this trend. The company enjoyed rising profits last year when energy companies stepped-up production to take advantage of rising prices, but saw demand for its services decline when commodity prices eased.

LOOKING AHEAD

     Heading into the second half of 2001, the VP Ultra management team continues to apply its disciplined investment process, looking for companies that meet our demanding standards for earnings and revenue growth. In American Century's view, the best way to ride through periods of uncertainty and volatility is to own growing businesses. The market's turbulence so far this year has made investors much more attuned to the earnings side of the equation. Such a scenario could play into VP Ultra's strength -- finding larger companies that appear able to sustain their growth.

[left margin]

TOP TEN HOLDINGS
                                                         % OF FUND INVESTMENTS
                                                                 AS OF
                                                               6/30/01
PFIZER, INC.                                                     7.3%
AOL TIME WARNER INC.                                             6.7%
AMERICAN INTERNATIONAL GROUP, INC.                               5.6%
TYCO INTERNATIONAL LTD.                                          4.7%
CITIGROUP INC.                                                   4.5%
GENERAL ELECTRIC CO.                                             4.1%
AT&T CORP. - LIBERTY MEDIA GROUP                                 2.9%
MICROSOFT CORP.                                                  2.8%
PHILIP MORRIS COMPANIES INC.                                     2.5%
GEMSTAR - TV GUIDE
     INTERNATIONAL, INC.                                         2.4%

TOP FIVE INDUSTRIES
                                                          % OF FUND INVESTMENTS
                                                                AS OF
                                                               6/30/01
DRUGS                                                           12.5%
PROPERTY & CASUALTY INSURANCE                                    9.2%
FINANCIAL SERVICES                                               8.2%
INTERNET                                                         6.7%
COMPUTER SOFTWARE                                                6.2%

[pie chart]


 4     1-800-345-6488


VP Ultra--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

 COMMON STOCKS - 92.5%
ALCOHOL - 0.1%
                      115  Constellation Brands, Inc.(1)                          $               4,715
                                                                      -----------------------------------------

APPAREL & TEXTILES - 1.2%
                      632  Jones Apparel Group, Inc.(1)                                          27,302
                      302  Liz Claiborne, Inc.                                                   15,236
                      196  Reebok International Ltd.(1)                                           6,262
                      325  Timberland Co. (The)(1)                                               12,841
                                                                      -----------------------------------------
                                                                                                 61,641
                                                                      -----------------------------------------

BANKS - 4.7%

                      162  Bank of New York Co., Inc. (The)                                       7,776
                    4,562  Citigroup Inc.                                                       241,056
                                                                      -----------------------------------------
                                                                                                248,832
                                                                      -----------------------------------------

CHEMICALS - 0.6%
                      678  Sealed Air Corp.(1)                                                   25,255
                      258  Sherwin-Williams Co.                                                   5,728
                                                                      -----------------------------------------
                                                                                                 30,983
                                                                      -----------------------------------------

CLOTHING STORES - 0.6%
                      252  Men's Wearhouse, Inc. (The)(1)                                         6,955
                      410  Ross Stores, Inc.                                                      9,625
                      565  TJX Companies, Inc. (The)                                             18,007
                                                                      -----------------------------------------
                                                                                                 34,587
                                                                      -----------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 1.4%
                       54  Black Box Corporation(1)                                               3,681
                      265  Compaq Computer Corp.                                                  4,105
                      346  Dell Computer Corp.(1)                                                 9,074
                      791  EMC Corp. (Mass.)                                                     22,979
                      297  International Business Machines Corp.                                 33,560
                      233  Sun Microsystems, Inc.(1)                                              3,705
                                                                      -----------------------------------------
                                                                                                 77,104
                                                                      -----------------------------------------

COMPUTER SOFTWARE - 6.2%
                      104  Adobe Systems Inc.                                                     4,896
                      219  Check Point Software
                              Technologies Ltd.(1)                                               11,101
                       78  Electronic Arts Inc.(1)                                                4,501
                    2,965  Gemstar - TV Guide International, Inc.(1)                            126,620
                    2,064  Microsoft Corp.(1)                                                   148,019
                    1,387  Oracle Corp.(1)                                                       26,610
                      229  SmartForce Plc ADR(1)                                                  8,062
                                                                      -----------------------------------------
                                                                                                329,809
                                                                      -----------------------------------------

CONSTRUCTION & REAL PROPERTY - 0.5%
                    1,150  Masco Corp.                                                           28,704
                                                                      -----------------------------------------

Shares                                                         Value
-------------------------------------------------------------------------------

CONSUMER DURABLES - 0.2%

                      144  Ethan Allen Interiors Inc.                             $                4,680
                      381  Leggett & Platt, Inc.                                                   8,393
                                                                      ------------------------------------------
                                                                                                  13,073
                                                                      ------------------------------------------

DEFENSE/AEROSPACE - 0.4%
                      130  General Dynamics Corp.                                                 10,115
                      327  Goodrich Corp.                                                         12,420
                                                                      ------------------------------------------
                                                                                                  22,535
                                                                      ------------------------------------------

DEPARTMENT STORES - 3.5%
                    1,119  Costco Companies, Inc.(1)                                              45,952
                    1,641  Target Corporation                                                     56,779
                    1,686  Wal-Mart Stores, Inc.                                                  82,276
                                                                      ------------------------------------------
                                                                                                 185,007
                                                                      ------------------------------------------

DRUGS - 12.5%
                      546  American Home Products Corp.                                           31,908
                      215  Amgen Inc.(1)                                                          13,147
                      804  Baxter International, Inc.                                             39,396
                      137  Elan Corp. plc ADR(1)                                                   8,357
                    2,198  Johnson & Johnson                                                     109,900
                    9,755  Pfizer, Inc.                                                          390,689
                    1,258  Pharmacia Corporation                                                  57,805
                      137  Teva Pharmaceutical Industries
                              Ltd. ADR                                                             8,485
                      117  Watson Pharmaceuticals, Inc.(1)                                         7,212
                                                                      ------------------------------------------
                                                                                                 666,899
                                                                      ------------------------------------------

ELECTRICAL EQUIPMENT - 1.1%
                      441  Celestica Inc.(1)                                                      22,712
                      786  Cisco Systems Inc.(1)                                                  14,297
                      331  Corning Inc.                                                            5,531
                      315  Dover Corp.                                                            11,860
                      358  Motorola, Inc.                                                          5,928
                                                                      ------------------------------------------
                                                                                                  60,328
                                                                      ------------------------------------------

ELECTRICAL UTILITIES - 0.2%
                      320  Duke Energy Corp.                                                      12,483
                                                                      ------------------------------------------

ENERGY RESERVES & PRODUCTION - 0.8%
                      182  Anadarko Petroleum Corp.                                                9,833
                      191  Apache Corp.                                                            9,693
                      439  Enron Corp.                                                            21,512
                      116  EOG Resources Inc.                                                      4,124
                                                                      ------------------------------------------
                                                                                                  45,162
                                                                      ------------------------------------------

ENTERTAINMENT - 0.6%
                    1,039  Carnival Corp. Cl A                                                    31,897
                       52  Royal Caribbean Cruises Ltd.                                            1,150
                                                                      ------------------------------------------
                                                                                                  33,047
                                                                      ------------------------------------------

ENVIRONMENTAL SERVICES - 0.2%
                      360  Waste Management, Inc.                                                 11,095
                                                                      ------------------------------------------


See Notes to Financial Statements             www.americancentury.com      5


VP Ultra--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

JUNE 30, 2001 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

FINANCIAL SERVICES - 8.2%
                      385  American Express Co.                                   $              14,938
                      193  Block (H & R), Inc.                                                   12,458
                      479  Cendant Corporation(1)                                                 9,341
                    1,186  Fannie Mae                                                           100,988
                      587  Federal Home Loan
                             Mortgage Corporation                                                41,090
                    4,497  General Electric Co.                                                 219,230
                      242  Household International, Inc.                                         16,141
                      280  MBIA Inc.                                                             15,590
                      104  MGIC Investment Corp.                                                  7,555
                                                                      -----------------------------------------
                                                                                                437,331
                                                                      -----------------------------------------

FOOD & BEVERAGE - 0.5%
                      558  Coca-Cola Company (The)                                               25,110
                                                                      -----------------------------------------

FOREST PRODUCTS & PAPER - 0.1%
                      124  United Stationers Inc.(1)                                              3,956
                                                                      -----------------------------------------

HOME PRODUCTS - 0.2%
                      317  Fortune Brands, Inc.                                                  12,160
                                                                      -----------------------------------------

HOTELS - 0.1%
                      181  Harrah's Entertainment, Inc.(1)                                        6,389
                                                                      -----------------------------------------

INDUSTRIAL PARTS - 5.1%
                      245  American Standard Companies Inc.(1)                                   14,725
                      206  Snap-on Inc.                                                           4,977
                    4,601  Tyco International Ltd.                                              250,754
                                                                      -----------------------------------------
                                                                                                270,456
                                                                      -----------------------------------------

INDUSTRIAL SERVICES - 0.3%
                       24  Gatx Corp                                                                962
                      186  Rent-A-Center Inc.(1)                                                  9,732
                      228  United Rentals Inc.(1)                                                 5,917
                                                                      -----------------------------------------
                                                                                                 16,611
                                                                      -----------------------------------------

INFORMATION SERVICES - 3.1%
                        6  BARRA, Inc.(1)                                                           248
                      618  Concord EFS, Inc.(1)                                                  33,282
                      332  Convergys Corp.(1)                                                    10,043
                      109  DST Systems, Inc.(1)                                                   5,744
                      781  First Data Corp.                                                      50,180
                      576  Paychex, Inc.                                                         23,037
                      436  Sabre Holdings Corp.(1)                                               21,800
                      196  SunGard Data Systems Inc.(1)                                           5,882
                      260  TMP Worldwide Inc.(1)                                                 15,552
                                                                      -----------------------------------------
                                                                                                165,768
                                                                      -----------------------------------------

INTERNET - 6.7%
                    6,728  AOL Time Warner Inc.(1)                                              356,584
                                                                      -----------------------------------------

Shares                                                         Value
-------------------------------------------------------------------------------

INVESTMENT TRUSTS - 1.6%
                       33  iShares Russell 2000 Index Fund                        $                3,363
                       28  iShares Russell 3000 Index Fund                                         1,908
                       11  iShares S&P 500/BARRA Value
                              Index Fund                                                             680
                        6  iShares S&P SmallCap 600
                              Index Fund                                                             684
                       78  Midcap SPDR Trust Series 1                                              7,430
                      571  Standard and Poor's 500
                              Depositary Receipt                                                  70,415
                                                                      ------------------------------------------
                                                                                                  84,480
                                                                      ------------------------------------------

LEISURE - 0.6%
                       51  Bally Total Fitness Holding
                              Corporation(1)                                                       1,510
                      163  Direct Focus Inc(1)                                                     7,718
                      239  Eastman Kodak Co.                                                      11,156
                      464  Mattel, Inc.                                                            8,779
                       61  Polaris Industries Inc.                                                 2,794
                                                                      ------------------------------------------
                                                                                                  31,957
                                                                      ------------------------------------------

LIFE & HEALTH INSURANCE - 0.3%
                      467  UnumProvident Corp.                                                    15,000
                                                                      ------------------------------------------

MEDIA - 4.0%
                       10  Cablevision Systems Corp-Rainbow
                              Media Group(1)                                                         258
                      598  Clear Channel Communications, Inc.(1)                                  37,495
                    1,054  Comcast Corp. Cl A(1)                                                  45,691
                      662  Univision Communications Inc. Cl A(1)                                  28,320
                      276  USA Networks Inc.(1)                                                    7,727
                    1,848  Viacom, Inc. Cl B(1)                                                   95,633
                                                                      ------------------------------------------
                                                                                                 215,124
                                                                      ------------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 2.2%
                    1,051  Abbott Laboratories                                                    50,459
                    1,373  Medtronic, Inc.                                                        63,172
                       97  PerkinElmer, Inc.                                                       2,670
                                                                      ------------------------------------------
                                                                                                 116,301
                                                                      ------------------------------------------

MEDICAL PROVIDERS & SERVICES - 0.3%
                      357  Tenet Healthcare Corp.(1)                                              18,418
                                                                      ------------------------------------------

MOTOR VEHICLES & PARTS - 0.5%
                      482  Harley-Davidson, Inc.                                                  22,692
                       34  Magna International Inc. Cl A                                           2,091
                                                                      ------------------------------------------
                                                                                                  24,783
                                                                      ------------------------------------------

PROPERTY & CASUALTY INSURANCE - 9.2%
                      702  Ace, Ltd.                                                              27,441
                    3,486  American International Group, Inc.                                    299,797
                       35  Berkshire Hathaway Inc. Cl B(1)                                        80,500
                      148  Chubb Corp.                                                            11,460
                      181  Everest Reinsurance Holdings, Inc.                                     13,539
                       81  Loews Corp.                                                             5,219
                      220  PartnerRe Ltd.                                                         12,188
                      147  PMI Group, Inc. (The)                                                  10,534
                      374  XL Capital Ltd. Cl A                                                   30,705
                                                                      ------------------------------------------
                                                                                                 491,383
                                                                      ------------------------------------------


 6         1-800-345-6488                   See Notes to Financial Statements


VP Ultra--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

JUNE 30, 2001 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

PUBLISHING - 0.2%
                      157  McGraw-Hill Companies, Inc. (The)                      $              10,386
                                                                      -----------------------------------------

RAILROADS - 0.2%
                      359  CSX Corporation                                                       13,010
                                                                      -----------------------------------------

REAL ESTATE INVESTMENT TRUST - 0.3%
                      158  Equity Office Properties Trust                                         4,998
                       33  Equity Residential Properties Trust                                    1,866
                      667  Host Marriott Corp.                                                    8,351
                       99  Public Storage, Inc.                                                   2,935
                                                                      -----------------------------------------
                                                                                                 18,150
                                                                      -----------------------------------------

RESTAURANTS - 1.0%
                      331  Applebee's International Inc.                                          8,647
                       48  CEC Entertainment Inc.(1)                                              2,369
                      876  McDonald's Corp.                                                      23,704
                      456  Outdoor Systems, Inc.(1)                                              13,133
                      198  Wendy's International, Inc.                                            5,057
                                                                      -----------------------------------------
                                                                                                 52,910
                                                                      -----------------------------------------

SECURITIES & ASSET MANAGEMENT - 0.3%
                       83  Merrill Lynch & Co., Inc.                                              4,918
                      206  Morgan Stanley Dean Witter & Co.                                      13,231
                                                                      -----------------------------------------
                                                                                                 18,149
                                                                      -----------------------------------------

SEMICONDUCTOR - 1.5%
                       61  Amkor Technology, Inc.(1)                                              1,357
                      133  Analog Devices, Inc.(1)                                                5,752
                      229  Applied Materials, Inc.(1)                                            11,379
                    1,278  Intel Corp.                                                           37,541
                      134  Linear Technology Corp.                                                5,958
                      119  Maxim Integrated Products, Inc.(1)                                     5,289
                      350  Texas Instruments Inc.                                                11,025
                                                                      -----------------------------------------
                                                                                                 78,301
                                                                      -----------------------------------------

SPECIALTY STORES - 1.6%
                      232  Autozone Inc.(1)                                                       8,700
                       97  Best Buy Co., Inc.(1)                                                  6,161
                       43  CVS Corp.                                                              1,660
                      744  Home Depot, Inc.                                                      34,633
                      740  Staples, Inc.(1)                                                      11,836
                      792  Toys 'R' Us, Inc.(1)                                                  19,602
                      148  Zale Corp.(1)                                                          4,988
                                                                      -----------------------------------------
                                                                                                 87,580
                                                                      -----------------------------------------

TELEPHONE - 0.3%
                      378  SBC Communications Inc.                                               15,143
                                                                      -----------------------------------------

THRIFTS - 1.3%
                      291  Golden West Financial Corp. (Del.)                                    18,694
                    1,375  Washington Mutual, Inc.                                               51,631
                                                                      -----------------------------------------
                                                                                                 70,325
                                                                      -----------------------------------------

TOBACCO - 2.6%
                    2,591  Philip Morris Companies Inc.                                         131,493
                      180  UST Inc.                                                               5,195
                                                                      -----------------------------------------
                                                                                                136,688
                                                                      -----------------------------------------

Shares/Principal Amount                                        Value
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS - 5.4%
                    1,284  American Tower Corp. Cl A(1)                           $               26,540
                    8,896  AT&T Corp. - Liberty Media
                              Group Cl A(1)                                                      155,592
                      718  Crown Castle International Corp.(1)                                    11,775
                    1,283  Nextel Communications, Inc.(1)                                         22,343
                    1,096  QUALCOMM Inc.(1)                                                       63,584
                      320  Sprint PCS(1)                                                           7,728
                                                                      ------------------------------------------
                                                                                                 287,562
                                                                      ------------------------------------------

TOTAL COMMON STOCKS                                                                            4,946,019
                                                                      ------------------------------------------
  (Cost $4,929,692)

 TEMPORARY CASH INVESTMENTS - 7.5%

                 $400,000  FHLB Discount Notes,
                              3.94%, 7/2/01(2)                                                   400,000
                                                                      ------------------------------------------
  (Cost $399,956)

TOTAL INVESTMENT SECURITIES - 100.0%                                                          $5,346,019
                                                                      ==========================================

  (Cost $5,329,648)

 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

     Contracts       Settlement                               Unrealized
      to Sell           Date                   Value             Gain
--------------------------------------------------------------------------------

    8,734  EURO        7/31/01                $7,410             $112
                                       ====================================
(Value on Settlement Date $7,522)

*Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future - and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

SPDR = Standard and Poor's Depositary Receipt

(1) Non-income producing.

(2) Rate indicated is the yield to maturity at purchase.


See Notes to Financial Statements             www.americancentury.com      7


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 2001 (UNAUDITED)

ASSETS

Investment securities, at value
   (identified cost of $5,329,648) (Note 3) ...................   $   5,346,019
Cash ..........................................................         345,082
Receivable for investments sold ...............................          39,267
Receivable for forward foreign currency exchange contracts ....             112
Dividends and interest receivable .............................           1,844
                                                                  -------------
                                                                      5,732,324
                                                                  -------------

LIABILITIES

Payable for investments purchased .............................         409,134
Accrued management fees (Note 2) ..............................           3,050
Payable for directors' fees and expenses (Note 2) .............              11
                                                                  -------------
                                                                        412,195
                                                                  -------------

Net Assets ....................................................   $   5,320,129
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE

Authorized ....................................................     200,000,000
                                                                  =============
Outstanding ...................................................         525,962
                                                                  =============

Net Asset Value Per Share .....................................   $       10.12
                                                                  =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) .......................   $   5,318,573
Undistributed net investment income ...........................             262
Accumulated net realized loss on investment
   and foreign currency transactions ..........................         (15,189)

Net unrealized appreciation on investments
   and translation of assets and liabilities
   in foreign currencies (Note 3) .............................          16,483
                                                                  -------------
                                                                  $   5,320,129
                                                                  =============


 8         1-800-345-6488                    See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE PERIOD MAY 1, 2001 (INCEPTION) THROUGH JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME

Income:

Dividends .........................................................    $  2,757
Interest ..........................................................       1,595
                                                                       --------
                                                                          4,352
                                                                       --------

Expenses (Note 2):

Management fees ...................................................       4,078

Directors' fees and expenses ......................................          12
                                                                       --------
                                                                          4,090
                                                                       --------

Net investment income .............................................         262
                                                                       --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY (NOTE 3)

Net realized loss on investment transactions ......................     (15,189)

Change in net unrealized appreciation on:

Investments .......................................................      16,371

Translation of assets and liabilities in foreign currencies .......         112
                                                                       --------
                                                                         16,483
                                                                       --------

Net realized and unrealized gain on investments
   and foreign currency ...........................................       1,294
                                                                       --------

Net Increase in Net Assets Resulting from Operations ..............    $  1,556
                                                                       ========


See Notes to Financial Statements          www.americancentury.com          9


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

FOR THE PERIOD MAY 1, 2001 (INCEPTION) THROUGH JUNE 30, 2001 (UNAUDITED)

Increase in Net Assets

                                                                          2001
OPERATIONS

Net investment income ............................................  $       262

Net realized loss on investment
   and foreign currency transactions .............................      (15,189)

Change in net unrealized appreciation on investments
   and translation of assets and liabilities in foreign currencies       16,483
                                                                    -----------

Net increase in net assets resulting from operations .............        1,556
                                                                    -----------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ........................................    5,326,857

Payments for shares redeemed .....................................       (8,284)
                                                                    -----------

Net increase in net assets from capital share transactions .......    5,318,573
                                                                    -----------


Net increase in net assets .......................................    5,320,129

NET ASSETS

Beginning of period ..............................................         --
                                                                    -----------
End of period ....................................................  $ 5,320,129
                                                                    ===========

Undistributed net investment income ..............................  $       262
                                                                    ===========

TRANSACTIONS IN SHARES OF THE FUND

Sold .............................................................      526,762
Redeemed .........................................................         (800)
                                                                    -----------
Net increase .....................................................      525,962
                                                                    ===========


 10         1-800-345-6488                   See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Ultra Fund (the fund) is one of the funds in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth by investing primarily in equity securities. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at June 30, 2001.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.


                                              www.americancentury.com      11


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

JUNE 30, 2001 (UNAUDITED)

2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annualized fee schedule for the fund is as follows:

    1.00% of the first $20 billion
    0.95% over $20 billion

    The fund may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the two months ended June 30, 2001, totaled $5,262,433 and $317,552, respectively.


    As of June 30, 2001, accumulated net unrealized appreciation was $16,371, based on the aggregate cost of investments for federal income tax purposes of $5,329,648, which consisted of unrealized appreciation of $108,339 and unrealized depreciation of $91,968.


 12     1-800-345-6488


VP Ultra--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
                                                                      2001(1)
================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period ...........................   $   10.00
                                                                   ---------
Income From Investment Operations
  Net Investment Income ........................................       --(2)
  Net Realized and Unrealized Gain on Investment Transactions ..        0.12
                                                                   ---------
  Total From Investment Operations .............................        0.12
                                                                   ---------
Net Asset Value, End of Period .................................   $   10.12
                                                                   =========
  Total Return(3) ..............................................        1.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..............        1.00%(4)
Ratio of Net Investment Income to Average Net Assets ...........        0.06%(4)
Portfolio Turnover Rate ........................................          14%
Net Assets, End of Period (in thousands) .......................   $   5,320

(1)  May 1, 2001 (inception) through June 30, 2001 (unaudited).

(2)  Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements             www.americancentury.com      13


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICY

     The philosophy behind American Century's Variable Portfolios aggressive growth funds focuses on three important principles. Chiefly, the funds seek to own companies whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Of course, remaining fully invested also means the funds may experience greater losses in market downturns. Finally, American Century Variable Portfolios funds are managed by teams rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:
VP ULTRA generally invests in the securities of larger companies that exhibit growth. It typically will have significant price fluctuations.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

[left margin]

PORTFOLIO MANAGERS
  VP Ultra
       JIM STOWERS III
       BRUCE WIMBERLY
       JOHN SYKORA, CFA


 14     1-800-345-6488


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 13.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $11.1 billion. This is Lipper's market capitalization breakpoint as of June 30, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.5 billion and $11.1 billion. This is Lipper's market capitalization breakpoint as of June 30, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


                                              www.americancentury.com      15


Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization breakpoint as of June 30, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


 16     1-800-345-6488


[inside back cover]

[blank page]




[back cover]

Who We Are

[graphic of rowers]

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[american logo and text logo (reg. sm)]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTOR PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

0108                              American Century Investment Services, Inc.
SH-SAN-26471                      (c)2001 American Century Services Corporation